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                                                                   Exhibit 10.17

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                                MASTER AGREEMENT


                            Dated as of July 16, 1996


                                      among

                         CARDINAL MISSISSIPPI, INC. and
                           CERTAIN OTHER SUBSIDIARIES
                        NOW OR HEREAFTER PARTIES HERETO,
                                   as Lessees,


                      CARDINAL HEALTH, INC., as Guarantor,


                        SUNTRUST BANKS, INC., as Lessor,

                          PNC LEASING CORP., as Lender,

                                       and

                        SUNTRUST BANK, ATLANTA, as Agent




                 ----------------------------------------------

                                  [Warehouses]


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



                                TABLE OF CONTENTS

                                                                                                           Page
SECTION 1              DEFINITIONS; INTERPRETATION........................................................  2

SECTION 2              ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                       NATURE OF TRANSACTION..............................................................  2
      SECTION 2.1      Agreement to Acquire, Construct,
                       Fund
                       and Lease..........................................................................  2
      SECTION 2.2      Fundings of Purchase Price,
                       Development Costs and Construction Costs...........................................  3
      SECTION 2.3      Funded Amounts and Interest and
                       Yield Thereon; Commitment Fee......................................................  5
      SECTION 2.4      Lessee Owner for Tax Purposes......................................................  6
      SECTION 2.5      Amounts Due Under Lease............................................................  7

SECTION 3              CONDITIONS PRECEDENT; DOCUMENTS....................................................  7
      SECTION 3.1      Conditions to the Obligations of the
                       Funding Parties on each Closing Date...............................................  7
      SECTION 3.2      Additional Conditions for the
                       Initial Closing Date............................................................... 12
      SECTION 3.3      Conditions to the Obligations of
                       Lessees............................................................................ 14
      SECTION 3.4      Conditions to the Obligations of the
                       Funding Parties on each Funding Date............................................... 14
      SECTION 3.5      Completion Date Conditions......................................................... 15
      SECTION 3.6      Addition of Lessees................................................................ 17

SECTION 4              REPRESENTATIONS.................................................................... 18
      SECTION 4.1      Representations of Lessee.......................................................... 18
      SECTION 4.2      Representations of the Lessor...................................................... 21
      SECTION 4.3      Representations of each Lender..................................................... 22

SECTION 5              COVENANTS OF THE LESSEES........................................................... 22
      SECTION 5.1      Qualification to do Business....................................................... 22
      SECTION 5.2      Further Assurances................................................................. 23
      SECTION 5.3      Information........................................................................ 23
      SECTION 5.4      Additional Required Appraisals..................................................... 23
      SECTION 5.5      IDB Documentation.................................................................. 23

SECTION 6              TRANSFERS BY LESSOR AND LENDER..................................................... 23
      SECTION 6.1      Lessor Transfers................................................................... 23
      SECTION 6.2      Lender Transfers................................................................... 23

SECTION 7              INDEMNIFICATION.................................................................... 24
      SECTION 7.1      General Indemnification............................................................ 24
      SECTION 7.2      Environmental Indemnity............................................................ 26
      SECTION 7.3      Proceedings in Respect of Claims................................................... 28





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
      SECTION 7.4      General Tax Indemnity.............................................................. 30
      SECTION 7.5      Increased Costs, etc............................................................... 37
      SECTION 7.6      End of Term Indemnity.............................................................. 40

SECTION 8              MISCELLANEOUS...................................................................... 41
      SECTION 8.1      Survival of Agreements............................................................. 41
      SECTION 8.2      Notices............................................................................ 41
      SECTION 8.3      Counterparts....................................................................... 42
      SECTION 8.4      Amendments......................................................................... 42
      SECTION 8.5      Headings, etc...................................................................... 43
      SECTION 8.6      Parties in Interest................................................................ 43
      SECTION 8.7      GOVERNING LAW...................................................................... 43
      SECTION 8.8      Expenses........................................................................... 43
      SECTION 8.9      Severability....................................................................... 44
      SECTION 8.10     Liabilities of the Funding Parties................................................. 44
      SECTION 8.11     Submission to Jurisdiction; Waivers................................................ 44
      SECTION 8.12     Liabilities of the Agent........................................................... 45

APPENDIX A       Definitions and Interpretation


                              SCHEDULES

SCHEDULE 2.2     Commitments
SCHEDULE 8.2     Notice Information


                              EXHIBITS

EXHIBIT A        Form of Funding Request
EXHIBIT B        [Reserved]
EXHIBIT C        Form of Security Agreement and Assignment
EXHIBIT D-1      Form of Mortgage
EXHIBIT D-2      Form of Deed of Trust
EXHIBIT E        Form of Lease
EXHIBIT F        Form of Environmental Audit Reliance Letter
EXHIBIT G        Forms of Opinions of Counsel
EXHIBIT H        Form of Lessee Certification of Construction
                     Completion
EXHIBIT I        Form of Joinder Agreement
EXHIBIT J        Form of Assignment and Assumption Agreement
EXHIBIT K        Form of Assignment of Lease and Rents

                                MASTER AGREEMENT



         THIS MASTER AGREEMENT, dated as of July 16, 1996 (as it may be amended or modified from time to time in accordance with the provisions hereof, this "MASTER AGREEMENT"), is among CARDINAL MISSISSIPPI, INC. a Mississippi corporation ("CARDINAL MISSISSIPPI"); (Cardinal Mississippi, together with the other Subsidiaries that hereafter become parties hereto, are collectively referred to as the "LESSEES" and individually as a LESSEE"), CARDINAL HEALTH, INC., an Ohio corporation ("CARDINAL"), as Guarantor, SUNTRUST BANKS, INC., a Georgia corporation, as Lessor (the "LESSOR"); PNC LEASING CORP., a Pennsylvania corporation ("PNC"); PNC and such other financial institutions that may hereafter become parties to the Loan Agreement are collectively referred to as "LENDERS" and individually as a "LENDER"), and SUNTRUST BANK, ATLANTA, a Georgia banking corporation, as Agent (the "AGENT").

                              PRELIMINARY STATEMENT

         In accordance with the terms and provisions of this Master Agreement, the Leases, the Lease Participation Agreement, the Loan Agreement and the other Operative Documents, (i) the Lessor contemplates acquiring Land and Leased Property from time to time, and leasing such Land or Leased Property, as the case may be, to the respective Lessees, (ii) unless the Building has been completed at the time of the acquisition of the Leased Property, the respective Lessees wish to construct Buildings on such Land for the Lessor and, when completed, to lease such Buildings from Lessor as part of the Leased Property under the related Lease, (iii) the Lessees wish to obtain, and the Lessor is willing to provide, funding for the acquisition of the Land or Leased Property, as the case may be, and, if applicable, the construction of Buildings, (iv) the Lessor wishes to sell, and the Lease Participant wishes to purchase, a participation interest in the Lessor's rights under the Leases, (v) the Lessor wishes to obtain, and Lenders are willing to provide, from time to time, financing of a portion of the funding of the acquisition of the Land or Leased Property, as the case may be, and, if applicable, the construction of the Buildings, and (vi) the Guarantor is willing to provide its Guaranty to the Lease Participant, the Lenders and the Lessor.

         In consideration of the mutual agreements contained in this Master Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1
                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in APPENDIX A hereto for all purposes hereof; and the rules of interpretation set forth in APPENDIX A hereto shall apply to this Master Agreement.


                                    SECTION 2
                 ACQUISITION, CONSTRUCTION AND LEASE; FUNDINGS;
                              NATURE OF TRANSACTION

         SECTION 2.1 AGREEMENT TO ACQUIRE, CONSTRUCT, FUND AND LEASE.

                  (a) LAND. Subject to the terms and conditions of this Master Agreement, with respect to each parcel of Land that is not an IDB Property acquired by an Authority pursuant to the following sentence, on the related Closing Date (i) the Lessor agrees to acquire such interest in the related Land from the applicable Seller as is transferred, sold, assigned and conveyed to the Lessor pursuant to the applicable Purchase Agreement, (ii) the Lessor hereby agrees to lease such Land to the related Lessee pursuant to a Lease, and (iii) the related Lessee hereby agrees to lease such Land from the Lessor pursuant to such Lease. With respect to each IDB Property, (i) the applicable Authority may acquire such interest in the related Land from the applicable Seller as is transferred, sold, assigned and conveyed to the Authority pursuant to the applicable Purchase Agreement, (ii) the applicable Authority will lease such Land to the Lessor pursuant to the related IDB Lease, and (iii) the related Lessee hereby agrees to sublease such Land from the Lessor pursuant to the related IDB Lease (it being understood that any reference in the Operative Documents to the lease by a Lessee of an IDB Property shall be deemed to refer to the sublease thereof pursuant to the related Lease).

                  (b) BUILDING. With respect to each parcel of Land that does not have a completed Building at the time of acquisition by the Lessor, subject to the terms and conditions of this Master Agreement, from and after the Closing Date relating to such Land (i) the Construction Agent, and the related Lessee, as Co-Construction Agent, agree, pursuant to the terms of the Construction Agency Agreement, to construct and install the Building on such Land for the Lessor prior to the Scheduled Construction Termination Date, (ii) the Lenders and the Lessor agree to fund all or a portion of the costs of such construction and installment (and interest and yield thereon), (iii) the Lessor shall lease such Building as part of such Leased Property


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to such related Lessee pursuant to the related Lease, and (iv) the related
Lessee shall lease such Building from the Lessor pursuant to the related Lease.

         SECTION 2.2 FUNDINGS OF PURCHASE PRICE, DEVELOPMENT COSTS AND CONSTRUCTION COSTS.

                  (a) INITIAL FUNDING AND PAYMENT OF PURCHASE PRICE FOR LAND AND DEVELOPMENT COSTS ON CLOSING DATE. Subject to the terms and conditions of this Master Agreement, on the Closing Date for any Land or Leased Property, each Lender shall make available to the Lessor its initial Loan with respect to such Land in an amount equal to the product of such Lender's Commitment Percentage times the purchase price for the Land or Leased Property and the development, transaction and closing costs incurred by the Lessee through such Closing Date, which funds the Lessor shall use, together with Lessor funds in an amount equal to the product of the Lessor's Commitment Percentage times the purchase price for the related Land or Leased Property and the development, transaction and closing costs incurred by such Lessee through such Closing Date, to purchase the Land or Leased Property from the applicable Seller pursuant to the applicable Purchase Agreement and to pay to the related Lessee the amount of such development, transaction and closing costs, and the Lessor shall lease such Land to the related Lessee pursuant to the related Lease.

                  (b) SUBSEQUENT FUNDINGS AND PAYMENTS OF CONSTRUCTION COSTS DURING CONSTRUCTION TERM. Subject to the terms and conditions of this Master Agreement, on each Funding Date following the Closing Date for each Construction Land Interest until the related Construction Term Expiration Date, (i) each Lender shall make available to the Lessor a Loan in an amount equal to the product of such Lender's Commitment Percentage times the amount of Funding requested by the related Lessee for such Funding Date, which funds the Lessor hereby directs such Lender to pay over to the related Lessee as set forth in PARAGRAPH (D), and (ii) the Lessor shall pay over to the related Lessee its own funds (which shall constitute a part of and an increase in the Lessor's Invested Amount with respect to such Leased Property) in an amount equal to the product of the Lessor's Commitment Percentage times the amount of Funding requested by the related Lessee for such Funding Date.

                  (c) AGGREGATE LIMITS ON FUNDED AMOUNTS. The aggregate amount that the Funding Parties shall be committed to provide as Funded Amounts under this Master Agreement, the Loan Agreement and the Lease Participation Agreement shall not exceed (x) with respect to each Leased Property the lesser of (i) the costs of purchase and construction of such Leased Property and the related closing and financing costs, and (ii) the estimated Fair Market


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Sales Value of such Leased Property on the related Completion Date as set forth in the related Appraisal, or (y) $60,000,000 in the aggregate for all Leased Properties. The aggregate amount that any Funding Party shall be committed to fund under this Master Agreement, the Lease Participation Agreement and the Loan Agreement shall not exceed the lesser of (i) such Funding Party's Commitment and
(ii) such Funding Party's Commitment Percentage of the aggregate Fundings requested under this Master Agreement.

                  (d) NOTICE, TIME AND PLACE OF FUNDINGS. With respect to each Funding, the related Lessee or Cardinal shall give the Lessor and the Agent an irrevocable prior written notice not later than 12:00 noon, Atlanta, Georgia, three Business Days prior to the proposed Closing Date or other Funding Date, as the case may be, pursuant, in each case, to a Funding Request in the form of EXHIBIT A (a "FUNDING REQUEST"), specifying the Closing Date or subsequent Funding Date, as the case may be, and the amount of Funding requested. All documents and instruments required to be delivered on such Closing Date pursuant to this Master Agreement shall be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603, or at such other location as may be determined by the Lessor, Cardinal and the Agent. Each Funding shall occur on a Closing Date or a Payment Date and shall be in an amount equal to $250,000 or an integral multiple of $25,000 in excess thereof. All remittances made by any Lender and the Lessor for any Funding shall be made in immediately available funds by wire transfer to or, as is directed by, the related Lessee or Cardinal, with receipt by the related Lessee not later than 1:00 p.m., Atlanta, Georgia time, on the applicable Funding Date, upon satisfaction or waiver of the conditions precedent to such Funding set forth in
SECTION 3; such funds shall (1) in the case of the initial Funding on a Closing Date, be used to pay the purchase price to the applicable Seller for the related Land or Leased Property, as the case may be, and pay the related Lessee development, transaction and closing costs related to such Land or Leased Property, as the case may be, and (2) in the case of each subsequent Funding in respect of a Construction Land Interest be used to pay to Cardinal or the related Lessee as the Construction Agent or Co-Construction Agent, as the case may be, for payment or reimbursement of Construction costs.

                  (e) LESSEE'S DEEMED REPRESENTATION FOR EACH FUNDING. Each Funding Request by a Lessee shall be deemed a reaffirmation of such Lessee's indemnity obligations in favor of the Indemnitees under the Operative Documents and a representation by such Lessee to the Lessor, the Agent, the Lease Participant and the Lenders that on the proposed Closing Date or Funding Date, as the case may be, (i) the amount of Funding requested represents amounts owing in respect of the purchase price of the related Land or Leased Property, as the case may be, and development,


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transaction and closing costs in respect of the Leased Property (in the case of the initial Funding on a Closing Date) or amounts that such Lessee reasonably believes will be due in the 90 days following such Funding from such Lessee or Cardinal to third parties in respect of the Construction, or amounts paid by such Lessee or Cardinal to third parties in respect of the Construction for which such Lessee or Cardinal has not previously been reimbursed by a Funding (in the case of any Funding), (ii) no Event of Default or Potential Event of Default exists, and (iii) the representations of such Lessee set forth in
SECTION 4.1 are true and correct in all material respects as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (f) Notwithstanding anything to the contrary set forth herein or in the other Operative Documents, each Lender's and the Lessor's commitments shall be several, and not joint. In no event shall any Funding Party be obligated to fund an amount in excess of such Funding Party's Commitment Percentage of any Funding, or to fund amounts in the aggregate in excess of such Funding Party's Commitment.

         SECTION 2.3 FUNDED AMOUNTS AND INTEREST AND YIELD THEREON; COMMITMENT FEE.

                  (a) The Lessor's Invested Amount for any Leased Property outstanding from time to time shall accrue yield ("YIELD") at a rate equal to the sum of (i) the LIBOR Rate, plus (ii) .44475% per annum, computed using the actual number of days elapsed and a 360 day year. If all or a portion of the principal amount of or yield on the Lessor's Invested Amounts shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall, without limiting the rights of the Lessor under the Leases, accrue yield at the Overdue Rate, in each case from the date of nonpayment until paid in full (as well after as before judgment). Any change in the Yield rate on the Lessor's Invested Amounts resulting from a change in the Alternative Rate shall become effective as of the opening of business on the day on which such Alternative Rate changes as provided in the definition thereof.

                  (b) Each Lender's Funded Amount for any Leased Property outstanding from time to time shall accrue interest as provided in the Loan Agreement.

                  (c) During the Construction Term, if requested by the related Lessee in a writing delivered to the Sun Trust Lessor and the Agent not less than three Business Days prior to the related


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Payment Date, in lieu of paying accrued interest, on such Payment Date, each
Lender's Funded Amount in respect of a Construction Land Interest shall automatically be increased by the amount of interest accrued on the related Loans pursuant to the Loan Agreement during the quarter ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause such Lender's Funded Amount to exceed such Lender's Commitment, in which event the related Lessee shall pay such excess amount to such Lender). Similarly, during the Construction Term, if the related Lessee has delivered such notice as set forth in the preceding sentence, in lieu of paying accrued Yield, on such Payment Date, the Lessor's Invested Amount in respect of such Construction Land Interest shall automatically be increased by the amount of Yield accrued on the Lessor's Invested Amount in respect of such Land during the quarter ending immediately prior to such Payment Date (except to the extent that at any time such increase would cause the Lessor's Invested Amount to exceed the Lessor's Commitment, in which event the related Lessee shall pay such excess amount to the Lessor). Such increases in Funded Amounts shall occur without any disbursement of funds by the Funding Parties. If the related Lessee has not delivered the notice to increase the Loans and the Lessor's Invested Amount as described in the foregoing sentences, such Lessee shall pay the amount of accrued interest on the Loans and accrued Yield related to the Leased Properties leased by such Lessee on each Payment Date in cash.

                  (d) Cardinal hereby agrees to pay to each of the Lessor and each Lender a commitment fee (the "COMMITMENT FEE") equal for each day from the date hereof until the Funding Termination Date in an amount equal to (x) 0.125% TIMES (y) the difference, if any, between such Person's Commitment and such Person's outstanding Funded Amount on such day TIMES (z) 1/360. Such Commitment Fee shall be paid, in arrears, on the last Business Day of each March, June, September and December for the calendar quarter then ended, and on the Funding Termination Date for the period for which such Commitment Fee has not theretofore been paid.

         SECTION 2.4 LESSEE OWNER FOR TAX PURPOSES. With respect to each Leased Property, it is the intent of the Lessee and the Funding Parties that for federal, state and local tax purposes (A) the related Lessee owns such Leased Property and will be entitled to all tax benefits ordinarily available to an owner of property similar to such Leased Property, (B) the related Lease will be treated as a financing arrangement, and (C) the Lessor will be treated as a lender making loans to the related Lessee. Nevertheless, each Lessee acknowledges and agrees that no Funding Party or any other Person has made any representations or warranties concerning the tax, financial, accounting or legal characteristics or treatment of the Operative Documents and that


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each Lessee has obtained and relied solely upon the advice of its own tax, accounting and legal advisors concerning the Operative Documents and the accounting, tax, financial and legal consequences of the transactions contemplated therein.

         SECTION 2.5 AMOUNTS DUE UNDER LEASE. With respect to each Leased Property, anything else herein or elsewhere to the contrary notwithstanding, it is the intention of each Lessee and the Funding Parties that: (i) the amount and timing of Basic Rent due and payable from time to time from such Lessee under the related Lease shall be equal to the aggregate payments due and payable with respect to interest on, and principal of, the Loans in respect of such Leased Property and Yield on, and principal of, the Lessor's Invested Amounts in respect of such Leased Property on each Payment Date; (ii) if such Lessee elects the Purchase Option or becomes obligated to purchase such Leased Property under the related Lease, the Funded Amounts in respect of such Leased Property, all interest and Yield thereon and all other obligations of such Lessee owing to the Funding Parties in respect of such Leased Property shall be paid in full by such Lessee, (iii) if such Lessee properly elects the Remarketing Option or the Surrender Option, the principal amount of, and accrued interest on, the A Loans and the A Percentage of the Lessor's Invested Amounts in respect of such Leased Property will be paid out of the Recourse Deficiency Amount, and such Lessee shall only be required to pay to the Lenders in respect of the principal amount of the B Loans in respect of such Leased Property and to the Lessor in respect of the B Percentage of the Lessor's Invested Amounts in respect of such Leased Property the proceeds of the sale of such Leased Property; and (iv) upon an Event of Default resulting in an acceleration of such Lessee's obligation to purchase such Leased Property under the related Lease, the amounts then due and payable by such Lessee under such Lease shall include all amounts necessary to pay in full the Loans in respect of such Leased Property, and accrued interest thereon, the Lessor's Invested Amounts in respect of the Leased Property and accrued Yield thereon and all other obligations of such Lessee owing to the Funding Parties in respect of such Leased Property.


                                    SECTION 3
                         CONDITIONS PRECEDENT; DOCUMENTS

         SECTION 3.1 CONDITIONS TO THE OBLIGATIONS OF THE FUNDING PARTIES ON EACH CLOSING DATE. The obligations of the Lessor and each Lender to carry out their respective obligations under SECTION 2 of this Master Agreement to be performed on the Closing Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to


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such Closing Date of the following conditions precedent, PROVIDED that the obligations of any Funding Party shall not be subject to any conditions contained in this SECTION 3.1 which are required to be performed by such Funding
Party:

                  (a) DOCUMENTS. The following documents shall have been executed and delivered by the respective parties thereto:

                           (i) DEED AND PURCHASE AGREEMENT; SUPPLEMENT TO
                  CONSTRUCTION AGENCY AGREEMENT. The related original Deed duly executed by the applicable Seller and in recordable form, and copies of the related Purchase Agreement, duly executed by such Seller and the related Lessee, shall each have been delivered to the Agent, with copies thereof to each other Funding Party. A supplement to the Construction Agency Agreement, substantially in the form of Exhibit A thereto, duly executed by the related Lessee, the Lessor and Cardinal shall have been delivered to the Agent.

                           (ii) LEASE; LEASE SUPPLEMENT. The original of the
                  related Lease or Lease Supplement, as the case may be, duly executed by the related Lessee and the Lessor and in recordable form, shall have been delivered to the Agent.

                           (iii) MORTGAGE AND ASSIGNMENT OF LEASE AND RENTS.
                  Counterparts of the Mortgage in the form of EXHIBIT D-1 (or D-2 if such Mortgage is in the form of a deed of trust) attached hereto, duly executed by the Lessor and in recordable form, shall have been delivered to the Agent (which Mortgage shall secure debt in an amount equal to 125% of the projected cost of acquisition and construction of such Leased Property); and the Assignment of Lease and Rents in the form of EXHIBIT K hereto in recordable form, duly executed by the Lessor, shall have been delivered to the Agent.

                           (iv) SECURITY AGREEMENT AND ASSIGNMENT. Counterparts
                  of the Security Agreement and Assignment (substantially in the form of EXHIBIT C), duly executed by the related Lessee, with an acknowledgement and consent thereto satisfactory to the Lessor and the Agent duly executed by the related General Contractor and the related Architect, as applicable, and complete copies of the related Construction Contract and the related Architect's Agreement certified by such Lessee, shall have been delivered to the Lessor and the Agent (it being understood and agreed that if no related Construction Contract or Architect's Agreement exists on such Closing Date the related Lessee shall deliver such Security Agreement and Assignment and consents concurrently with such Lessee's entering into such contracts).

                           (v) SURVEY. The related Lessee shall have delivered,
                  or shall have caused to be delivered, to the Lessor and the Agent, at such Lessee's expense, an accurate survey certified to the Lessor and the Agent in a form satisfactory to the Lessor and the Agent and showing no state of facts unsatisfactory to the Lessor or the Agent and prepared within ninety (90) days of the Closing Date by a Person reasonably satisfactory to the Lessor and the Agent. Such survey shall
                  (1) be acceptable to the Title Insurance Company, (2) show no encroachments on such Land by structures owned by others, and no encroachments from any part of such Leased Property onto any land owned by others, and (3) disclose no state of facts reasonably objectionable to the Lessor, the Agent or the Title Insurance Company, and be acceptable to each such Person.

                           (vi) TITLE AND TITLE INSURANCE. On such Closing Date,
                  the Lessor shall receive from a title insurance company acceptable to the Lessor and the Agent an ALTA Owner's Policy of Title Insurance issued by such title insurance company and the Agent shall receive from such title insurance company an ALTA Mortgagee's Policy of Title Insurance issued by such title insurance company, in each case, in the amount of the projected cost of acquisition and, construction of such Leased Property, reasonably acceptable in form and substance to the Lessor and the Agent, respectively (collectively, the "TITLE POLICY"). The Title Policy shall be dated as of the Closing Date, and, to the extent permitted under Applicable Law, shall include a pending disbursements clause reasonably satisfactory to the Lessor and the Agent and, coverage over the creditors' rights exclusion and the general exceptions to such policy and shall contain such affirmative endorsements as to mechanic's liens, easements and rights-of-way, encroachments, the non-violation of covenants and restrictions, survey matters and other matters as the Lessor or the Agent shall reasonably request.

                           (vii) APPRAISAL. Each Funding Party shall have
                  received a report of the Appraiser (an "APPRAISAL"), paid for by the related Lessee or Cardinal, which shall meet the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, shall be satisfactory to such Funding Party and shall state in a manner satisfactory to such Funding Party the estimated

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                  "as vacant" value of such Land and the Building to be
                  constructed thereon. Such Appraisal must show that the "as vacant" value described above is at least 48% of the total cost of the Leased Property, including the trade fixtures, equipment and personal property to be included therein. Upon request by the related Lessee, the Funding Parties agree to waive delivery on such Closing Date of an Appraisal, provided that no subsequent Funding shall occur until such Appraisal has been delivered.

                           (viii) ENVIRONMENTAL AUDIT AND RELATED RELIANCE
                  LETTER. The Lessor and the Agent shall have received an Environmental Audit for such Leased Property showing that no Hazardous Materials are present and otherwise satisfactory to the Lessor and the Agent; and the firm that prepared the Environmental Audit for such Leased Property shall have delivered to the Lessor and the Agent a letter (substantially in the form of EXHIBIT F) stating that the Lessor, the Agent, the Lease Participant and the Lenders may rely upon such firm's Environmental Audit of such Land, IT BEING UNDERSTOOD that the Lessor's and the Agent's acceptance of any such Environmental Audit shall not release or impair any Lessee's or the Guarantor's obligations under the Operative Documents with respect to any environmental liabilities relating to such Leased Property.

                           (ix) EVIDENCE OF INSURANCE. The Lessor and the Agent
                  shall have received from the related Lessee certificates of insurance evidencing compliance with the provisions of Article VIII of the related Lease (including the naming of the Lessor, the Agent, the Lease Participant and the Lenders as additional insured or loss payee with respect to such insurance), in form and substance satisfactory to the Lessor and the Agent.

                           (x) OFFICER'S CERTIFICATE. Each of the Agent and the
                  Lessor shall have received an Officer's Certificate of (1) the related Lessee stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of such Lessee contained in the Operative Documents is true and correct in all material respects on and as of such Closing Date as though made on and as of such Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; (B) no Event of Default, Potential Event of Default or Construction Force Majeure Event has occurred and is continuing; (C) each Operative Document to which such Lessee is a party is in full force and effect with respect to it; and
                  (D) no event that could have a Material Adverse Effect has occurred since December 31, 1995; and (2) Cardinal stating that, to the best of such officer's knowledge, (A) each and every representation and warranty of Cardinal contained in the Operative Documents is true and correct in all material respects on and as of such Closing Date as though made on and as of such Closing Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date; (B) no Event of Default, Potential Event of Default or Construction Force Majeure Event has occurred and is continuing; (C) each Operative Document to which Cardinal is a party is in full force and effect with respect to it; and
                  (D) no event that could have a Material Adverse Effect has occurred since December 31, 1995.

                           (xi) UCC FINANCING STATEMENT; RECORDING FEES;
                  TRANSFER TAXES. Each Funding Party shall have received satisfactory evidence of (i) the execution and delivery to Agent of a UCC-1 and UCC-2 financing statement to be filed with the Secretary of State of the applicable State (or other appropriate filing office) and the county where the related Land is located respectively, and such other Uniform Commercial Code financing statements as any Funding Party deems necessary or desirable in order to protect such Funding Party's interests and (ii) the payment of all recording and filing fees and taxes with respect to any recordings or filings made of the related Deed, the related Lease, the related Lease Supplement, if any, the related Mortgage and the related Assignment of Lease and Rents.

                           (xii) OPINIONS. The opinion of local counsel for the
                  related Lessee qualified in the jurisdiction in which such Leased Property is located, substantially in the form set forth in EXHIBIT G-2, and containing such other matters as the parties to whom they are addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent, the Lease Participant and the Lenders, and to the extent requested by the Agent, opinions supplemental to those delivered under SECTION 3.2(VII) and satisfactory to the Agent shall have been delivered and addressed to each of the Lessor, the Agent, the Lease Participant and the Lenders.

                           (xiii) IDB PROPERTY. If such Leased Property is an
                  IDB Property or is otherwise subject to industrial development or revenue bonds, the IDB Documentation shall have been executed by the parties thereto, and shall be in form and substance reasonably acceptable to the Agent, the Lessor and the Lenders.

                  (b) LITIGATION. No action or proceeding shall have been instituted or threatened nor shall any governmental action, suit, proceeding or investigation be instituted or threatened before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority, to set aside, restrain, enjoin or prevent the performance of this Master Agreement or any transaction contemplated hereby or by any other Operative Document or which is reasonably likely to materially adversely affect the Leased Property or any transaction contemplated by the Operative Documents or which could reasonably be expected to result in a Material Adverse Effect.

                  (c) LEGALITY. In the opinion of such Funding Party or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Funding Party to participate in any of the transactions contemplated by the Operative Documents.

                  (d) NO EVENTS. (i) No Event of Default, Potential Event of Default, Event of Loss or Event of Taking shall have occurred and be continuing,
(ii) no action shall be pending or threatened by a Governmental Authority to initiate a Condemnation or an Event of Taking, and (iii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since December 31, 1995.

                  (e) REPRESENTATIONS. Each representation and warranty of the parties hereto or to any other Operative Document contained herein or in any other Operative Document shall be true and correct in all material respects as though made on and as of the Closing Date.

                  (f) CUTOFF DATE. The Initial Closing Date shall occur on or prior to July 16, 1996. No Closing Date shall occur after the Funding Termination Date.

                  (g) TRANSACTION EXPENSES. The related Lessee shall have paid the Transaction Costs then accrued and invoiced which such Lessee has agreed to pay pursuant to SECTION 8.8.

         SECTION 3.2 ADDITIONAL CONDITIONS FOR THE INITIAL CLOSING DATE. The obligations of the Lessor and each Lender to carry out their respective obligations under SECTION 2 of this Master Agreement to be performed on the Initial Closing Date shall be subject to the satisfaction of, or waiver by, each such party hereto (acting directly or through its counsel) on or prior to the Initial Closing Date of the following conditions precedent in addition to those set forth in SECTION 3.1, PROVIDED that the obligations of any Funding Party shall not be subject to any conditions contained in this SECTION
3.2 which are required to be performed by such Funding Party:

                           (i) GUARANTY. Counterparts of the Guaranty, duly
                  executed by the Guarantor, shall have been delivered to each Funding Party.

                           (ii) LOAN AGREEMENT. Counterparts of the Loan
                  Agreement, duly executed by the Lessor, the Agent and each Lender shall have been delivered to each of the Lessor and the Agent. An A Note and a B Note, duly executed by the Lessor, shall have been delivered to each Lender.

                           (iii) LEASE PARTICIPATION AGREEMENT. Counterparts of
                  the Lease Participation Agreement, duly executed by the Lessor and the Lease Participant, shall have been delivered to each of the parties thereto.

                           (iv) MASTER AGREEMENT. Counterparts of this Master Agreement, duly executed by the parties hereto, shall have been delivered to each of the parties hereto.

                           (v) CONSTRUCTION AGENCY AGREEMENT. Counterparts of
                  the Construction Agency Agreement, duly executed by the parties thereto shall have been delivered to each of the parties hereto.

                           (vi) LESSEE'S AND GUARANTOR'S RESOLUTIONS AND
                  INCUMBENCY CERTIFICATE, ETC. Each of the Agent and the Lessor shall have received (x) a certificate of the Secretary or an Assistant Secretary of each of Cardinal Mississippi and the Guarantor, respectively, attaching and certifying as to (i) the Board of Directors' resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its certificate of incorporation, certified as of a recent date by the Secretary of State of the state of its incorporation and (iv) its by-laws, and (y) good standing certificates for Cardinal Mississippi and good standing certificates for the Guarantor from the appropriate offices of the States of such Person's incorporation and principal place of business.

                           (vii) OPINIONS OF COUNSEL. The opinion of Baker &
                  Hostetler, dated the initial Closing Date, substantially in the form set forth in EXHIBIT G-1, and containing such other matters as the parties to whom it is addressed shall reasonably request, shall have been delivered and addressed to each of the Lessor, the Agent, the Lease Participant and the Lenders.

                           (viii) LESSOR'S INCUMBENCY CERTIFICATE. The Agent
                  shall have received a certificate of secretary of the Lessor attaching and certifying as to the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf.

         SECTION 3.3 CONDITIONS TO THE OBLIGATIONS OF LESSEES. The obligations of each Lessee to lease from the Lessor are subject to the fulfillment on the related Closing Date to the satisfaction of, or waiver by, the related Lessee, of the following conditions precedent:

                  (a) GENERAL CONDITIONS. The conditions set forth in SECTIONS
3.1 AND 3.2 that require fulfillment by the Lessor or the Lenders shall have been satisfied.

                  (b) LEGALITY. In the opinion of such Lessee or its counsel, the transactions contemplated by the Operative Documents shall not violate any Applicable Law, and no change shall have occurred or been proposed in Applicable Law that would make it illegal for such Lessee to participate in any of the transactions contemplated by the Operative Documents.

         SECTION 3.4 CONDITIONS TO THE OBLIGATIONS OF THE FUNDING PARTIES ON EACH FUNDING DATE. The obligations of the Lessor and each Lender to carry out their respective obligations under SECTION 2 of this Master Agreement to be performed on each Funding Date shall be subject to the fulfillment to the satisfaction of, or waiver by, each such party hereto (acting directly or through their respective counsel) or prior to each such Funding Date of the following conditions precedent, PROVIDED that the obligations of any Funding Party shall not be subject to any conditions contained in this SECTION 3.4 which are required to be performed by such Funding Party:

                  (a) FUNDING REQUEST. The Lessor and the Agent shall have received from the related Lessee the Funding Request therefor pursuant to
SECTION 2.2(D).

                  (b) CONDITION FULFILLED. As of such Funding Date, the condition set forth in SECTION 3.1(D) shall have been satisfied.

                  (c) REPRESENTATIONS. As of such Funding Date, both before and after giving effect to the Funding requested by the related Lessee on such date, the representations and warranties that such Lessee is deemed to make pursuant to SECTION 2.2(E) shall be true and correct in all material respects on and as of such Funding Date as though made on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

                  (d) NO BONDED STOP NOTICE OR FILED MECHANICS LIEN. As of each Funding Date, and as to any Funded Amount requested for any Leased Property on each such Funding Date, (i) neither the Lessor, the Agent, the Lease Participant nor any Lender has received (with respect to such Leased Property) a bonded notice to withhold Loan funds which has not been discharged by the related Lessee, and (ii) no mechanic's liens or materialman's liens have been filed against such Leased Property that have not been discharged by the related Lessee, bonded over in a manner reasonably satisfactory to the Agent or insured by the Title Insurance Company.

         SECTION 3.5 COMPLETION DATE CONDITIONS. The occurrence of the Completion Date with respect to any Leased Property shall be subject to the fulfillment to the satisfaction of, or waiver by, each party hereto (acting directly or through its counsel) of the following conditions precedent:

                  (a) TITLE POLICY ENDORSEMENTS; ARCHITECT'S CERTIFICATE. The related Lessee shall have furnished to each Funding Party (1) the following endorsements to the related Title Policy (each of which shall be subject to no exceptions other than those reasonably acceptable to the Agent): a date-down endorsement (redating and confirming the coverage provided under the Title Policy and each endorsement thereto) and a "Form 9" endorsement, in each case, effective as of a date not earlier than the date of completion of the Construction, and (2) a certificate of the Architect dated at or about the Completion Date, in form and substance reasonably satisfactory to the Agent, the Lessor and the Lenders, and stating that (i) the Building has been completed substantially in accordance with the Plans and Specifications, and the Leased Property is ready for occupancy, (ii) the Plans and Specifications comply in all material respects with all Applicable Laws in effect at such time, and (iii) to the best of the Architect's knowledge, the Leased Property, as so completed, complies in all material respects with all Applicable Laws in effect at such time. The related Lessee shall also deliver to the Agent true and complete copies of: (A) an "as built" or "record" set of the Plans and Specifications, (B) a plat of survey of the Leased Property "as built" to a standard reasonably acceptable to the Agent showing all easements, paving, driveways, fences and exterior improvements, and (C) copies of a certificate or certificates of occupancy for the Leased Property or other legally equivalent permission to occupy the Leased Property.

                  (b) CONSTRUCTION COMPLETION. The Construction shall have been completed substantially in accordance with the Plans and Specifications, the related Deed and all Applicable Laws, and the Leased Property shall be ready for occupancy and operation. All fixtures, equipment and other property contemplated under the Plans and Specifications to be incorporated into or installed in the Leased Property shall have been substantially incorporated or installed, free and clear of all Liens except for Permitted Liens.

                  (c) LESSEE CERTIFICATION. The related Lessee shall have furnished the Lessor, the Agent, the Lease Participant and each Lender with both
(1) a certification of such Lessee (substantially in the form of EXHIBIT H) that:

                           (i) all amounts owing to third parties for the Construction have been paid in full (other than contingent obligations for which such Lessee has made adequate reserves), and no litigation or proceedings are pending, or to the best of such Lessee's knowledge, are threatened, against the Leased Property or such Lessee which could reasonably be expected to have a Materially Adverse Effect;

                           (ii) all consents, licenses and permits and other governmental authorizations or approvals required for the Construction and operation of the Leased Property have been obtained and are in full force and effect;

                           (iii) the Leased Property has available all services of public facilities and other utilities necessary for use and operation of the Leased Property for its intended purposes including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access between the Building and public highways for pedestrians and motor vehicles;

                           (iv) all material agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of the Leased Property as such Lessee intends to use the Leased Property under the related Lease and which are necessary to permit the lawful intended use and operation of all then intended utilities, driveways, roads and other means of egress and ingress to and from the same have been obtained and are in full force and effect and such Lessee has no knowledge of any pending modification or cancellation of any of the same; and the use of the Leased Property does not depend on any variance, special exception or other municipal approval, permit or consent that has not been obtained and is in full force and effect for its continuing legal use;

                           (v) all of the requirements and conditions set forth in SECTION 3.5(B) hereof have been completed and fulfilled; and

                           (vi) the Leased Property is in compliance in all material respects with all applicable zoning laws and regulations; and

(2) copies of all final lien waivers regarding the Construction, together with sworn statements from contractors, subcontractors and material suppliers.

                  (d) COMPLETION DATE APPRAISAL. Within 90 days after the issuance of the certificate of occupancy for the Building, the Lessor and the Agent shall have received a report of the Appraiser (the "COMPLETION DATE APPRAISAL"), which shall confirm the Appraisal delivered on the Closing Date. The cost of such appraisal shall be paid by the related Lessee.

         SECTION 3.6 ADDITION OF LESSEES. After the date hereof, additional Subsidiaries of Cardinal may become Lessees hereunder and under the other Operative Documents upon satisfaction of the following conditions precedent:

                  (a) such Subsidiary and the Guarantor shall have executed and delivered to the Agent and the Lessor a Joinder Agreement, substantially in the form of EXHIBIT I;

                  (b) such Subsidiary shall have delivered to each of the Agent and the Lessor (x) a certificate of the Secretary or an Assistant Secretary of such Subsidiary, attaching and certifying as to (i) the Board of Directors' resolution duly authorizing the execution, delivery and performance by it of each Operative Document to which it is or will be a party, (ii) the incumbency and signatures of persons authorized to execute and deliver such documents on its behalf, (iii) its certificate of incorporation, certified as of a recent date by the Secretary of State of its incorporation and (iv) its by-laws, and (y) good standing certificates from the appropriate offices of the States of such Subsidiary's incorporation and principal place of business;

                  (c) such Subsidiary shall have delivered an opinion of Baker & Hostetler, addressed to each of the Lessor, the Agent, the Lease Participant and the Lenders, substantially in the form set forth in EXHIBIT G-1; and

                  (d) the Agent, the Lessor, the Lease Participant and the Lenders shall have received such other documents, certificates and information as any of them shall have reasonably requested.


                                    SECTION 4
                                 REPRESENTATIONS

         SECTION 4.1 REPRESENTATIONS OF LESSEE. Effective as of the date of execution hereof (or of the related Joinder Agreement, as applicable), as of each Closing Date and as of each Funding Date, each Lessee represents and warrants to each of the other parties hereto as follows:

                  (a) ORGANIZATION; CORPORATE POWERS. Such Lessee (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified as a foreign corporation and in good standing (A) in each jurisdiction where a Leased Property is located and (B) under the laws of each jurisdiction where such qualification is required and where the failure to be duly qualified and in good standing would have a Material Adverse Effect and (iii) has all requisite corporate power and authority to own, operate and encumber its property and assets and to conduct its business as presently conducted and as proposed to be conducted in connection with and following the consummation of the transactions contemplated by the Operative Documents.

                  (b) AUTHORITY. (i) Such Lessee has the requisite corporate power and authority to execute, deliver and perform the Operative Documents executed by it, or to be executed by it.

                  (ii) The execution, delivery and performance (or recording or filing, as the case may be) of the Operative Documents, and the consummation of the transactions contemplated thereby, have been duly approved by the Board of Directors of such Lessee and no other corporate proceedings on the part of such Lessee are necessary to consummate the transactions so contemplated.

                  (c) The Operative Documents executed by such Lessee, have been duly executed and delivered (or recorded or filed, as the case may be) by such Lessee, and constitute its legal, valid and binding obligation, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights generally or by equitable principles generally.

                  (d) NO CONFLICT. The execution, delivery and performance by such Lessee of each Operative Document to which it is a party and each of the transactions contemplated thereby do not and will not (i) violate any Applicable Law or Contractual Obligation of any Person the consequences of which violation, singly or in the aggregate, would have a Material Adverse Effect, (ii) result in or require the creation or imposition of any Lien whatsoever on such Leased Property or upon any of the properties or assets of such Lessee or any of its Subsidiaries (other than Permitted Liens), or (iii) require any approval of stockholders which has not been obtained.

                  (e) GOVERNMENTAL CONSENTS. Except as have been made, obtained or given, and are in full force and effect, no filing or registration with, consent or approval of, or notice to, with or by any Governmental Authority, is required to authorize, or is required in connection with, the execution, delivery and performance by such Lessee of the Operative Documents, the use of the proceeds of the Fundings made to effect the purchase of the Land and the Construction, or the legality, validity, binding effect or enforceability of any Operative Document.

                  (f) GOVERNMENTAL REGULATION. Neither such Lessee nor any Subsidiary of such Lessee is an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  (g) REQUIREMENTS OF LAW. Such Lessee and each Subsidiary of such Lessee and each Person acting on behalf of any of them is in compliance with all Requirements of Law applicable to them and their respective businesses, in each case where the failure to so comply would have a Material Adverse Effect, either individually or together with other such cases.

                  (h) RIGHTS IN RESPECT OF THE LEASED PROPERTY. Such Lessee is not a party to any contract or agreement to sell any interest in such Leased Property or any part thereof, other than pursuant to this Master Agreement and the related Lease.

                  (i) HAZARDOUS MATERIALS. (i) To the best knowledge of such Lessee, on the Closing Date for each Leased Property, there are no Hazardous Materials present at, upon, under or within such Leased Property or released or transported to or from such Leased Property (except in full compliance with all Applicable Law).

                           (ii)  On the related Closing Date, no Governmental
Actions have been taken or are in process or have been threatened, which could reasonably be expected to subject such Leased Property, any Lender, the Lease Participant or the Lessor with respect to such Leased Property to any Claims or Liens under any Environmental Law which would have a materially adverse effect on such Lessee, the Lessor, the Lender, the Lease Participant or such Leased Property.

                           (iii)  Such Lessee has, or will obtain on or
before the date required by Applicable Law, all Environmental Permits necessary to operate such Leased Property in accordance with Environmental Laws and is complying with and has at all times complied with all such Environmental Permits, except to the extent the failure to so comply would not have a Material Adverse Effect.

                           (iv)  No notice, notification, demand, request for
information, citations, summons, complaint or order has been issued or filed to or with respect to such Lessee, no penalty has been assessed on such Lessee and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person in each case relating to the Leased Property with respect to any alleged violation or liability of such Lessee under any Environmental Law. No material notice, notification, demand, request for information, citations, summons, complaint or order has been issued or filed to or with respect to any other Person, no material penalty has been assessed on any other Person and no investigation or review is pending or, to its best knowledge, threatened by any Governmental Authority or other Person relating to such Leased Property with respect to any alleged material violation or liability under any Environmental Law by any other Person.

                           (v)  Such Leased Property and each portion thereof
are presently in compliance in all material respects with all Environmental Laws, and there are no present or, to such Lessee's best knowledge, past facts, circumstances, activities, events, conditions or occurrences regarding such Leased Property (including without limitation the release or presence of Hazardous Materials) that could reasonably be anticipated to (A) form the basis of a material Claim against such Leased Property, any Funding Party or such Lessee, (B) cause such Leased Property to be subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law, (C) require the filing or recording of any notice or restriction relating to the presence of Hazardous Materials in the real estate records in the county or other appropriate municipality in which such Leased Property is located, or (D) prevent or interfere with the continued operation and maintenance of such Leased Property as contemplated by the Operative Documents.

                  (j) LEASED PROPERTY. The present condition and use of such Leased Property conforms in all material respects with all conditions or requirements of all existing permits and approvals issued with respect to such Leased Property, and the present use of such Leased Property and such Lessee's future intended use of such Leased Property under the related Lease does not, in any material respect, violate any Applicable Law. No material notices, complaints of orders or violation or non-compliance have been issued or, to such Lessee's best knowledge, threatened or contemplated by any Governmental Authority with respect to such Leased Property or any present or intended future use thereof. All agreements, easements and other rights, public or private, which are necessary to permit the lawful use and operation of such Leased Property as such Lessee intends to use such Leased Property under the related Lease and which are necessary to permit the lawful intended use and operation of all presently intended utilities, driveways, roads and other means of egress and ingress to and from the same have been, or to such Lessee's best knowledge will be, obtained and are in full force and effect, and such Lessee has no knowledge of any pending modification or cancellation of any of the same.

         SECTION 4.2 REPRESENTATIONS OF THE LESSOR. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, the Lessor represents and warrants to the Agent, the Lease Participant, the Lenders and the related Lessees as follows:

                  (a) SECURITIES ACT. The interest being acquired or to be acquired by the Lessor in such Leased Property is being acquired for its own account, without any view to the distribution thereof or any interest therein, PROVIDED that the Lessor shall be entitled to assign, convey or transfer its interest in accordance with SECTION 6.1 and the Lease Participation Agreement.

                  (b) EMPLOYEE BENEFIT PLANS. The Lessor is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

                  (c) GOVERNMENTAL CONSENTS. Except as have been made, obtained or given, and are in full force and effect, no filing or registration with, consent or approval of, notice to, with or by any Governmental Authority, is required to authorize, or is required in connection with, the execution, delivery and performance by the Lessor of the Operative Documents, or the legality, validity, binding effect or enforceability, in each case, as against the Lessor, of any Operative Documents;

PROVIDED, HOWEVER, that the Lessor makes no representation or warranty with respect to any such filing, registration, consent, approval or notice with respect to any matter specific to a Leased Property, including, without limitation, the acquisition, ownership, construction, leasing, operation or maintenance thereof or any IDB Documentation related thereto.

         SECTION 4.3 REPRESENTATIONS OF EACH LENDER. Effective as of the date of execution hereof, as of each Closing Date and as of each Funding Date, each Lender represents and warrants to the Lessor and to the related Lessee as follows:

                  (a) SECURITIES ACT. The interest being acquired or to be acquired by such Lender in the Funded Amounts is being acquired for its own account, without any view to the distribution thereof or any interest therein, PROVIDED that such Lender shall be entitled to assign, convey or transfer its interest in accordance with SECTION 6.2. Such Lender is an accredited investor as that term is defined in Rule 501(a) under the Securities Act.

                  (b) EMPLOYEE BENEFIT PLANS. Such Lender is not and will not be making its investment hereunder, and is not performing its obligations under the Operative Documents, with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1)) of the Code.

                  (c) GOVERNMENTAL CONSENTS. Except as have been made, obtained or given, and are in full force and effect, no filing or registration with, consent or approval of, notice to, with or by any Governmental Authority, is required to authorize, or is required in connection with, the execution, delivery and performance by such Lender of the Operative Documents, or the legality, validity, binding effect or enforceability, in each case, as against such Lender, of any Operative Documents; PROVIDED, HOWEVER, that such Lender makes no representation or warranty with respect to any such filing, registration, consent, approval or notice with respect to any matter specific to a Leased Property, including, without limitation, the acquisition, ownership, construction, leasing, operation or maintenance thereof or any IDB Documentation related thereto.


                                    SECTION 5
                            COVENANTS OF THE LESSEES

         SECTION 5.1 QUALIFICATION TO DO BUSINESS. Each Lessee shall remain qualified to do business in the state where its Leased Property is located.

         SECTION 5.2 FURTHER ASSURANCES. Upon the written request of the Lessor or the Agent, each Lessee, at its own cost and expense, will cause all financing statements (including precautionary financing statements), fixture filings and other similar documents, to be recorded or filed at such places and times in such manner, as may be necessary to preserve, protect and perfect the interest of the Lessor, the Agent, the Lease Participant and the Lenders in the related Leased Property as contemplated by the Operative Documents.

         SECTION 5.3 INFORMATION. Each Lessee will furnish to the Agent such information relating to the business, affairs and financial condition of such Lessee and its Subsidiaries as the Agent (when requested so to do by the Lease Participant or any Lender) may from time to time reasonably request.

         SECTION 5.4 ADDITIONAL REQUIRED APPRAISALS. If, as a result of any change in Applicable Law after the date hereof, an appraisal of all or any of the Leased Property is required during the Lease Term under Applicable Law with respect to any Funding Party's interest therein, such Funding Party's Funded Amount with respect thereto or the Operative Documents, then the related Lessee shall pay the cost of such appraisal.

         SECTION 5.5 IDB DOCUMENTATION. Each Lessee shall timely perform its obligations under all IDB Documentation related to the Leased Property leased by such Lessee.

                                    SECTION 6
                         TRANSFERS BY LESSOR AND LENDERS

         SECTION 6.1 LESSOR TRANSFERS. The Lessor shall not assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under any Leased Property (except pursuant to the Lease Participation Agreement (provided that the Lessor shall not consent to any assignment by the Lease Participant thereunder without the prior written consent of Cardinal, which consent shall not be unreasonably withheld) and ARTICLE V of the Leases) or any of the Operative Documents without the prior written consent of the Lenders and Cardinal, which consent shall not be unreasonably withheld, PROVIDED that the Lessor may make any such assignment, conveyance or transfer (and may permit the Lease Participant to assign its rights and obligations under the Lease Participation Agreement) to any other Funding Party or any Affiliate of any Funding Party, without such consent. Any proposed transferee of the Lessor shall make the representation set forth in SECTION 4.2(B) to the other parties hereto.

         SECTION 6.2 LENDER TRANSFERS. No Lender may grant participations in its Commitment or sell Loans or participations in its Loan and Commitment to any Person (other than an Affiliate) without the prior written consent of Guarantor, which consent shall not be unreasonably withheld. Any approved participation buyer shall not receive voting or waiver rights except with respect to postponing maturities, decreasing interest rates, releasing all or substantially all of the collateral or increasing principal amounts. Assignments will be permitted only with the prior written consent of the Guarantor and the Agent, which consent shall not be unreasonably withheld, obtained at least 14 days prior to any proposed assignment, and the payment of a processing fee of $2,500 to the Agent. Assignments shall be evidenced by an assignment and assumption agreement in substantially the form set forth as EXHIBIT J.


                                    SECTION 7
                                 INDEMNIFICATION

         SECTION 7.1 GENERAL INDEMNIFICATION. Each Lessee and the Guarantor jointly and severally agree, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and hold harmless each Indemnitee, on an After-Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted, or threatened to be asserted, against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to any Closing Date or after the Lease Termination Date, in any way relating to or arising out of:

                  (a) any of the Operative Documents or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof; or

                  (b) any Land, any Building or any part thereof or interest therein;

                  (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition, substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to any Lease), return or other disposition of all or any part of any interest in any Leased Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation or alleged violation of law or in tort (strict liability or otherwise),
         (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to any Leased Property or any part thereof, (4) the making of any Alterations in violation of any standards imposed by any insurance policies required to be maintained by the Lessees pursuant to the Leases which are in effect at any time with respect to any Leased Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, (6) Claims arising from any public improvements with respect to any Leased Property resulting in any charge or special assessments being levied against any Leased Property or any Claim for utility "tap-in" fees, and (7) Claims for personal injury or real or personal property damage occurring, or allegedly occurring, on any Land, Building or Leased Property;

                  (d) the offer, issuance, sale or delivery of the Notes by any Lessee or the Guarantor;

                  (e) the breach or alleged breach by any Lessee or Cardinal of any representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

                  (f) the retaining or employment of any broker, finder or financial advisor by any Lessee or Cardinal to act on its behalf in connection with this Master Agreement, or the incurring of any fees or commissions to which any Lessor, the Agent, the Lease Participant or any Lender might be subjected by virtue of their entering into the transactions contemplated by this Master Agreement;

                  (g) the existence of any Lien on or with respect to any Leased Property, the Construction, any Basic Rent or Supplemental Rent, title thereto, or any interest therein, including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or by reason of labor or materials furnished or claimed to have been furnished to any Lessee, or any of its contractors or agents or by reason of the financing of any personalty or equipment purchased or leased by any Lessee or Alterations constructed by any Lessee, except in all cases the liens listed as items (a) and (b) in the definition of Permitted Liens;

                  (h) the transactions contemplated hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code;

                  (i) any act or omission by any Lessee or Cardinal under any Purchase Agreement or any other Operative Document, and any breach of any requirement, condition, restriction or limitation in any Deed; or

                  (j) any of the IDB Documentation or any of the transactions contemplated thereby, and any amendment, modification or waiver in respect thereof;

PROVIDED, HOWEVER, neither any Lessee nor the Guarantor shall be required to indemnify any Indemnitee under this SECTION 7.1 for any of the following: (1) any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee, (2) any Claim resulting from Lessor Liens which the Lessor Indemnitee Group is responsible for discharging under the Operative Documents, (3) without limiting the provisions of SECTION 7.2, any Claim related to any Leased Property to the extent attributable to acts or events occurring after the expiration of the Lease Term and the return of the Leased Property to the Lessor so long as the Lessor, the Agent and the Funding Parties are not exercising remedies against a Lessee or the Guarantor in respect of the Operative Documents, (4) any Claim resulting from the breach by Lessor of any representation or warranty made by it or deemed made by it in any Operative Document and (5) any Claim resulting from the breach of any Lender of any representation or warranty made by any of them or deemed made by any of them in any Operative Document. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of, and shall be separate and independent from any other remedy under this Master Agreement, any Lease or any other Operative Document.

         SECTION 7.2 ENVIRONMENTAL INDEMNITY. In addition to and without limitation of SECTION 7.1, each Lessee and the Guarantor jointly and severally agree to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of any Leased Property), damages, liabilities, fines, penalties, charges, suits, settlements, demands, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable costs and expenses incurred in connection therewith (including, but not limited to, reasonable attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, arising directly or indirectly, in whole or in part, out of

                  (i) the presence on or under any Land of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under, from or onto any Land,

                  (ii) any activity, including, without limitation, construction, carried on or undertaken on or off any Land, and whether by a Lessee, Cardinal or any predecessor in title or any employees, agents, contractors or subcontractors of a Lessee, Cardinal or any predecessor in title, or any other Persons, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under any Land,

                  (iii) loss of or damage to any property or the environment (including, without limitation, clean-up costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws,

                  (iv) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any governmental agency to record a lien or encumbrance on the land records, or

                  (v) any residual contamination on or under any Land, or affecting any natural resources, and to any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials; in each case irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances;

in any case with respect to the matters described in the foregoing CLAUSES (I) through (V) that arise or occur

                  (w)  prior to or during the Lease Term,

                  (x) at any time during which a Lessee or any Affiliate thereof owns any interest in or otherwise occupies or possesses any Leased Property or any portion thereof, or

                  (y) during any period after and during the continuance of any Event of Default;

PROVIDED, HOWEVER, neither any Lessee nor the Guarantor shall be required to indemnify any Indemnitee under this SECTION 7.2 for (1) any Claim to the extent that such Claim results from the willful misconduct or gross negligence of such Indemnitee and (2) any Claim to the extent attributable to acts or events occurring after the expiration of the Lease Term and the return of the Leased Property to the Lessor pursuant to the related Lease. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, any Lease or any other Operative Document.

         SECTION 7.3 PROCEEDINGS IN RESPECT OF CLAIMS. With respect to any amount that a Lessee or the Guarantor is requested by an Indemnitee to pay by reason of SECTION 7.1 or 7.2, such Indemnitee shall, if so requested by such Lessee or the Guarantor and prior to any payment, submit such additional information to such Lessee or the Guarantor as such Lessee or the Guarantor may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment. In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the related Lessee or Cardinal of the commencement thereof, and such Lessee shall be entitled, at its expense, to participate in, and, to the extent that such Lessee desires to, assume and control the defense thereof with counsel reasonably satisfactory to such Indemnitee; PROVIDED, HOWEVER, that such Indemnitee may pursue a motion to dismiss such Indemnitee from such action, suit or proceeding with counsel of such Indemnitee's choice at such Lessee's expense; and PROVIDED FURTHER that the related Lessee and the Guarantor jointly and severally may assume and control the defense of such proceeding only if the related Lessee and the Guarantor shall have acknowledged in writing their obligations to fully indemnify such Indemnitee in respect of such action, suit or proceeding, such Lessee and the Guarantor jointly and severally shall pay all costs and expenses related to such action, suit or proceeding as and when incurred and such Lessee shall keep such Indemnitee fully apprised of the status of such action suit or proceeding and shall provide such Indemnitee with all information with respect to such action suit or proceeding as such Indemnitee shall reasonably request; and, PROVIDED FURTHER, that such Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any material risk of material civil liability on such Indemnitee or (y) such action, suit or proceeding will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless such Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitees in respect to such risk or (z) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by such Lessee which such Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by a Lessee in accordance with the foregoing.

         If the related Lessee fails to fulfill the conditions to such Lessee's assuming the defense of any claim on or prior to the date that is 15 days prior to the date that an answer or response is required, the Indemnitee may undertake such defense, at such Lessee's and Guarantor's joint and several expense. No Lessee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under SECTION 7.1 or 7.2 without the prior written consent of the related Indemnitee, which consent shall not be unreasonably withheld. Unless an Event of Default shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any claim which is entitled to be indemnified under SECTION 7.1 or 7.2 without the prior written consent of the Guarantor, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under SECTION 7.1 or 7.2 with respect to such Claim.

         Upon payment in full of any Claim by a Lessee and the Guarantor pursuant to SECTION 7.1 or 7.2 to or on behalf of an Indemnitee, such Lessee and the Guarantor, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be reasonably necessary to preserve any such claims and otherwise cooperate with such Lessee and the Guarantor and give such further assurances as are reasonably necessary or advisable to enable such Lessee and the Guarantor vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to SECTION 7.1 or 7.2 shall be paid to such Indemnitee promptly upon, but in no event later than 30 days after, receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable.

         If for any reason the indemnification provided for in SECTION 7.1 or
7.2 is unavailable to an Indemnitee or is insufficient to hold an Indemnitee harmless, then such Lessee and the Guarantor jointly and severally agree to contribute to the amount paid or payable by such Indemnitee as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnitee on the one hand and by such Lessee and the Guarantor on the other hand but also the relative fault of such Indemnitee as well as any other relevant equitable considerations. It is expressly understood and agreed that the right to contribution provided for herein shall survive the expiration or termination of and shall be separate and independent from any other remedy under this Master Agreement, the Leases or any other Operative Document.

         SECTION 7.4 GENERAL TAX INDEMNITY. (a) TAX INDEMNITY. Except as otherwise provided in this SECTION 7.4, each Lessee and the Guarantor, jointly and severally, shall pay on an After-Tax Basis, and on written demand shall indemnify and hold each Tax Indemnitee harmless from and against, any and all fees (including, without limitation, documentation, recording, license and registration fees), taxes (including, without limitation, income, gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein as "TAXES" and individually as a "TAX" (for the purposes of this SECTION 7.4, the definition of "Taxes" includes amounts imposed on, incurred by, or asserted against each Tax Indemnitee as the result of any prohibited transaction, within the meaning of
Section 406 or 407 of ERISA or Section 4975(c) of the Code, arising out of the transactions contemplated hereby or by any other Operative Document)) imposed on or with respect to any Tax Indemnitee, any Lessee, the Guarantor, any Leased Property or any portion thereof or any Land, or any sublessee or user thereof, by the United States or by any state or local government or other taxing authority in the United States in connection with or in any way relating to (i) the acquisition, financing, mortgaging, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, maintenance, repair, storage, transfer of title, redelivery, use, operation, condition, sale, return or other application or disposition of all or any part of any Leased Property or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any Lien) thereon, (ii) Basic Rent or Supplemental Rent or the receipts or earnings arising from or received with respect to any Leased Property or any part thereof, or any interest therein or any applications or dispositions thereof, (iii) any other amount paid or payable pursuant to the Notes, the IDB Documentation, or any other Operative Documents, (iv) any Leased Property, any Land or any part thereof or any interest therein (including, without limitation, all assessments payable in respect thereof, including, without limitation, all assessments noted on the related Title Policy), (v) all or any of the Operative Documents, any other documents contemplated thereby, any amendments and supplements thereto, and (vi) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents. The Lessor shall promptly notify Cardinal of any change in law of which an officer of Lessor has actual knowledge that will result in a claim pursuant to this
SECTION 7.4.

                  (b) EXCLUSIONS FROM GENERAL TAX INDEMNITY. SECTION 7.4(A) shall not apply to:

                           (i) Taxes on, based on, or measured by or with respect to net income of the Lessor, the Lease Participant and the Lenders (including, without limitation, minimum Taxes, capital gains Taxes, Taxes on or measured by items of tax preference or alternative minimum Taxes) other than (A) any such Taxes that are, or are in the nature of, sales, use, license, rental or property Taxes, and (B) withholding Taxes imposed by the United States or any state in which Leased Property is located (i) on payments with respect to the Notes, to the extent imposed by reason of a change in Applicable Law occurring after the date on which the holder of such Note became the holder of such Note, or (ii) on Rent, to the extent the net payment of Rent after deduction of such withholding Taxes would be less than amounts currently payable with respect to the Funded Amounts;

                           (ii) Taxes on, based on, or in the nature of or measured by Taxes on doing business, business privilege, capital, capital stock, net worth, or mercantile license or similar taxes other than (A) any increase in such Taxes imposed on such Tax Indemnitee by any state in which Leased Property is located, net of any decrease in such taxes realized by such Tax Indemnitee, to the extent that such tax increase would not have occurred if on each Funding Date the Lessor, the Lease Participant and the Lenders had advanced funds to the related Lessee in the form of loans secured by the Leased Property in an amount equal to the Funded Amounts funded on such Funding Date, with debt service for such loans equal to the Basic Rent payable on each Payment Date and a principal balance at the maturity of such loans in a total amount equal to the Funded Amounts at the end of the Lease Term, or (B) any Taxes that are or are in the nature of sales, use, rental, license or property Taxes;

                           (iii) Taxes that are based on, or measured by, the fees or other compensation received by a Person acting as Agent (in its individual capacities) or any Affiliate of any thereof for acting as trustee under the Loan Agreement or the Lease Participation Agreement;

                           (iv) Taxes that result from any act, event or omission, or are attributable to any period of time, that occurs after the earliest of (A) the expiration of the Lease Term with respect to any Leased Property and, if such Leased Property is required to be returned to the Lessor in accordance with the related Lease, such return and (B) the discharge in full of the related Lessee's obligations to pay the Lease Balance, or any amount determined by reference thereto, with respect to any Leased Property and all other amounts due under the related Lease, unless such Taxes relate to acts, events or matters occurring prior to the earliest of such times or are imposed on or with respect to any payments due under the Operative Documents after such expiration or discharge;

                           (v) Taxes imposed on a Tax Indemnitee that result from any voluntary sale, assignment, transfer or other disposition by such Tax Indemnitee or any related Tax Indemnitee of any interest in any Leased Property or any part thereof, or any interest therein or any interest or obligation arising under the Operative Documents, or from any sale, assignment, transfer or other disposition of any interest in such Tax Indemnitee or any related Tax Indemnitee, it being understood that each of the following shall not be considered a voluntary sale:
         (A) any substitution, replacement or removal of any of the property by a Lessee, (B) any sale or transfer resulting from the exercise by a Lessee of any termination option, any purchase option or sale option,
         (C) any sale or transfer while an Event of Default shall have occurred and be continuing under any Lease, and (D) any sale or transfer resulting from the Lessor's exercise of remedies under any Lease;

                           (vi) any Tax which is being contested in accordance with the provisions of SECTION 7.4(C), during the pendency of such contest;

                           (vii) any Tax that is imposed on a Tax Indemnitee as a result of such Tax Indemnitee's gross negligence or willful misconduct (other than gross negligence or willful misconduct imputed to such Tax Indemnitee solely by reason of its interest in any Leased Property);

                           (viii) any Tax that results from a Tax Indemnitee engaging, with respect to any Leased Property, in transactions other than those permitted by the Operative Documents;

                           (ix) to the extent any interest, penalties or additions to tax result in whole or in part from the failure of a Tax Indemnitee to file a return that it is required to file in a proper and timely manner, unless such failure (A) results from the transactions contemplated by the Operative Documents in circumstances where a Lessee did not give timely notice to such Tax Indemnitee (and such Tax Indemnitee otherwise had no actual knowledge) of such filing requirement that would have permitted a proper and timely filing of such return, or (B) results from the failure of any Lessee to supply information necessary for the proper and timely filing of such return that was not in the possession of such Tax Indemnitee; and

                           (x) any Tax that results from the breach by Lessor of its representation and warranty made in SECTION 4.2(B) or the breach of any Lender of its representation and warranty made in SECTION 4.3(B).

                  (c) CONTESTS. If any claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which a Lessee and the Guarantor may have an indemnity obligation pursuant to SECTION 7.4, or if any Tax Indemnitee shall determine that any Taxes as to which a Lessee and the Guarantor may have an indemnity obligation pursuant to SECTION
7.4 may be payable, such Tax Indemnitee shall promptly notify the Lessee and the Guarantor. The related Lessee and the Guarantor shall be entitled, at their expense, to participate in, and, to the extent that such Lessee and the Guarantor desire to, assume and control the defense thereof; PROVIDED, HOWEVER, that such Lessee and the Guarantor shall have acknowledged in writing their obligation to fully indemnify such Tax Indemnitee in respect of such action, suit or proceeding if the contest is unsuccessful; and, PROVIDED FURTHER, that such Lessee and the Guarantor shall not be entitled to assume and control the defense of any such action, suit or proceeding (but the Tax Indemnitee shall then contest, at the sole cost and expense of such Lessee and the Guarantor, on behalf of such Lessee and the Guarantor with representatives reasonably satisfactory to such Lessee and the Guarantor) if and to the extent that, (A) in the reasonable opinion of such Tax Indemnitee, such action, suit or proceeding (x) involves any meaningful risk of imposition of criminal liability or any material risk of material civil liability on such Tax Indemnitee or (y) will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on any Leased Property or any part thereof unless such Lessee shall have posted a bond or other security satisfactory to the relevant Tax Indemnitees in respect to such risk, (B) such proceeding involves Claims not fully indemnified by such Lessee and the Guarantor which such Lessee and the Guarantor and the Tax Indemnitee have been unable to sever from the indemnified claim(s), (C) an Event of Default has occurred and is continuing, (D) such action, suit or proceeding involves matters which extend beyond or are unrelated to the Transaction and if determined adversely could be materially detrimental to the interests of such Tax Indemnitee notwithstanding indemnification by a Lessee and the Guarantor or (E) such action, suit or proceeding involves the federal or any state income tax liability of the Tax Indemnitee. With respect to any contests controlled by a Tax Indemnitee, (i) if such contest relates to the federal or any state income tax liability of such Tax Indemnitee, such Tax Indemnitee shall be required to conduct such contest only if the related Lessee and the Guarantor shall have provided to such Tax Indemnitee an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to such Lessee and the Guarantor stating that a reasonable basis exists to contest such claim or (ii) in the case of an appeal of an adverse determination of any contest relating to any Taxes, an opinion of such counsel to the effect that such appeal is more likely than not to be successful, PROVIDED, HOWEVER, such Tax Indemnitee shall in no event be required to appeal an adverse determination to the United States Supreme Court. The Tax Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by a Lessee and the Guarantor in accordance with the foregoing.

         Each Tax Indemnitee shall at the related Lessee's and the Guarantor's expense supply such Lessee and the Guarantor with such information and documents in such Tax Indemnitee's possession reasonably requested by such Lessee and the Guarantor as are necessary or advisable for such Lessee and the Guarantor to participate in any action, suit or proceeding to the extent permitted by this
SECTION 7.4. Unless an Event of Default shall have occurred and be continuing, no Tax Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under this SECTION 7.4 without the prior written consent of the related Lessee and the Guarantor, which consent shall not be unreasonably withheld, unless such Tax Indemnitee waives its right to be indemnified under this SECTION 7.4 with respect to such Claim.

         Notwithstanding anything contained herein to the contrary, (a) a Tax Indemnitee will not be required to contest (and neither any Lessee nor the Guarantor shall be permitted to contest) a claim with respect to the imposition of any Tax if such Tax Indemnitee shall waive its right to indemnification under this SECTION 7.4 with respect to such claim (and any related claim with respect to other taxable years the contest of which is precluded as a result of such waiver) and (b) no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely, unless there has been a change in law which in the opinion of Tax Indemnitee's counsel creates substantial authority for the success of such contest. Each Tax Indemnitee and the related Lessee and the Guarantor shall consult in good faith with each other regarding the conduct of such contest controlled by either.

                  (d) REIMBURSEMENT FOR TAX SAVINGS. If (x) a Tax Indemnitee shall obtain a credit or refund of any Taxes paid by a Lessee and the Guarantor pursuant to this SECTION 7.4 or (y) by reason of the incurrence or imposition of any Tax for which a Tax Indemnitee is indemnified hereunder or any payment made to or for the account of such Tax Indemnitee by a Lessee and the Guarantor pursuant to this SECTION 7.4, such Tax Indemnitee at any time realizes a reduction in any Taxes for which a Lessee is not required to indemnify such Tax Indemnitee pursuant to this SECTION 7.4, which reduction in Taxes was not taken into account in computing such payment by such Lessee and the Guarantor to or for the account of such Tax Indemnitee, then such Tax Indemnitee shall promptly pay to the Guarantor (xx) the amount of such credit or refund, together with the amount of any interest received by such Tax Indemnitee on account of such credit or refund or (yy) an amount equal to such reduction in Taxes, as the case may be; PROVIDED that no such payment shall be made so long as an Event of Default shall have occurred and be continuing and, PROVIDED, FURTHER, that the amount payable to the Guarantor by any Tax Indemnitee pursuant to this SECTION 7.4(D) shall not at any time exceed the aggregate amount of all indemnity payments made by the Lessees and the Guarantor under this SECTION 7.4 to such Tax Indemnitee with respect to the Taxes which gave rise to the credit or refund or with respect to the Tax which gave rise to the reduction in Taxes less the amount of all prior payments made to the Guarantor by such Tax Indemnitee under this
SECTION 7.4(D). Each Tax Indemnitee agrees to act in good faith to claim such refunds and other available Tax benefits, and take such other actions as may be reasonable to minimize any payment due from the Lessees and the Guarantor pursuant to this SECTION 7.4. The disallowance or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Guarantor under this SECTION 7.4(D) shall be treated as a Tax for which the Lessees and the Guarantor are obligated to indemnify such Tax Indemnitee hereunder without regard to SECTION 7.4(B) hereof.

                  (e) PAYMENTS. Any Tax indemnifiable under this SECTION 7.4 shall be paid directly when due to the applicable taxing authority if direct payment is practicable and permitted. If direct payment to the applicable taxing authority is not permitted or is otherwise not made, any amount payable to a Tax Indemnitee pursuant to SECTION 7.4 shall be paid within thirty (30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date that the relevant Taxes are due. Any payments made pursuant to
SECTION 7.4 shall be made to the Tax Indemnitee entitled thereto or the Guarantor, as the case may be, in immediately available funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such direction shall have been given, by check of the payor payable to the order of the payee by certified mail, postage prepaid at its address as set forth in this Master Agreement. Upon the request of any Tax Indemnitee with respect to a Tax that the Lessees and the Guarantor are required to pay, the related Lessee and the Guarantor shall furnish to such Tax Indemnitee the original or a certified copy of a receipt for such Lessee's and the Guarantor's payment of such Tax or such other evidence of payment as is reasonably acceptable to such Tax Indemnitee.

                  (f) REPORTS. If any Lessee or the Guarantor knows of any report, return or statement required to be filed with respect to any Taxes that are subject to indemnification under this SECTION 7.4, such Lessee or the Guarantor shall, if such Lessee or the Guarantor is permitted by Applicable Law, timely file such report, return or statement (and, to the extent permitted by law, show ownership of the applicable Leased Property in the related Lessee); PROVIDED, HOWEVER, that if the related Lessee and the Guarantor are not permitted by Applicable Law or do not have access to the information required to file any such report, return or statement, such Lessee and the Guarantor will promptly so notify the appropriate Tax Indemnitee, in which case Tax Indemnitee will file such report. In any case in which the Tax Indemnitee will file any such report, return or statement, the related Lessee and the Guarantor shall, upon written request of such Tax Indemnitee, prepare such report, return or statement for filing by such Tax Indemnitee or, if such Tax Indemnitee so requests, provide such Tax Indemnitee with such information as is reasonably available to such Lessee and the Guarantor.

                  (g) VERIFICATION. At a Lessee's or the Guarantor's request, the amount of any indemnity payment by such Lessee or the Guarantor or any payment by a Tax Indemnitee to the Guarantor pursuant to this SECTION 7.4 shall be verified and certified by an independent public accounting firm selected by the Guarantor and reasonably acceptable to the Tax Indemnitee. Unless such verification shall disclose an error in the related Lessee's and the Guarantor's favor of 5% or more, the costs of such verification shall be borne by such Lessee and the Guarantor. In no event shall any Lessee or the Guarantor have the right to review the Tax Indemnitee's tax returns or receive any other confidential information from the Tax Indemnitee in connection with such verification. The Tax Indemnitee agrees to cooperate with the independent public accounting firm performing the verification and to supply such firm with all information reasonably necessary to permit it to accomplish such verification, PROVIDED that the information provided to such firm by such Tax Indemnitee shall be for its confidential use. The parties agree that the sole responsibility of the independent public accounting firm shall be to verify the amount of a payment pursuant to this Master Agreement and that matters of interpretation of this Master Agreement are not within the scope of the independent accounting firm's responsibilities.

         SECTION 7.5 INCREASED COSTS, ETC.

                  (a) Notwithstanding any other provisions herein, if any requirement of law, regulation, order or decree or any change therein or in the interpretation or application thereof shall make it unlawful for the Funding Parties to make or maintain Funded Amounts at a rate based on the LIBOR Rate as contemplated by the Operative Documents, the Commitments of the Funding Parties hereunder and under the other Operative Documents to fund Lease Participant Amounts or make Funded Amounts at a rate based on the LIBOR Rate shall forthwith be canceled and the Funded Amounts then outstanding, if any, shall, if and when required by such law, be converted automatically to bear interest at a rate reasonably comparable to the LIBOR Rate, plus .44475% per annum or, if such rate is not available, at the Alternative Rate. If any such conversion of the interest or yield rate applicable to the Funded Amounts is made on a day which is not the end of a Rent Period, the Lessees shall pay, on a pro rata basis, to the Agent for the account of the Funding Parties on such conversion date interest at the related LIBOR Rate plus .44475% per annum on the affected Funded Amounts to the date of such automatic conversion and, upon the request of any Funding Party, shall pay to the Agent for the account of such Funding Party such other amount or amounts as may be necessary to compensate such Funding

Party for any loss or expense which such Funding Party deems to be material as determined by such Funding Party and which has been sustained or incurred by such Funding Party in respect of such Funded Amounts as a result of such conversion. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by a Funding Party to the Guarantor shall be conclusive absent manifest error. As soon as practicable, the Agent or any Funding Party shall notify the Guarantor of any event of which it has knowledge occurring after the date of this Master Agreement, which will cause or is likely to cause a conversion of the interest or yield rate applicable to Funded Amounts pursuant to this SECTION 7.5, and the Agent or such Funding Party shall designate a different funding office or take such other action to avoid the need for, or to reduce the amount of compensation related to, such conversion of the interest or yield rate applicable to Funded Amounts which would not, in the sole opinion of the Agent or such Funding Party, be otherwise disadvantageous to the Agent or the Funding Parties.

                  (b) If Regulation D of the Board of Governors of the Federal Reserve System, as the same may be amended or supplemented from time to time, or in the event that at any time or from time to time any change occurring after the date hereof in any requirement of law, regulation, order or decree or in the interpretation or application thereof or compliance by a Funding Party with any request or directive (whether or not having the force of law) occurring after the date hereof from any central bank or monetary authority or other governmental authority:

                           (1) does or shall impose, modify or hold applicable
                  or change any reserve, special deposit, Federal Deposit Insurance Corporation premium, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Funding Party which are not otherwise included in the determination of the LIBOR Rate under the Operative Documents; or

                           (2) does or shall impose on such Funding Party any other condition;

and the result of any of the foregoing is to increase the cost to such Funding Party of making, renewing, converting or maintaining advances or extensions of credit as Funded Amounts bearing interest or Yield at a rate based on the LIBOR Rate or to reduce any amount receivable in respect of such Funded Amounts, then, in any such case, the Lessees shall pay, on a pro rata basis, to such Funding Party, such additional amount which will compensate such Funding Party for such additional cost or reduced amount receivable which such Funding Party deems to be material as determined by such Funding Party with respect to the Operative Documents or its Funded Amounts. The Lessees shall pay such amount within thirty (30) days after the Guarantor's receipt of a certificate from such Funding Party identifying the amount to be paid to such Funding Party and the basis for the computation thereof.

                  (c) If any Funding Party shall have determined that compliance by such Funding Party with any applicable law, governmental rule, regulation or order regarding capital adequacy of banks or bank holding companies, or any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by such Funding Party with any request or directive regarding capital adequacy (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Funding Party's capital as a consequence of such Funding Party's obligations hereunder to a level below that which such Funding Party could have achieved but for such compliance (taking into consideration such Funding Party's policies with respect to capital adequacy immediately before such compliance and assuming that such Funding Party's capital was fully utilized prior to such compliance) by an amount deemed by such Funding Party to be material, then, within thirty (30) days after demand on the Guarantor, the Lessees shall pay, on a pro rata basis, to such Funding Party as are so affected such additional amounts as shall be sufficient to compensate such Funding Parties for such reduced return. A certificate of an officer of any such Funding Party setting forth the amount to be paid to it and the basis for computation thereof hereunder shall, in the absence of manifest error, be conclusive. In determining such amount, such Funding Party may use any reasonable averaging and attribution methods.

                  (d) If a Funding Party becomes entitled to claim any additional amounts pursuant to this SECTION 7.5, it shall promptly notify the Guarantor thereof. A certificate as to any additional amounts payable pursuant to the foregoing submitted by a Funding Party to the Guarantor shall be conclusive absent manifest error. For purposes of the application of this
SECTION 7.5, and in calculating the amount necessary to compensate such Funding Party for any imposition of or increase in capital requirements, such Funding Party shall determine the applicability of this provision and calculate the amount payable to it hereunder in a manner consistent with the manner in which it shall apply and calculate similar compensation payable to it by other borrowers having provisions in their credit agreements comparable to this Section.

                  (e) If any Funding Party shall, at any time, incur costs associated with reserve requirements pursuant to Regulation D in connection with the making or maintenance of any Funded Amount, then the Lessees shall immediately pay, on a pro rata basis, such costs to such Funding Party in accordance with SECTION 7.5(D).

                  (f) Each Lessee and the Guarantor, jointly and severally, shall indemnify each Funding Party against any loss, funding cost, expense or loss of earnings, which such Funding Party may, as a consequence of any Lessee's failure to accept Funded Amounts requested by a Lessee at any time, failure to make a payment on the due date thereof or the payment, prepayment or conversion of any Funded Amounts (including pursuant to Article XIV of any Lease) subject to LIBOR Rate options hereunder on a day other than a Payment Date, sustain or incur in liquidating or employing deposits from third parties acquired to effect, fund or maintain such or any part thereof. If a Funding Party becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Agent, which shall promptly notify the Guarantor thereof.

         SECTION 7.6 END OF TERM INDEMNITY. In the event that at the end of the Lease Term for a Leased Property: (i) the related Lessee elects the option set forth in Section 14.6 of the related Lease, and (ii) after the Lessor receives the sales proceeds from such Leased Property under Section 14.6 or 14.7 of the related Lease, together with such Lessee's payment of the Recourse Deficiency Amount, the Lessor shall not have received the entire Lease Balance, then, within 60 days after the end of the Lease Term, the Lessor or the Agent may obtain, at the Lessee's sole cost and expense, a report from the Appraiser (or, if the Appraiser is not available, another appraiser reasonably satisfactory to the Lessor or the Agent, as the case may be, and approved by the Guarantor, such approval not to be unreasonably withheld) in form and substance satisfactory to the Lessor and the Agent (the "REPORT") to establish the reason for any decline in value of such Leased Property from the Lease Balance. The related Lessee shall promptly reimburse the Lessor for the amount equal to such decline in value to the extent that the Report indicates that such decline was due to

                  (w) extraordinary use, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with all Applicable Laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement, or any other cause or condition within the power of the related Lessee to control or effect resulting in the Building failing to be a warehouse of the type and quality contemplated by the Appraisal (excepting in each case ordinary wear and tear), or

                  (x) any Alteration made to, or any rebuilding of, the Leased Property or any part thereof by the related Lessee, or

                  (y) any restoration or rebuilding carried out by the related Lessee or any condemnation of any portion of the Leased Property pursuant to Article X of the related Lease, or

                  (z) any use of such Leased Property or any part thereof by the related Lessee other than as permitted by the related Lease, or any act or omission constituting a breach of any requirement, condition, restriction or limitation set forth in the related Deed or the related Purchase Agreement.


                                    SECTION 8
                                  MISCELLANEOUS

         SECTION 8.1 SURVIVAL OF AGREEMENTS. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery and the termination or expiration of this Master Agreement and any of the Operative Documents, the transfer of any Land to the Lessor as provided herein (and shall not be merged into any Deed), any disposition of any interest of the Lessor in any Leased Property, the purchase and sale of the Notes, payment therefor and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party hereto or to any of the other Operative Documents and the fact that any such party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents.

         SECTION 8.2 NOTICES. Unless otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be addressed to such parties at the addresses therefor as set forth in SCHEDULE 8.2, as such other address as any such party shall specify to the other parties hereto, and shall be deemed to have been given (i) the Business Day after being sent, if sent by overnight courier service; (ii) the Business Day sent, if sent by messenger; (iii) the day sent, if sent by facsimile and confirmed electronically or otherwise during business hours of a Business Day (or on the next Business Day if otherwise sent by facsimile and confirmed electronically or otherwise); or (iv) three Business Days after being sent, if sent by registered or certified mail, postage prepaid.

         SECTION 8.3 COUNTERPARTS. This Master Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 8.4 AMENDMENTS. No Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to a Lessee, the Guarantor or any Funding Party, except (a) in the case of a termination, amendment, supplement, waiver or modification to be binding on a Lessee or the Guarantor, with the written agreement or consent of such Lessee or the Guarantor, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Funding Parties, with the written agreement or consent of the Lessor and the Required Funding Parties; PROVIDED, HOWEVER, that

                  (x) notwithstanding the foregoing provisions of this SECTION 8.4, the consent of each Funding Party affected thereby shall be required for any amendment, modification or waiver directly:

                  (i) modifying any of the provisions of this SECTION 8.4, changing the definition of "REQUIRED FUNDING PARTIES", or increasing the Commitment of such Funding Party;

                  (ii) amending, modifying, waiving or supplementing any of the provisions of Section 3 of the Loan Agreement or Section 3 of the Lease Participation Agreement or the representations of such Funding Party in
         SECTION 4.2 or 4.3 or the covenants of such Funding Party in SECTION 6 of this Master Agreement;

                  (iii) reducing any amount payable to such Funding Party under the Operative Documents or extending the time for payment of any such amount, including, without limitation, any Rent, any Funded Amount, any fees, any indemnity, the Leased Property Balance, the Lease Balance, any Funding Party Balance, Recourse Deficiency Amount, interest or Yield; or

                  (iv) consenting to any assignment of a Lease, releasing any of the collateral assigned to the Agent and the Lenders pursuant to any Mortgage and any Assignment of Lease and Rents (but excluding a release of any rights that the Lenders may have in any Leased Property, or the proceeds thereof as contemplated in the definition of "Release Date"), releasing any Lessee from its obligations in respect of the payments of Rent and the Lease Balance, releasing the

         Guarantor from its obligations under the Guaranty or the other Operative Documents or changing the absolute and unconditional character of any such obligation; and

                  (y) no such termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor, the Lease Participant and the Lenders, be made to a Lease; and

                  (z) subject to the foregoing CLAUSES (X) and (Y), so long as no Event of Default has occurred and is continuing, the Lessor, the Agent, the Lease Participant and the Lenders may not amend, supplement, waive or modify any terms of the Loan Agreement, the Notes, the Mortgages and the Assignments of Lease and Rents without the consent of the related Lessee (such consent not to be unreasonably withheld or delayed); the Lessor and the related Lessee may not amend, supplement, waive or modify any terms of any Lease or any Security Agreement and Assignment without the consent of the Agent, the Lease Participant and the Lenders.

         SECTION 8.5 HEADINGS, ETC. The Table of Contents and headings of the various Articles and Sections of this Master Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 8.6 PARTIES IN INTEREST. Except as expressly provided herein, none of the provisions of this Master Agreement is intended for the benefit of any Person except the parties hereto, the Lease Participant, the Authorities and their respective successors and permitted assigns.

         SECTION 8.7 GOVERNING LAW. THIS MASTER AGREEMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 8.8 EXPENSES. Whether or not the transactions herein contemplated are consummated, the Lessees and the Guarantor, jointly and severally, agree to pay, as Supplemental Rent, all reasonable and documented out-of-pocket costs and expenses of the Lessor, the Lease Participant, the Agent and the Lenders in connection with the preparation, execution and delivery of the Operative Documents and the documents and instruments referred to therein and any amendment, waiver or consent relating thereto (including, without limitation, the fees and disbursements of Mayer, Brown & Platt) and of the Lessor, the Agent, the Lease Participant and the Lenders in connection with the enforcement of the Operative Documents and the documents and instruments referred to therein (including, without limitation, the reasonable fees and disbursements of counsel for the Lessor, the Agent, the Lease Participant and the Lenders).

         SECTION 8.9 SEVERABILITY. Any provision of this Master Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 8.10 LIABILITIES OF THE FUNDING PARTIES. No Funding Party shall have any obligation to any other Funding Party, the Guarantor or to any Lessee with respect to the transactions contemplated by the Operative Documents except those obligations of such Funding Party expressly set forth in the Operative Documents or except as set forth in the instruments delivered in connection therewith, and no Funding Party shall be liable for performance by any other party hereto of such other party's obligations under the Operative Documents except as otherwise so set forth. No Lease Participant or Lender shall have any obligation or duty to any Lessee, any other Funding Parties, the Guarantor or any other Person with respect to the transactions contemplated hereby except to the extent expressly set forth in this Master Agreement or the Loan Agreement.

         SECTION 8.11 SUBMISSION TO JURISDICTION; WAIVERS. Each party hereto hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Master Agreement or any other Operative Document, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of Georgia, the courts of the United States of America for the Northern District of Georgia, and appellate courts from any thereof;

                  (ii) consents that any such action or proceedings may be brought to such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address set forth in SCHEDULE 8.2 or at such other address of which the other parties hereto shall have been notified pursuant to SECTION 8.2; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law.

         SECTION 8.12 LIABILITIES OF THE AGENT. The Agent shall have no duty, liability or obligation to any party to this Master Agreement with respect to the transactions contemplated hereby except those duties, liabilities or obligations expressly set forth in this Master Agreement, the Lease Participation Agreement or the Loan Agreement, and any such duty, liability or obligations of the Agent shall be as expressly limited by this Master Agreement, the Lease Participation Agreement or the Loan Agreement, as the case may be.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     CARDINAL MISSISSIPPI, INC., as a
                                     Lessee



                                     By:   /s/  Thomas S. Summer
                                        ------------------------------------
                                     Title:  Vice President-Treasurer
                                           ---------------------------------


                                                                         MASTER
                                                                       AGREEMENT

                                     CARDINAL HEALTH, INC., as
                                     Guarantor



                                     By:  /s/  Thomas S. Summer
                                        ------------------------------------
                                     Title:  Vice President-Treasurer
                                           ---------------------------------


                                                                         MASTER
                                                                       AGREEMENT

                                     SUNTRUST BANKS, INC., as Lessor



                                     By:  /s/  W. P. O'Halloran
                                        ------------------------------------
                                     Title: SVP and Controller
                                           ---------------------------------


                                                                         MASTER
                                                                       AGREEMENT

                                     PNC LEASING CORP., as a Lender



                                     By:   /s/  David J. Keener
                                        ------------------------------------
                                     Title:  Vice President
                                           _________________________________


                                                                         MASTER
                                                                       AGREEMENT

                                     SUNTRUST BANK, ATLANTA, as Agent


                                     By:  /s/ Kristina L. Anderson
                                        ------------------------------------
                                     Title:  Asst. Vice President
                                           _________________________________


                                     By:  /s/ Ranier Zeck
                                        ------------------------------------
                                     Title:  Vice President
                                           _________________________________





                                                                         MASTER
                                                                       AGREEMENT

                                  SCHEDULE 2.2


                               COMMITMENT AMOUNTS



Lessor Commitment Percentage:                             58.333%

Lender Commitment Percentage:                             41.667%

Lessor Commitment:                                       $35,000,000

Lender Commitment:                                       $25,000,000

                                  SCHEDULE 8.2


                              ADDRESSES FOR NOTICES


Guarantor and Lessees:              5555 Glendon Court
                                    Dublin, Ohio  43016
                                    Attn:  Treasurer (with a copy to
                                             General Counsel)
                                    Facsimile:  614/717-8901

Lessor:                             SunTrust Banks, Inc.
                                    c/o SunTrust Capital Markets, Inc.
                                    25 Park Place, N.E., Suite 500
                                    Atlanta, Georgia  30303
                                    Attn:  Todd Shutley
                                    Facsimile:  404/827-6514

Agent:                              SunTrust Bank, Atlanta
                                    25 Park Place
                                    Atlanta, Georgia 30303
                                    Attn: Center 118/Southeastern Corporate
                                    Facsimile: 404/588-8505

Lender:                             PNC Leasing Corp.
                                    Two PNC Plaza
                                    620 Liberty Avenue
                                    Pittsburgh, Pennsylvania  15265
                                    Attn:  David J. Keener
                                    Facsimile:  412/762-7575

================================================================================


                                    GUARANTY


                                      from


                              CARDINAL HEALTH, INC.

                            Dated as of July 16, 1996


================================================================================

                                TABLE OF CONTENTS

                                                                                                               Page

SECTION 1.  Guaranty............................................................................................  1

SECTION 2.  Bankruptcy..........................................................................................  2

SECTION 3.  Right of Set-Off....................................................................................  3

SECTION 4.  Continuing Guaranty.................................................................................  3

SECTION 5.  Reinstatement.......................................................................................  3

SECTION 6.  Representations and Warranties......................................................................  3
         Section 6.1       Corporate Status.....................................................................  3
         Section 6.2       Corporate Power and Authority........................................................  4
         Section 6.3       No Violation.........................................................................  4
         Section 6.4       Litigation...........................................................................  4
         Section 6.5       Governmental Approvals...............................................................  4
         Section 6.6       Investment Company Act...............................................................  4
         Section 6.7       Public Utility Holding Company Act...................................................  4
         Section 6.8       True and Complete Disclosure.........................................................  5
         Section 6.9       Taxes................................................................................  5
         Section 6.10      Compliance with ERISA................................................................  5
         Section 6.11      Financial Statements.................................................................  5
         Section 6.12      Funded Debt..........................................................................  6

SECTION 7.  Covenants...........................................................................................  6
         Section 7.1       Financial Statements and Information.................................................  6
         Section 7.2       Funded Debt to Total Capital.........................................................  7
         Section 7.3       Interest Rent Coverage Ratio.........................................................  7
         Section 7.4       Employee Benefit Plans...............................................................  7
         Section 7.5       Sale of Assets.......................................................................  8
         Section 7.6       Mergers and Acquisitions.............................................................  8
         Section 7.7       Limitations on Liens.................................................................  8
         SECTION 7.8       Limitation on Sale and Lease-Back.................................................... 11
         Section 7.9       Regulations G, T, U and X............................................................ 12
         Section 7.10      Corporate Existence.................................................................. 12
         Section 7.11      Books and Records.................................................................... 12
         Section 7.12      Insurance............................................................................ 12
         Section 7.13      Litigation; Event of Default......................................................... 12
         Section 7.14      Taxes................................................................................ 13
         Section 7.15      Compliance with Laws................................................................. 13

SECTION 8.  Certain Actions..................................................................................... 13

SECTION 9.  Application......................................................................................... 14

SECTION 10. Waiver.............................................................................................. 14

SECTION 11. Assignment.......................................................................................... 14

SECTION 12. Miscellaneous....................................................................................... 15


Exhibit I - Funded Debt

                                    GUARANTY
                                    --------



         THIS GUARANTY, dated as of July 16, 1996, is made by Cardinal Health, Inc., an Ohio corporation ("CARDINAL" or the "GUARANTOR").

                              W I T N E S S E T H:
                              -------------------

         WHEREAS, Cardinal Mississippi, Inc., Cardinal, SunTrust Banks, Inc. as Lessor, PNC Leasing Corp., as Lender, and SunTrust Bank, Atlanta, as Agent, have entered into that certain Master Agreement, dated as of July 16, 1996 (as it may be modified, amended or restated from time to time as and to the extent permitted thereby, the "MASTER AGREEMENT"; and, unless otherwise defined herein, terms which are defined or defined by reference in the Master Agreement (including Appendix A thereto) shall have the same meanings when used herein as such terms have therein); and

         WHEREAS, it is a condition precedent to the Funding Parties consummating the transactions to be consummated on each Closing Date that the Guarantor execute and deliver this Guaranty; and

         WHEREAS, it is in the best interests of the Guarantor that the transactions contemplated by the Master Agreement be consummated on each Closing Date; and

         WHEREAS, this Guaranty, and the execution, delivery and performance hereof, have been duly authorized by all necessary corporate action of the Guarantor; and

         WHEREAS, this Guaranty is offered by the Guarantor as an inducement to the Funding Parties to consummate the transactions contemplated in the Master Agreement, which transactions, if consummated, will be of benefit to the Guarantor;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

         SECTION 1. GUARANTY. The Guarantor hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, and the full and prompt performance, of all of the Liabilities (as hereinafter defined), including interest and earnings on any such Liabilities whether accruing before or after any bankruptcy or insolvency case or proceeding involving Guarantor, any Lessee or any other Person and, if interest or earnings on any portion of such obligations ceases to accrue by operation of law by reason of the commencement of such case or proceeding, including such interest and yield as would have accrued on any such portion of such obligations if such case or proceeding had not commenced, and further agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by each of the Funding Parties in endeavoring to collect the Liabilities, or any part thereof, and in enforcing this Guaranty. The term "LIABILITIES", as used herein, shall mean all of the following, in each case howsoever created, arising or evidenced, whether direct or indirect, joint or several, absolute or contingent, or now or hereafter existing, or due or to become due: (i) all amounts payable by the Lessees under the Leases (including, without limitation, Basic Rent, Supplemental Rent and Recourse Deficiency Amounts), the Master Agreement (including the Commitment Fee) or any other Operative Document, and (ii) all principal of the Notes and interest accrued thereon, Lease Participant Amounts, accrued Yield and all additional amounts and other sums at any time due and owing, and required to be paid, to the Funding Parties under the terms of the Master Agreement, the Lease Participation Agreement, the Loan Agreement, the Assignment of Lease and Rent, the Mortgages, the Notes, or any other Operative Document; PROVIDED, HOWEVER, in no event shall the Guarantor be obligated to pay under this Guaranty any amounts greater than the Lessees would have had to pay, in the aggregate, under the Leases, the Master Agreement and the other Operative Documents assuming that such documents were enforced in accordance with their terms (and without giving effect to any discharge or limitation thereon resulting or arising by reason of the bankruptcy or insolvency of any Lessee), plus all costs of enforcing this Guaranty.

         By way of extension but not in limitation of any of its other obligations hereunder, the Guarantor stipulates and agrees that in the event any foreclosure proceedings are commenced and result in the entering of a foreclosure judgment, any such foreclosure judgment, to the extent related to the Liabilities, shall be treated as part of the Liabilities, and the Guarantor unconditionally guarantees the full and prompt payment of such judgment.

         SECTION 2. BANKRUPTCY. The Guarantor agrees that, in the event of the dissolution, bankruptcy or insolvency of any of any Lessee or the Guarantor, or any thereof, or the inability or failure of any Lessee or the Guarantor, or any thereof, generally to pay debts as they become due, or an assignment by any Lessee or the Guarantor, or any thereof, for the benefit of creditors, or the commencement of any case or proceeding in respect of any Lessee or the Guarantor, or any thereof, under any bankruptcy, insolvency or similar laws, and if such event shall occur at a time when any of the Liabilities may not then be due and payable, the Guarantor will pay to the Funding Parties forthwith the full amount which would be payable hereunder by the Guarantor if all Liabilities were then due and payable, PROVIDED that if the related Lease has not been terminated, in lieu of making such payment, Guarantor may assume all of the obligations of the affected Lessee so long as (i) the documentation evidencing such assumption is reasonably acceptable to the Agent and the other Funding Parties and (ii) such assumption is permitted by the applicable bankruptcy court.

         SECTION 3. RIGHT OF SET-OFF. To secure all obligations of the Guarantor hereunder, each Funding Party shall have a right to set-off, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by the Guarantor hereunder against any and all balances, credits, deposits, accounts or moneys of or in the Guarantor's name now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, any Funding Party or any agent or bailee for any Funding Party, and apply any such amounts toward the payment of the Liabilities in such order as the Agent may elect in accordance with the Operative Documents.

         SECTION 4. CONTINUING GUARANTY. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty of prompt and complete payment and performance (and not merely of collection), and shall remain in full force and effect (notwithstanding, without limitation, the dissolution of any Lessee or the Guarantor) until the termination of the Commitments and the full and final payment of all of the Liabilities.

         SECTION 5. REINSTATEMENT. The Guarantor further agrees that, if at any time all or any part of any payment theretofore applied to any of the Liabilities is or must be rescinded or returned for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Lessee or the Guarantor), such Liabilities shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application had not been made.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. The Guarantor represents and warrants that:

         Section 6.1 CORPORATE STATUS. It (i) is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation and has the corporate power and authority to own its property and assets and to transact the business in which it is engaged and (ii) has duly qualified and is authorized to do business and is in good standing in all jurisdictions where it is required to be so qualified and where the failure to be so qualified could have a Material Adverse Effect.

         Section 6.2 CORPORATE POWER AND AUTHORITY. It has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party, has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is or will be a party, has duly executed and delivered each Operative Document required to be executed and delivered by it and each such Operative Document constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.

         Section 6.3 NO VIOLATION. Neither the execution, delivery and performance by it of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation of the transactions contemplated therein (i) will contravene any Applicable Law,
(ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of its property or assets pursuant to the terms of, any Contractual Obligation, that could have a Material Adverse Effect, or (iii) will violate any provision of its certificate of incorporation or by-laws.

         Section 6.4 LITIGATION. There are no actions, suits or proceedings pending or, to its knowledge, threatened that could have a Material Adverse Effect.

         Section 6.5 GOVERNMENTAL APPROVALS. No Governmental Action by any Governmental Authority is required to authorize or is required in connection with (i) the execution, delivery and performance of any Operative Document to which it is or will be a party or (ii) the legality, validity, binding effect or enforceability of any Operative Document with respect to it.

         Section 6.6 INVESTMENT COMPANY ACT. It is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

         Section 6.7 PUBLIC UTILITY HOLDING COMPANY ACT. It is not a "holding company" or a "subsidiary company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Company Act of 1935, as amended.

         Section 6.8 TRUE AND COMPLETE DISCLOSURE. All factual information heretofore or contemporaneously furnished by it or on its behalf in writing to any Funding Party (including without limitation all information contained in the Operative Documents) for purposes of or in connection with any transaction contemplated by the Master Agreement is, and all other such factual information hereafter furnished by it or on its behalf in writing to any Funding Party will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

         Section 6.9 TAXES. All United States Federal income tax returns and all other material tax returns which are required to be filed have been filed by or on behalf of Cardinal and its Subsidiaries and all taxes due with respect to Cardinal and its Subsidiaries pursuant to such returns or pursuant to any assessment received by Cardinal or any Subsidiary have been paid, or are being contested by appropriate proceedings being diligently prosecuted. The charges, accruals and reserves on the books of Cardinal and its Subsidiaries in respect of taxes or other governmental charges are adequate.

         Section 6.10 COMPLIANCE WITH ERISA. Cardinal has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to the Plan. Cardinal has not (i) sought a waiver of the minimum funding standard under
Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code in an aggregate amount in excess of $5,000,000 or (iii) incurred any liability under Title IV of ERISA in an aggregate amount in excess of $5,000,000 (other than a liability to the PBGC for premiums under Section 4007 of ERISA).

         Section 6.11 FINANCIAL STATEMENTS. The consolidated statement of financial position of Cardinal as of June 30, 1995 and the related statements of income, shareholders' equity and cash flows for the fiscal year then ended, reported on by Deloitte & Touche, and the consolidated statements of financial position of Cardinal as of September 30, 1995, December 31, 1995 and March 31, 1996, respectively, and the related statements of income, shareholders' equity and cash flows for the three months, six months and nine months, respectively, then ended, in each case, a copy of which has been delivered to each of the Funding Parties, present fairly in all material respects, in conformity with GAAP, the consolidated financial position of Cardinal and its Subsidiaries as of such date and the results of operations and cash flows of Cardinal and its Subsidiaries for such fiscal year.

         Section 6.12 FUNDED DEBT. Cardinal's Funded Debt as of the date of this Guaranty is listed on EXHIBIT I.

         SECTION 7. COVENANTS. The covenants set forth in this Section shall be effective until the expiration or prior termination of the Commitments or until payment in full of all Liabilities, whichever is later.

         Section 7.1 FINANCIAL STATEMENTS AND INFORMATION. Cardinal will furnish to the Agent:

                  (a) as soon as available and in any event within 60 days after the end of the first, second and third quarterly accounting periods in each fiscal year of Cardinal, copies of a consolidated balance sheet of Cardinal and its Consolidated Subsidiaries as of the end of such accounting period and of the related consolidated income and retained earnings statements of Cardinal and its Consolidated Subsidiaries for the elapsed portion of the fiscal year ended with the last day of such accounting period, all in reasonable detail and stating in comparative form the amounts for the corresponding date and period in the previous fiscal year, and all prepared in accordance with GAAP, subject to year end audit adjustments and certified by an authorized financial officer of Cardinal;

                  (b) as soon as available and in any event within 120 days after the end of each fiscal year of Cardinal, copies of consolidated balance sheets of Cardinal and its Consolidated Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings of Cardinal and its Consolidated Subsidiaries for such fiscal year, in reasonable detail and stating in comparative form the figures as of the end of and for the previous fiscal year prepared in accordance with GAAP and certified by independent public accountants of recognized standing as may be selected by Cardinal and satisfactory to the Agent;

                  (c) concurrently with each of the financial statements furnished pursuant to the foregoing SUBSECTIONS (a) and (b), a certificate of the Chairman of the Board, President, a Vice President (whose duties are in the finance area), the Treasurer, Assistant Treasurer, or Chief Financial Officer of Cardinal (a "RESPONSIBLE FINANCIAL OFFICER"), showing a calculation of the financial covenants contained in this SECTION 7 in reasonable detail and stating that in the opinion of the signer, based upon a review made under his or her supervision, Cardinal has performed and observed all of, and Cardinal is not in default in the performance or observance of any of, the terms and covenants hereof or, if Cardinal shall be in default, specifying all such defaults, and the nature thereof, of which the signer of such certificate may have knowledge;

                  (d) if requested by the Agent or the Lessor, concurrently with the financial statements furnished pursuant to the foregoing SUBSECTION
         (B), a certificate of a Responsible Financial Officer setting forth a description of the insurance policies carried by the Lessees as required by the Leases, in reasonable detail;

                  (e) concurrently with their being filed, mailed or delivered, as applicable, copies of all proxy statements, financial statements and reports which Cardinal shall send or make available generally to its shareholders, and copies of all reports on Forms 10-K, 10-Q and 8-K and all other filings and reports specifically requested by any Funding Party which Cardinal or any Subsidiary may be required to file with the Securities and Exchange Commission or any similar or corresponding governmental commission, department or an agency substituted therefor or with any securities exchange located in the United States of America; and

                  (f) such other information relating to the business, affairs and financial condition of Cardinal and its Subsidiaries as any Funding Party may from time to time reasonably request.

         Section 7.2 FUNDED DEBT TO TOTAL CAPITAL. Cardinal will not permit the ratio of Funded Debt of Cardinal and its Consolidated Subsidiaries to Total Capital to exceed .60 to 1.

         Section 7.3 INTEREST RENT COVERAGE RATIO. Cardinal will not permit the ratio of (i) Consolidated EBITR for any four consecutive fiscal quarters to (ii) Consolidated Interest and Rent Expense for such four fiscal quarters to be less than 2.0 to 1.

         Section 7.4 EMPLOYEE BENEFIT PLANS. Cardinal will (a) comply in all material respects with the provisions of ERISA to the extent applicable to any Employee Benefit Plan maintained by it and cause all Employee Benefit Plans maintained by it to satisfy the conditions under the Internal Revenue Code of 1986, as amended (the "CODE") for tax qualification of all such plans intended to be tax qualified; and (b) avoid (1) any material accumulated funding deficiency (within the meaning of ERISA section 302 and Code section 412(a)) (whether or not waived), (2) any act or omission on the basis of which it might incur a material liability to the PBGC (other than for the payment of required premiums), (3) any transaction with a principal purpose described in ERISA section 4069, and (4) any act or omission that might result in the assessment by a Multiemployer Plan of withdrawal liability against Cardinal, but only to the extent that the liability arising from a failure to comply with any covenant set forth in (a) or (b) of this Section could reasonably be expected to result in a liability to Cardinal for any one such event in excess of $5,000,000.

         Section 7.5 SALE OF ASSETS. Cardinal will not, and will not permit any Consolidated Subsidiary to, sell, lease or transfer all or substantially all of its assets unless (i) immediately after giving effect thereto Cardinal is in compliance with the covenants and provisions of the this Guaranty and (ii) immediately after giving effect thereto, such sale, lease or transfer would not have a Material Adverse Effect. Notwithstanding this provision, any Consolidated Subsidiary that is not a Lessee may sell, lease or transfer all or substantially all of its assets to any other Consolidated Subsidiary or to Cardinal, and any Lessee may sell, lease or transfer all or substantially all of its assets to Cardinal.

         Section 7.6 MERGERS AND ACQUISITIONS. Cardinal will not merge or consolidate with, or otherwise acquire control of the assets of, any other corporation, unless (i) either Cardinal or any Consolidated Subsidiary is the surviving or parent corporation of any merger or other acquisition or, in the event Cardinal or any Consolidated Subsidiary is not the surviving or parent corporation, the Agent and the Lessor have consented to such merger or acquisition, which consent shall not be unreasonably withheld, and which consent shall be deemed to have been given provided that immediately after the merger or other acquisition a majority of the members of the Board of Directors of the surviving or parent corporation shall be the same individuals as were serving as members of the Board of Directors of Cardinal immediately prior to the merger or acquisition and (ii) Cardinal, any Consolidated Subsidiary or any successor corporation, as the case may be, is in compliance with the Operative Documents prior to, and after giving effect to, such merger or acquisition.

         Section 7.7 LIMITATIONS ON LIENS. Cardinal will not create or assume, and will not permit any Consolidated Subsidiary to create or assume, any Indebtedness for money borrowed which is secured by a Lien of or upon any assets, whether now owned or hereafter acquired, of Cardinal or any such Consolidated Subsidiary without equally and ratably securing the Liabilities by a Lien ranking ratably with and equal to (or at Cardinal's option prior to) such secured Indebtedness. The foregoing restriction, however, will not apply to:

                  (a) Liens existing on the date of this Guaranty;

                  (b) Liens on any assets of any corporation existing at the time such corporation becomes a Consolidated Subsidiary;

                  (c) Liens on any assets existing at the time of acquisition of such assets by Cardinal or a Consolidated Subsidiary, or Liens to secure the payment of all or any part of the purchase price of such assets upon the acquisition of such assets by Cardinal or a Consolidated Subsidiary or to secure any indebtedness incurred or guaranteed by Cardinal or a Consolidated Subsidiary prior to, at the time of, or within 360 days after such acquisition (or in the case of real property, the completion of construction (including any improvements on an existing asset) or commencement of full operation of such asset, whichever is later) which indebtedness is incurred or guaranteed for the purpose of financing all or any part of the purchase price thereof or, in the case of real property, construction or improvements thereon; PROVIDED, HOWEVER, that in the case of any such acquisition, construction or improvement, the Lien shall not apply to any assets theretofore owned by Cardinal or a Consolidated Subsidiary, other than, in the case of any such construction or improvement, any real property on which the property so constructed, or the improvement, is located;

                  (d) Liens on any assets to secure indebtedness of a Consolidated Subsidiary to Cardinal or to another wholly-owned domestic Subsidiary;

                  (e) Liens on any assets of a corporation existing at the time such corporation is merged into or consolidated with Cardinal or a Subsidiary or at the time of a purchase, lease or other acquisition of the assets of a corporation or firm as an entirety or substantially as an entirety by Cardinal or a Subsidiary;

                  (f) Liens on any assets of Cardinal or a Consolidated Subsidiary in favor of the United States of America or any State thereof, or any department, agency or instrumentality or political subdivision of the United States of America or any State thereof, or in favor of any other country, or any political subdivision thereof, to secure partial, progress, advance or other payments pursuant to any contract or statute or to secure any indebtedness incurred or guaranteed for the purpose of financing all or any part of the purchase price) or, in the case of real property, the cost of construction), of the assets subject to such Liens (including, but not limited to, Liens incurred in connection with pollution control, industrial revenue or similar financing);

                  (g) any extension, renewal or replacement (or successive extensions, renewals or replacements) in whole or in part of any Lien referred to in the foregoing CLAUSES (a) to (f), inclusive; PROVIDED, HOWEVER, that the principal amount of indebtedness secured thereby shall not exceed the principal amount of indebtedness so secured at the time of such extension, renewal or replacement and that such extension, renewal or replacement shall be limited to all or a part of the assets which secured the Lien so extended, renewed or replaced (plus improvements and construction on such real property);

                  (h) Liens imposed by law, such as mechanics', worker's, repairmen's, materialmen's, carriers', warehousemen's, vendors' or other similar Liens arising in the ordinary course of business, or governmental (federal, state or municipal) Liens arising out of contracts for the sale of products or services by Cardinal or any Consolidated Subsidiary, or deposits or pledges to obtain the release of any of the foregoing Liens;

                  (i) pledges, liens, or deposits under worker's compensation laws or similar legislation and liens or judgments thereunder which are not currently dischargeable, or in connection with bids, tenders, contracts (other than for the payment of money) or leases to which Cardinal or any Consolidated Subsidiary is a party, or to secure public or statutory obligations of Cardinal or any Consolidated Subsidiary, or in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters, or to secure surety, appeal or customs bonds to which Cardinal or any Consolidated Subsidiary is a party, or in litigation or other proceedings such as, but not limited to, interpleader proceedings, and other similar pledges, liens or deposits made or incurred in the ordinary course of business;

                  (j) Liens created by or resulting from any litigation or other proceeding which is being contested in good faith by appropriate proceedings, including Liens arising out of judgments or awards against Cardinal or any Consolidated Subsidiary with respect to which Cardinal or such Consolidated Subsidiary is in good faith prosecuting an appeal or proceedings for review or for which the time to make an appeal has not yet expired; or final unappealable judgment Liens which are satisfied within 15 days of the date of judgment; or Liens incurred by Cardinal or any Consolidated Subsidiary for the purpose of obtaining a stay or discharge in the course of any litigation or other proceeding to which Cardinal or such Consolidated Subsidiary is a party; or

                  (k) Liens for taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings; landlord's liens on property held under lease; and any other Liens or charges incidental to the conduct of the business of Cardinal or any Consolidated Subsidiary or the ownership of the assets of any of them which were not incurred in connection with the borrowing of money or the obtaining of advances of credit and which do not, in the opinion of Cardinal, materially impair the use of such assets in the operation of the business of Cardinal or such Consolidated Subsidiary or the value of such assets for the purposes of such business.

         Notwithstanding the restrictions set forth in the preceding paragraph, Cardinal of any Consolidated Subsidiary will be permitted to create or assume any Indebtedness which is secured by a Lien without equally and ratably securing the Liabilities, provided that at the time of such creation or assumption, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

         SECTION 7.8 LIMITATION ON SALE AND LEASE-BACK. Cardinal will not, nor will it permit any Consolidated Subsidiary to, enter into any sale and lease-back transaction with respect to any assets, other than any such transaction involving a lease for a term of not more than three years, unless either (a) Cardinal or such Consolidated Subsidiary would be entitled to incur Indebtedness secured by a Lien on the assets to be leased, in an amount at least equal to the Attributable Debt with respect to such sale and lease-back transaction, without equally and ratably securing the Liabilities, pursuant to CLAUSES (a) through (k) inclusive of SECTION 7.7, or (b) the proceeds of the sale of the assets to be leased are at least equal to the fair value of such assets (as determined by the Board of Directors of Cardinal) and the proceeds are applied to the purchase or acquisition (or, in the case of property, the construction) of assets or to the retirement (other than at maturity or pursuant to a mandatory sinking fund or redemption provision) of Senior Funded Indebtedness. This limitation, however, will not apply if at the time Cardinal or any Consolidated Subsidiary enters into such sale and lease-back transaction, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

         Section 7.9 REGULATIONS G, T, U AND X. Cardinal will not, and will not permit any Subsidiary, to use Fundings under the Operative Documents in any manner which may cause a violation of or non-compliance with Regulations G, T, U or X of the Board of Governors of the Federal Reserve Board.

         Section 7.10 CORPORATE EXISTENCE. Cardinal will maintain its existence and, except as otherwise allowed by SECTION 7.6, the existence of each Subsidiary in good standing as a business corporation under the laws of the jurisdiction of its incorporation, and remain qualified and cause each Subsidiary to remain qualified to do business in all jurisdictions wherein the nature of the business it transacts or the character of the properties owned by it makes such qualification necessary.

         Section 7.11 BOOKS AND RECORDS. Cardinal will keep and maintain, and cause each Subsidiary to keep and maintain, satisfactory and adequate books and records of account, in accordance with GAAP and make or cause the same to be made available to the Funding Parties or their agents or nominees at any reasonable time upon reasonable notice for inspection and to make extracts thereof.

         Section 7.12 INSURANCE. Cardinal will insure and keep insured, and cause each Subsidiary to insure and keep insured, with reputable insurance companies, so much of their respective properties, to such an extent and against such risks (including liability and fire) as Cardinal reasonably believes prudent, based on sound business judgment; or, in lieu thereof, in the case of itself or of any one or more of its Subsidiaries, maintain or cause to be maintained a system or systems of self-insurance which will be in accord with a practice Cardinal reasonably believes prudent, based on sound business judgment, and, in such cases of self-insurance, maintain or cause to be maintained an insurance reserve or reserves reasonably deemed adequate by Cardinal.

         Section 7.13 LITIGATION; EVENT OF DEFAULT. Cardinal will notify the Funding Parties in writing immediately of the institution of any litigation, the commencement of any administrative proceedings, the happening of any event or the assertion or threat of any claim which could have a Material Adverse Effect, or the occurrence of any Event of Default or an event which with the passage of time or the giving of notice or both would constitute an Event of Default.

         Section 7.14 TAXES. Cardinal will pay and discharge all taxes, assessments or other governmental charges or levies imposed on it or any of its property or assets prior to the date on which any material penalty for non-payment or late payment is incurred, unless the same is currently being contested in good faith by appropriate proceedings and reserves in accordance with GAAP are being maintained.

         Section 7.15 COMPLIANCE WITH LAWS. Cardinal will comply and cause each Subsidiary to comply in all material respects with all local, state and federal laws and regulations material to its business and operations, including but not limited to: (i) all rules and regulations of the Securities and Exchange Commission, (ii) local, state and federal laws governing the control, removal, spill, release, or discharge of hazardous or toxic wastes, substances or petroleum products, including without limitation all Environmental Laws, and
(iii) the provisions and requirements of all franchises, permits and licenses applicable to its business, including, but not limited to, those required by any Environmental Law. Cardinal shall notify the Funding Parties promptly in detail of any actual or alleged failure to comply with or perform, breach, violation or default under any such laws or regulations or if Cardinal receives notice of potential responsibility for the release or threatened release of hazardous substances, or of the occurrence or existence of any facts or circumstances which with the passage of time, the giving of notice or both or otherwise could create such a breach, violation or default or could occasion the termination of any of such franchises or grants of authority or the creation of potential responsibility for releases or threatened releases of hazardous substances, if any of the foregoing would have a Material Adverse Effect.

         SECTION 8. CERTAIN ACTIONS. The Funding Parties may, from time to time at their discretion and without notice to the Guarantor, take any or all of the following actions: (a) retain or obtain (i) a security interest in the Lessees' interests in the Leases and (ii) a lien or a security interest hereafter granted by any Person upon or in any property, in each case to secure any of the Liabilities or any obligation hereunder; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the Guarantor, with respect to any of the Liabilities; (c) extend or renew for one or more periods (regardless of whether longer than the original period), or release or compromise any obligation of the Guarantor hereunder or any obligation of any nature of any other obligor (including, without limitation, any Lessor) with respect to any of the Liabilities; (d) release or fail to perfect its Lien upon or security interest in, or impair, surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Liabilities or any obligation hereunder, or extend or renew for one or more periods (regardless of whether longer than the original period) or release or compromise any obligations of any nature of any obligor with respect to any such property; and (e) resort to the Guarantor for payment of any of the Liabilities, regardless of whether the Agent or any other Person shall have resorted to any property securing any of the Liabilities or any obligation hereunder or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities (all of the actions referred to in this CLAUSE (e) being hereby expressly waived by the Guarantor).

         SECTION 9. APPLICATION. Any amounts received by any Funding Party from whatever source on account of the Liabilities shall be applied by it toward the payment of such of the Liabilities, and in such order of application, as is set forth in the Operative Documents. The Guarantor hereby agrees that no payment made by or for the account of the Guarantor pursuant to this Guaranty shall entitle the Guarantor by subrogation, indemnification, exoneration, contribution, reimbursement or otherwise to any payment by any Lessee or Lessor or from or out of any property of any Lessee or Lessor and the Guarantor hereby expressly waives, to the fullest extent possible, and shall not exercise, any right or remedy against any Lessee or Lessor or any property of any Lessee or Lessor by reason of any performance by the Guarantor of this Guaranty. If, and to the extent that, any such rights or remedies against a Lessee or Lessor may not be waived under Applicable Law, the Guarantor shall be deemed to have contributed any such rights to such Lessee or Lessor effective immediately upon the arising of such rights or remedies, which contribution shall give rise to obligations of such Lessee or Lessor to the Guarantor which are subordinate in all respects to the Liabilities.

         SECTION 10. WAIVER. The Guarantor hereby expressly waives: (a) notice of the acceptance of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever; and (d) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         SECTION 11. ASSIGNMENT. Subject to Section 6 of the Master Agreement, each Funding Party may, from time to time, whether before or after any discontinuance of this Guaranty, at its sole discretion and without notice to the Guarantor, assign or transfer any or all of its portion of the Liabilities or any interest therein; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Liabilities shall be and remain Liabilities for the purposes of this Guaranty, and each and every such immediate and successive assignee or transferee of any of the Liabilities or of any interest therein shall, to the extent of such assignee's or transferee's interest in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were such Funding Party.

         SECTION 12. MISCELLANEOUS. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon any Funding Party except as expressly set forth in a writing duly signed and delivered on its behalf. No action permitted hereunder shall in any way affect or impair any Funding Party's rights or the Guarantor's obligations under this Guaranty. For the purposes of this Guaranty, Liabilities shall include all of the obligations described in the definition thereof, notwithstanding any right or power of any Lessee or the Lessor or anyone else to assert any claim or defense (other than final payment) as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of the Guarantor hereunder. The Guarantor's obligations under this Guaranty shall be absolute and unconditional irrespective of any circumstance whatsoever which might constitute a legal or equitable discharge or defense of the Guarantor. The Guarantor hereby acknowledges that there are no conditions to the effectiveness of this Guaranty.

         This Guaranty shall be binding upon the Guarantor and upon the Guarantor's successors and permitted assigns; and all references herein to the Guarantor shall be deemed to include any successor or successors, whether immediate or remote, to such Person; PROVIDED that the Guarantor shall not assign its obligations hereunder without the prior written consent of the Funding Parties.

         Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Guaranty shall be prohibited by or invalid thereunder, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         The Guarantor: (a) Submits for itself and its property in any legal action or proceeding relating to this Guaranty, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive General Jurisdiction of the Courts of the State of Georgia, the Courts of the United States of America for the Northern District of Georgia, and Appellate Courts from any thereof; (b) consents that any such action or proceedings may be brought to such Courts, and waives any objection that it may now or hereafter have to the Venue of any such action or proceeding in any such Court or that such action or proceeding was brought in an inconvenient Court and agrees not to plead or claim the same; (c) agrees that Service of Process in any such action or proceeding may be effected by delivering a copy thereof to it at its address set forth below or at such other address of which the other parties to the Master Agreement shall have been notified pursuant to Section 8.2 of the Master Agreement; and (d) agrees that nothing herein shall affect the right to effect Service of Process in any other manner permitted by law or shall limit the right of the funding parties to sue in any other jurisdiction.

         All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by this Guaranty shall be in writing and shall be deemed to have been duly given when addressed to the appropriate Person and delivered in the manner specified in
Section 8.2 of the Master Agreement. The initial address for notices to each Guarantor is set forth below.

         THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

         IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

          IMPORTANT: READ BEFORE SIGNING: THE TERMS OF THIS AGREEMENT SHOULD BE READ CAREFULLY BECAUSE ONLY THOSE TERMS IN WRITING ARE ENFORCEABLE. NO OTHER TERMS OR ORAL PROMISES NOT CONTAINED IN THIS WRITTEN CONTRACT MAY BE LEGALLY ENFORCED. YOU MAY CHANGE THE TERMS OF THIS AGREEMENT ONLY BY ANOTHER WRITTEN AGREEMENT.


                                       CARDINAL HEALTH, INC.


                                       By:  /s/ Thomas S. Summer
                                          ---------------------------------
                                           Name Printed: Thomas S. Summer
                                                        -------------------
                                           Title:  Vice President-Treasurer
                                                 --------------------------

                                         Address: 5555 Glendon Ct.
                                                 --------------------------
                                                 Dublin, OH  43016
                                                 --------------------------


















                                                                        GUARANTY

                                    EXHIBIT I
                                    ---------


                                   FUNDED DEBT
                                   -----------


                                                              Amount as of
Obligor                             Lender                    July 1, 1996

After recordation, this instrument should be returned to:

Mayer, Brown & Platt
190 South LaSalle Street
Chicago, Illinois  60603
Attention: Rex Palmer





================================================================================
================================================================================

                                 LEASE AGREEMENT

                            Dated as of ________, 1996

                                     between


                        SUNTRUST BANKS, INC., as Lessor,


                                       and


                           [Lessee Sub], as Lessee

                   -------------------------------------------

                                   Warehouses


================================================================================
================================================================================

                                TABLE OF CONTENTS
                                (Lease Agreement)

                                                                                                                PAGE
                                                                                                                ----
                                   ARTICLE I.
                                   DEFINITIONS..................................................................  1

                                   ARTICLE II.
                               LEASE OF LEASED PROPERTY.........................................................  1

Section 2.1  Acceptance and Lease of Property...................................................................  1
Section 2.2  Acceptance Procedure...............................................................................  2

                                  ARTICLE III.
                                     RENT.......................................................................  2

Section 3.1  Basic Rent.........................................................................................  2
Section 3.2  Supplemental Rent..................................................................................  2
Section 3.3  Method of Payment..................................................................................  3
Section 3.4  Late Payment.......................................................................................  3
Section 3.5  Net Lease; No Setoff, Etc..........................................................................  3
Section 3.6  Certain Taxes......................................................................................  5
Section 3.7  Utility Charges....................................................................................  6

                                   ARTICLE IV.
                                     WAIVERS....................................................................  6

                                   ARTICLE V.
                       LIENS; EASEMENTS; PARTIAL CONVEYANCES....................................................  7

                                   ARTICLE VI.
                             MAINTENANCE AND REPAIR;
                      ALTERATIONS, MODIFICATIONS AND ADDITIONS..................................................  8

Section 6.1  Maintenance and Repair; Compliance With Law........................................................  8
Section 6.2  Alterations........................................................................................  9
Section 6.3  Title to Alterations...............................................................................  9

                                  ARTICLE VII.
                                      USE.......................................................................  9

                                  ARTICLE VIII.
                                    INSURANCE................................................................... 10

                                   ARTICLE IX.
                            ASSIGNMENT AND SUBLEASING........................................................... 11

                                                                                                                PAGE
                                                                                                                ----
                                   ARTICLE X.
                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE................................................... 12

Section 10.1  Event of Loss..................................................................................... 12
Section 10.2  Event of Taking................................................................................... 12
Section 10.3  Casualty.......................................................................................... 13
Section 10.4  Condemnation...................................................................................... 13
Section 10.5  Verification of Restoration and Rebuilding........................................................ 14
Section 10.6  Application of Payments........................................................................... 14
Section 10.7  Prosecution of Awards............................................................................. 15
Section 10.8  Application of Certain Payments Not Relating
              to an Event of Taking............................................................................. 16
Section 10.9  Other Dispositions................................................................................ 16
Section 10.10 No Rent Abatement................................................................................. 16

                                   ARTICLE XI.
                           INTEREST CONVEYED TO LESSEE.......................................................... 16

                                  ARTICLE XII.
                                EVENTS OF DEFAULT............................................................... 17

                                  ARTICLE XIII.
                                   ENFORCEMENT.................................................................. 20

Section 13.1   Remedies...........   ........................................................................... 20
Section 13.2   Remedies Cumulative; No Waiver; Consents......................................................... 22

                                  ARTICLE XIV.
               SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL ............................................ 23

Section 14.1  Lessee's Option to Purchase....................................................................... 23
Section 14.2  Conveyance to Lessee.............................................................................. 24
Section 14.3  Acceleration of Purchase Obligation............................................................... 24
Section 14.4  Determination of Purchase Price................................................................... 25
Section 14.5  Purchase Procedure................................................................................ 25
Section 14.6  Option to Remarket; Surrender Option.............................................................. 26
Section 14.7  Rejection of Sale................................................................................. 29
Section 14.8  Return of Leased Property......................................................................... 29
Section 14.9  Renewal........................................................................................... 30

                                   ARTICLE XV.
                                 LESSEE'S EQUIPMENT............................................................. 31

                                  ARTICLE XVI.
                           RIGHT TO PERFORM FOR LESSEE.......................................................... 32

                                      (ii)

                                                                                                                PAGE
                                                                                                                ----
                                  ARTICLE XVII.
                                  MISCELLANEOUS................................................................. 32

Section 17.1   Reports.......................................................................................... 32
Section 17.2   Binding Effect; Successors and Assigns;
               Survival......................................................................................... 32
Section 17.3   Quiet Enjoyment.................................................................................. 33
Section 17.4   Notices.......................................................................................... 33
Section 17.5   Severability..................................................................................... 33
Section 17.6   Amendment; Complete Agreements................................................................... 34
Section 17.7   Construction..................................................................................... 34
Section 17.8   Headings......................................................................................... 34
Section 17.9   Counterparts..................................................................................... 34
Section 17.10  GOVERNING LAW.................................................................................... 34
Section 17.11  Discharge of Lessee's Obligations by its
               Affiliates....................................................................................... 35
Section 17.12  Liability of Lessor Limited...................................................................... 35
Section 17.13  Estoppel Certificates............................................................................ 35
Section 17.14  No Joint Venture................................................................................. 36
Section 17.15  No Accord and Satisfaction....................................................................... 36
Section 17.16  No Merger........................................................................................ 36
Section 17.17  Survival......................................................................................... 36
Section 17.18  Chattel Paper.................................................................................... 36
Section 17.19  Time of Essence.................................................................................. 37
Section 17.20  Recordation of Lease............................................................................. 37
Section 17.21  Investment of Security Funds..................................................................... 37
Section 17.22  IDB Documentation................................................................................ 37




                                      (iii)

APPENDICES AND EXHIBITS
- -----------------------

APPENDIX A        Defined Terms

EXHIBIT A         Lease Supplement





                                      (iv)

         THIS LEASE AGREEMENT (as from time to time amended or supplemented, this "LEASE"), dated as of _______, 1996, is between SUNTRUST BANKS, INC., a Georgia corporation (together with its successors and assigns hereunder, the "LESSOR"), as Lessor, and _________________________, a ___________ corporation
(together with its successors and permitted assigns hereunder, the "LESSEE"), as Lessee.


                              PRELIMINARY STATEMENT

         A. Lessor will purchase from one or more third parties designated by Lessee, on each Closing Date, certain parcels of real property to be specified by Lessee, together with any improvements thereon.

         B. Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, each such property.

         C. The Lessee may construct certain improvements on such parcels of real property which as constructed will be the property of the Lessor and will become part of such property subject to the terms of this Lease.

         In consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:



                                   ARTICLE I.
                                   DEFINITIONS
                                   -----------

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in APPENDIX A hereto for all purposes hereof.


                                   ARTICLE II.
                            LEASE OF LEASED PROPERTY
                            ------------------------

         Section 2.1 ACCEPTANCE AND LEASE OF PROPERTY. On each Closing Date, Lessor, subject to the satisfaction or waiver of the conditions set forth in
Section 3 of the Master Agreement, hereby agrees to accept delivery on such Closing Date of the Land designated by Lessee to be delivered on such Closing Date pursuant to the terms of the Master Agreement, together with any improvements thereon and simultaneously to lease to Lessee hereunder for the Lease Term, Lessor's interest in such Land and in such improvements together with any Building which thereafter may be constructed thereon pursuant to the Construction Agency

Agreement, and Lessee hereby agrees, expressly for the direct benefit of Lessor, commencing on such Closing Date for the Lease Term, to lease from Lessor Lessor's interest in such Land to be delivered on such Closing Date together with Lessor's interest in any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Construction Agency Agreement.

         Section 2.2 ACCEPTANCE PROCEDURE. Lessor hereby authorizes one or more employees of Lessee, to be designated by Lessee, as the authorized representative or representatives of Lessor to accept delivery on behalf of Lessor of that Leased Property identified on the applicable Funding Request. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives and the execution and delivery by the Lessee on each Closing Date of this Lease or, if more than one parcel of land is leased hereunder, of a Lease Supplement in the form of EXHIBIT A hereto (appropriately completed) shall, without further act, constitute the irrevocable acceptance by Lessee of that Leased Property which is the subject thereof for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that such Leased Property, together with any improvements constructed thereon pursuant to the Construction Agency Agreement, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of such Closing Date. The demise and lease of each Building pursuant to this SECTION 2.2 shall include any additional right, title or interest in such Building which may at any time be acquired by Lessor, the intent being that all right, title and interest of Lessor in and to such Building shall at all times be demised and leased to Lessee hereunder.


                                  ARTICLE III.
                                      RENT
                                      ----

         Section 3.1 BASIC RENT. Beginning with and including the first Payment Date occurring after the Closing Date, Lessee shall pay to the Agent the Basic Rent for the Leased Properties, in installments, payable in arrears on each Payment Date during the Lease Term, subject to Section 2.3(c) of the Master Agreement.

         Section 3.2  SUPPLEMENTAL RENT.  Lessee shall pay to the
Agent, or to whomever shall be entitled thereto as expressly provided herein or in any other Operative Document, any and all

Supplemental Rent within five (5) Business Days of the date the same shall become due and payable and in the event of any failure on the part of Lessee to pay any Supplemental Rent, Agent shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Basic Rent. All Supplemental Rent to be paid pursuant to this
SECTION 3.2 shall be payable in the type of funds and in the manner set forth in
SECTION 3.3.

         Section 3.3 METHOD OF PAYMENT. Basic Rent shall be paid to the Agent, and Supplemental Rent (including amounts due under ARTICLE XIV hereof) shall be paid to the Agent (or to such Person as may be entitled thereto) or, in each case, to such Person as the Agent (or such other Person) shall specify in writing to Lessee, and at such place as the Agent (or such other Person) shall specify in writing to Lessee, which specifications by the Agent shall be given by the Agent at least five (5) Business Days prior to the due date therefor. Each payment of Rent (including payments under ARTICLE XIV hereof) shall be made by Lessee prior to 12:00 p.m. (noon) Atlanta, Georgia time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day.

         Section 3.4 LATE PAYMENT. If any Basic Rent shall not be paid within five (5) days of the date when due, Lessee shall pay to the Agent, as Supplemental Rent, interest (to the maximum extent permitted by law) on such overdue amount from and including the due date thereof to but excluding the Business Day of payment thereof at the Overdue Rate.

         Section 3.5 NET LEASE; NO SETOFF, ETC. This Lease is a net lease and notwithstanding any other provision of this Lease, Lessee shall pay all Basic Rent and Supplemental Rent, and all costs, charges, taxes, assessments and other expenses foreseen or unforeseen, for which Lessee or any Indemnitee is or shall become liable by reason of Lessee's or such Indemnitee's estate, right, title or interest in the Leased Properties, or that are connected with or arise out of the acquisition (except the initial costs of purchase by Lessor of its fee simple interest in any Leased Property, which costs, subject to the terms of the Master Agreement, shall be funded by the Funding Parties pursuant to the Master Agreement), installation, possession, use, occupancy, maintenance, ownership, leasing, repairs and rebuilding of, or addition to, the Leased Properties or any portion thereof, and any other amounts payable hereunder and under the other Operative Documents (and, if applicable, any related IDB Documentation) without counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and Lessee's obligation to pay all such amounts throughout the Lease Term, including the Construction Term, is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation: (a) any defect in the condition, merchantability, design, quality or fitness for use of any Leased Property or any part thereof, or the failure of any Leased Property to comply with all Applicable Law, including any inability to occupy or use any Leased Property by reason of such non-compliance; (b) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of any Leased Property or any part thereof; (c) any restriction, prevention or curtailment of or interference with any use of any Leased Property or any part thereof including eviction; (d) any defect in title to or rights to any Leased Property or any Lien on such title or rights or on any Leased Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by Lessor, the Agent, any Lease Participant or any Lender; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee, Guarantor, Lessor, any Lease Participant, any Lender, the Agent or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee, Guarantor, Lessor, any Lease Participant, any Lender, the Agent or any other Person, or by any court, in any such proceeding; (g) any claim that Lessee has or might have against any Person, including without limitation, Lessor, any vendor, manufacturer, contractor of or for any Building or any part thereof, the Agent, any Lease Participant or any Lender; (h) any failure on the part of Lessor to perform or comply with any of the terms of this Lease, any other Operative Document, any IDB Documentation or of any other agreement; (i) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof whether or not related to the Transaction; (j) the impossibility or illegality of performance by Lessee, Lessor or both; (k) any action by any court, administrative agency or other Governmental Authority; (l) any restriction, prevention or curtailment of or interference with the Construction or any use of any Leased Property or any part thereof; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether or not Lessee shall have notice or knowledge of any of the foregoing. Except as specifically set forth in ARTICLES XIV or X of this Lease, this Lease shall be noncancellable by Lessee in any circumstance whatsoever and Lessee, to the extent permitted by Applicable Law, waives all rights now or hereafter conferred by statute or otherwise to quit, terminate or surrender this Lease, or to any diminution, abatement or reduction of Rent payable by Lessee hereunder. Each payment of Rent made by Lessee hereunder shall be final and Lessee shall not seek or have any right to recover all or any part of such payment from Lessor, the Agent, any Lease Participant, any Lender or any party to any agreements related thereto for any reason whatsoever. Lessee assumes the sole responsibility for the condition, use, operation, maintenance, and management of the Leased Properties and Lessor shall have no responsibility in respect thereof and shall have no liability for damage to the property of either Lessee or any subtenant of Lessee on any account or for any reason whatsoever, other than solely by reason of Lessor's willful misconduct or gross negligence.

         Section 3.6 CERTAIN TAXES. Without limiting the generality of SECTION 3.5, Lessee agrees to pay when due all real estate taxes, personal property taxes, gross sales taxes, including any sales or lease tax imposed upon the rental payments hereunder or under a sublease, occupational license taxes, water charges, sewer charges, assessments of any nature and all other governmental impositions and charges of every kind and nature whatsoever (the "TAX(ES)"), when the same shall be due and payable without penalty or interest. It is the intention of the parties hereto that, insofar as the same may lawfully be done, Lessor shall be, except as specifically provided for herein, free from all expenses in any way related to the Leased Properties and the use and occupancy thereof. Any tax relating to a fiscal period of any taxing authority falling partially within and partially outside the Lease Term, shall be apportioned and adjusted between Lessor and Lessee. Lessee covenants to furnish Lessor and the Agent, upon the Agent's request, within forty-five (45) days after the last date when any Tax must be paid by Lessee as provided in this SECTION 3.6, official receipts of the appropriate taxing, authority or other proof satisfactory to Lessor, evidencing the payment thereof.

         With Lessor's consent Lessee may defer payment of a tax so long as the validity or the amount thereof is contested by Lessee with diligence and in good faith; PROVIDED, HOWEVER, that Lessee shall furnish to Lessor and the Agent a bond in an amount and on terms satisfactory to Lessor and the Agent and shall pay the tax in sufficient time to prevent delivery of a tax deed. Such contest shall be at Lessee's sole cost and expense. Lessee covenants to indemnify and save harmless Lessor, the Agent, each Lease Participant and each Lender from any costs or expenses incurred by Lessor, the Agent, any Lease Participant or any Lender as a result of such contest.

         Section 3.7 UTILITY CHARGES. Lessee agrees to pay or cause to be paid as and when the same are due and payable all charges for gas, water, sewer, electricity, lights, heat, power, telephone or other communication service and all other utility services used, rendered or supplied to, upon or in connection with the Leased Properties.


                                   ARTICLE IV.
                                     WAIVERS
                                     -------

         During the Lease Term, Lessor's interest in the Building(s) (whether or not completed) and the Land is demised and let by Lessor "AS IS" subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time Lessor acquired its interest in the Leased Properties, (c) any state of facts which an accurate survey or physical inspection might show (including the survey delivered on the Closing Date), (d) all Applicable Law, and (e) any violations of Applicable Law which may exist upon or subsequent to the commencement of the Lease Term. LESSEE ACKNOWLEDGES THAT, ALTHOUGH LESSOR MAY OWN AND HOLD TITLE TO THE LEASED PROPERTIES, LESSOR IS NOT RESPONSIBLE FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE BUILDING(S) OR ANY ALTERATIONS. NEITHER LESSOR, THE AGENT, ANY LEASE PARTICIPANT NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, MERCHANTABILITY, TITLE, HABITABILITY, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE LEASED PROPERTIES (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE LEASED PROPERTIES (OR ANY PART THEREOF), ALL SUCH WARRANTIES BEING HEREBY DISCLAIMED, AND NEITHER LESSOR, THE AGENT, ANY LEASE PARTICIPANT NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN OR THE FAILURE OF ANY LEASED PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY APPLICABLE LAW, except that Lessor hereby represents and warrants that each Leased Property is and shall be free of Lessor Liens. As between Lessor and Lessee, Lessee has been afforded full opportunity to inspect each Leased Property, is satisfied with the results of its inspections of such Leased Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the two preceding sentences, as between Lessor, the Agent, the Lease Participants or the Lenders on the one hand, and Lessee, on the other, are to be borne by Lessee. The provisions of this ARTICLE IV have been negotiated, and, except to the extent otherwise expressly stated, the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by Lessor, the Agent, the Lease Participants or the

Lenders, express or implied, with respect to the Leased Properties, that may arise pursuant to any law now or hereafter in effect, or otherwise.


                                   ARTICLE V.
                      LIENS; EASEMENTS; PARTIAL CONVEYANCES
                      -------------------------------------

         Lessee shall not directly or indirectly create, incur or assume, any Lien on or with respect to any Leased Property, the title thereto, or any interest therein, including any Liens which arise out of or by reason of (i) the possession, use, occupancy, construction, repair or rebuilding of any Leased Property or (ii) labor or materials furnished or claimed to have been furnished to Lessee, or any of its contractors or agents or (iii) the financing of any personalty or equipment purchased or leased by Lessee from third parties and not financed by Lessor or (iv) Alterations constructed by Lessee, except, in all cases, Permitted Liens.

         Notwithstanding the foregoing paragraph, at the request of Lessee, Lessor shall, from time to time during the Lease Term and upon reasonable advance written notice from Lessee, and receipt of the materials specified in the next succeeding sentence, consent to and join in any (i) grant of easements, licenses, rights of way and other rights in the nature of easements, including, without limitation, utility easements to facilitate Lessee's use, development and construction of the Leased Properties, (ii) release or termination of easements, licenses, rights of way or other rights in the nature of easements which are for the benefit of the Land or the Building(s) or any portion thereof,
(iii) dedication or transfer of portions of the Land, not improved with a building, for road, highway or other public purposes, (iv) execution of agreements for ingress and egress and amendments to any covenants and restrictions affecting the Land or the Building(s) or any portion thereof and
(v) request to any Governmental Authority for platting or subdivision or replatting or resubdivision approval with respect to the Land or any portion thereof or any parcel of land of which the Land or any portion thereof forms a part or a request for any variance from zoning or other governmental requirements. Lessor's obligations pursuant to the preceding sentence shall be subject to the requirements that:

                  (a) any such action shall be at the sole cost and expense of Lessee and Lessee shall pay all reasonable out-of-pocket costs of Lessor, the Agent, any Lease Participant and any Lender in connection therewith (including, without limitation, the reasonable fees of attorneys, architects, engineers, planners, appraisers and other professionals reasonably retained by Lessor, the Agent, any Lease Participant or any Lender in connection with any such action),

                  (b) Lessee shall have delivered to Lessor and Agent a certificate of a Responsible Officer of Lessee stating that

                           (1) such action will not cause any Leased Property, the Land or any Building or any portion thereof to fail to comply in any respect with the provisions of the Lease or any other Operative Documents, or in any respect with Applicable Law; and

                           (2) such action will not materially reduce the Fair Market Sales Value, utility or useful life of any Leased Property, the Land or any Building nor Lessor's interest therein; and

                  (c) in the case of any release or conveyance, if Lessor, the Agent, any Lease Participant or any Lender so reasonably requests, Lessee will cause to be issued and delivered to Lessor and the Agent by the Title Insurance Company an endorsement to the Title Policy pursuant to which the Title Insurance Company agrees that its liability for the payment of any loss or damage under the terms and provisions of the Title Policy will not be affected by reason of the fact that a portion of the real property referred to in Schedule A of the Title Policy has been released or conveyed by Lessor.


                                   ARTICLE VI.
                             MAINTENANCE AND REPAIR;
                    ALTERATIONS, MODIFICATIONS AND ADDITIONS
                    ----------------------------------------

         Section 6.1 MAINTENANCE AND REPAIR; COMPLIANCE WITH LAW. Lessee, at its own expense, shall at all times (a) maintain each Leased Property in good repair and condition (subject to ordinary wear and tear), in accordance with prudent industry standards and, in any event, in no less a manner as other similar office, warehouse and distribution centers owned or leased by Lessee or its Affiliates, (b) make all Alterations in accordance with, and maintain (whether or not such maintenance requires structural modifications or Alterations) and operate and otherwise keep each Leased Property in compliance with, all Applicable Laws, and (c) make all material repairs, replacements and renewals of each Leased Property or any part thereof which may be required to keep such Leased Property in the condition required by the preceding CLAUSES (a) and (b). Lessee shall perform the foregoing maintenance obligations regardless of whether any Leased Property is occupied or unoccupied. Lessee waives any right that it may now have or hereafter acquire to (i) require Lessor, the Agent, any Lease Participant or any Lender to maintain, repair, replace, alter, remove or rebuild all or any part of any Leased Property or (ii) make repairs at the expense of Lessor, the Agent, any Lease Participant or any Lender pursuant to any Applicable Law or other agreements or otherwise. NEITHER LESSOR, THE AGENT, ANY LEASE PARTICIPANT NOR ANY LENDER SHALL BE LIABLE TO LESSEE OR TO ANY CONTRACTORS, SUBCONTRACTORS, LABORERS, MATERIALMEN, SUPPLIERS OR VENDORS FOR SERVICES PERFORMED OR MATERIAL PROVIDED ON OR IN CONNECTION WITH ANY LEASED PROPERTY OR ANY PART THEREOF. Neither Lessor, the Agent, any Lease Participant nor any Lender shall be required to maintain, alter, repair, rebuild or replace any Leased Property in any way.

         Section 6.2 ALTERATIONS. Lessee may, without the consent of Lessor, at Lessee's own cost and expense, make Alterations which do not diminish the value, utility or useful life of any Leased Property.

         Section 6.3 TITLE TO ALTERATIONS. Title to all Alterations shall without further act vest in Lessor (subject to Lessee's right to remove trade fixtures, personal property and equipment which were not acquired with funds advanced by Lessor, any Lease Participant or any Lender at a time when no Event of Default has occurred and is continuing) and shall be deemed to constitute a part of the Leased Properties and be subject to this Lease.


                                  ARTICLE VII.
                                       USE
                                       ---

         Lessee may use each Leased Property or any part thereof for any lawful purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which such Leased Property is located, PROVIDED that such use does not materially adversely affect the Fair Market Sales Value, utility, remaining useful life or residual value of such Leased Property, and does not violate or conflict with, or constitute or result in a default under, any Applicable Law or any insurance policy required hereunder. In the event Lessee's use substantially changes the character of any Building in a manner or to an extent that, in Lessor's, the Lease Participants' and the Lenders' reasonable opinion, adversely affects the Fair Market Sales Value and/or marketability of such Building, Lessee shall, upon the termination or expiration of this Lease, at Lessor's request, restore such Leased Property to its general character at the Completion Date (ordinary wear and tear excepted). Lessee shall not commit or permit any waste of any Leased Property or any part thereof.

                                  ARTICLE VIII.
                                    INSURANCE
                                    ---------

                  (a) At any time during which any part of any Building or any Alteration is under construction and as to any part of any Building or any Alteration under construction, Lessee shall maintain, or cause to be maintained, at its sole cost and expense, as a part of its blanket policies or otherwise, "all risks" non-reporting completed value form of builder's risk insurance.

                  (b) During the Lease Term, Lessee shall maintain, at its sole cost and expense, as a part of its blanket policies or otherwise, insurance against loss or damage to any Building by fire and other risks, including comprehensive boiler and machinery coverage, on terms and in amounts no less favorable than insurance covering other similar properties owned or leased by Lessee and that are in accordance with normal industry practice, but in no event less than the replacement cost of such Building from time to time.

                  (c) During the Lease Term, Lessee shall maintain, at its sole cost and expense, commercial general liability insurance with respect to the Leased Properties, as is ordinarily procured by Persons who own or operate similar properties in the same geographic area. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by Lessee or its Affiliates with respect to similar properties that it owns or leases and that are in accordance with normal industry practice, but in no event less than $5,000,000 per occurrence. Such insurance policies shall also provide that Lessee's insurance shall be considered primary insurance. Nothing in this
ARTICLE VIII shall prohibit Lessor, the Agent, any Lease Participant or any Lender from carrying at its own expense other insurance on or with respect to the Leased Properties, PROVIDED that any insurance carried by Lessor, the Agent, any Lease Participant or any Lender shall not prevent Lessee from carrying the insurance required hereby.

                  (d) Each policy of insurance maintained by Lessee pursuant to CLAUSES (a) and (b) of this ARTICLE IX shall provide that all insurance proceeds in respect of any loss or occurrence shall be adjusted by Lessee, except (a) that with respect to any loss, the estimated cost of restoration of which is in excess of 50% of the Funded Amounts with respect to the related Leased Property, the adjustment thereof shall be subject to the prior written approval of the Agent (or of Lessor if the Funded Amounts have been fully paid) and the insurance proceeds therefor shall be paid to the Agent (or to Lessor if the Funded Amounts have been fully paid) for application in accordance with this Lease, and (b) from and after the date on which an Event of Default exists, all losses shall be adjusted solely by, and all insurance proceeds shall be paid solely to, the Agent (or Lessor if the Funded Amounts have been fully paid) for application pursuant to this Lease.

                  (e) On the Closing Date, on the Completion Date and on each anniversary of the Closing Date, Lessee shall furnish Lessor with certificates showing the insurance required under this ARTICLE VIII to be in effect and naming Lessor, the Agent, the Lease Participants and the Lenders as additional insureds. Such certificates shall include a provision for thirty (30) days' advance written notice by the insurer to Lessor and the Agent in the event of cancellation or expiration or nonpayment of premium with respect to such insurance, and shall include a customary breach of warranty clause.

                  (f) Each policy of insurance maintained by Lessee pursuant to this ARTICLE VIII shall (1) contain the waiver of any right of subrogation of the insurer against Lessor, the Agent, the Lease Participants and the Lenders, and (2) provide that in respect of the interests of Lessor, the Agent, the Lease Participants and the Lenders, such policies shall not be invalidated by any fraud, action, inaction or misrepresentation of Lessee or any other Person acting on behalf of Lessee.

                  (g) All insurance policies carried in accordance with this
ARTICLE VIII shall be maintained with insurers rated at the inception of such policies at least A by A.M. Best & Company (PROVIDED that if the rating of any such insurer falls below A, Lessee shall replace such insurance policy with a policy issued by an insurer rated at least A within 180 days of such downgrading), and in all cases the insurer shall be qualified to insure risks in the State where such Leased Property is located.


                                   ARTICLE IX.
                            ASSIGNMENT AND SUBLEASING
                            -------------------------

         Lessee may not assign any of its right, title or interest in, to or under this Lease, except to Cardinal or another Subsidiary of Cardinal pursuant to an assignment agreement reasonably acceptable to the Agent, the Lease Participants, the Lenders and the Lessor. Lessee may sublease all or any portion of any Leased Property, PROVIDED that (a) all obligations of Lessee shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no sublease had been made; (b) such sublease shall be expressly subject and subordinate to this Lease, the Lease Participation Agreement, the Loan Agreement and the other Operative Documents; and (c) each such sublease shall terminate on or before the Lease Termination
Date.

         Except pursuant to an Operative Document, this Lease shall not be mortgaged or pledged by Lessee, nor shall Lessee mortgage or pledge any interest in any Leased Property or any portion thereof. Any such mortgage or pledge shall be void.


                                   ARTICLE X.
                    LOSS, DESTRUCTION, CONDEMNATION OR DAMAGE
                    -----------------------------------------

         Section 10.1 EVENT OF LOSS. Any event (i) which would otherwise constitute a Casualty during the Base Term, and (ii) which, in the good-faith judgment of Lessee, renders repair and restoration of a Leased Property impractical or uneconomical, and (iii) as to which Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "EVENT OF LOSS". In the case of any other event which constitutes a Casualty, Lessee shall restore such Leased Property pursuant to SECTION 10.3. If an Event of Loss other than an Event of Taking shall occur, Lessee shall pay to Lessor on the next Payment Date following delivery of the Officer's Certificate pursuant to CLAUSE (iii) above an amount equal to the related Leased Property Balance. Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to Lessee in accordance with and subject to the provisions of SECTION
14.5 hereof; upon completion of such purchase, but not prior thereto, this Lease and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

         Upon the consummation of the purchase of any Leased Property pursuant to this SECTION 10.1, any proceeds derived from insurance required to be maintained by Lessee pursuant to this Lease for any Leased Property remaining after payment of such purchase price shall be paid over to, or retained by, Lessee or as it may direct, and Lessor shall assign to Lessee, without warranty, all of Lessor's rights to and interest in insurance required to be maintained by Lessee pursuant to this Lease.

         Section 10.2 EVENT OF TAKING. Any event (i) which constitutes a taking of title to all of, or substantially all of, a Leased Property, or (ii) (A) which would otherwise constitute a Condemnation, and (B) which, in the good-faith judgment of

Lessee, renders restoration and rebuilding of a Leased Property impossible, impractical or uneconomical, and (C) as to which Lessee, within sixty (60) days after the occurrence of such event, delivers to Lessor an Officer's Certificate notifying Lessor of such event and of such judgment, shall constitute an "EVENT OF TAKING". In the case of any other event which constitutes a Condemnation, Lessee shall restore and rebuild such Leased Property pursuant to SECTION 10.4. If an Event of Taking shall occur, Lessee shall pay to Lessor (1) on the next Payment Date following the occurrence of such Event of Taking, in the case of an Event of Taking described in CLAUSE (i) above, or (2) on the next Payment Date following delivery of the Officer's Certificate pursuant to CLAUSE (ii) above, in the case of an Event of Taking described in CLAUSE (ii) above, an amount equal to the related Leased Property Balance. Upon Lessor's receipt of such Leased Property Balance on such date, Lessor shall cause Lessor's interest in such Leased Property to be conveyed to Lessee in accordance with and subject to the provisions of SECTION 14.5 hereof (provided that such conveyance shall be subject to all rights of the condemning authority); upon completion of such purchase, but not prior thereto, this Lease and all obligations hereunder with respect to such Leased Property shall terminate, except with respect to obligations and liabilities hereunder, actual or contingent, that have arisen or relate to events occurring on or prior to such date of purchase, or which are expressly stated herein to survive termination of this Lease.

         Upon the consummation of the purchase of such Leased Property pursuant to this SECTION 10.2, all Awards received by Lessor, after deducting any reasonable costs incurred by Lessor in collecting such Awards, received or payable on account of an Event of Taking with respect to such Leased Property during the related Lease Term shall be paid to Lessee, and all rights of Lessor in Awards not then received shall be assigned to Lessee by Lessor.

         Section 10.3 CASUALTY. If a Casualty shall occur, Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in SECTION 3.5
(C) of the Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date, regardless of whether insurance proceeds received as a result of such Casualty are sufficient for such purpose.

         Section 10.4 CONDEMNATION. If a Condemnation shall occur, Lessee shall rebuild and restore the affected Leased Property, will complete the same prior to the Lease Termination Date, and will cause the condition set forth in SECTION
3.5 (c) of the

Master Agreement to be fulfilled with respect to such restoration and rebuilding prior to the Lease Termination Date.

         Section 10.5 VERIFICATION OF RESTORATION AND REBUILDING. In the event of Casualty or Condemnation, to verify Lessee's compliance with the foregoing SECTIONS 10.3 and 10.4, Lessor, the Agent, the Lease Participants, the Lenders and their respective authorized representatives may, upon five (5) Business Days' notice to Lessee, make inspections of the affected Leased Property with respect to (i) the extent of the Casualty or Condemnation and (ii) the restoration and rebuilding of the related Building and the Land. All reasonable out-of-pocket costs of such inspections incurred by the Lessor, the Agent, any Lease Participant or any Lender will be paid by Lessee promptly after written request. No such inspection shall unreasonably interfere with Lessee's operations or the operations of any other occupant of such Leased Property. None of the inspecting parties shall have any duty to make any such inspection or inquiry and none of the inspecting parties shall incur any liability or obligation by reason of making or not making any such inspection or inquiry.

         Section 10.6 APPLICATION OF PAYMENTS. All proceeds (except for payments under insurance policies maintained other than pursuant to ARTICLE VIII of this Lease) received at any time by Lessor, Lessee or the Agent from any Governmental Authority or other Person with respect to any Condemnation or Casualty to any Leased Property or any part thereof or with respect to an Event of Loss or an Event of Taking, PLUS the amount of any payment that would have been due from an insurer but for Lessee's self-insurance or deductibles ("LOSS PROCEEDS"), shall (except to the extent SECTION 10.9 applies) be applied as follows:

                  (a) In the event Lessee purchases such Leased Property pursuant to SECTION 10.1 or SECTION 10.2, such Loss Proceeds shall be applied as set forth in SECTION 10.1 or SECTION 10.2, as the case may be;

                  (b) In the event of a Casualty at such time when no Event of Default has occurred and is continuing and Lessee is obligated to repair and rebuild such Leased Property pursuant to SECTION 10.3, Lessee may, in good faith and subsequent to the date of such Casualty, certify to Lessor and to the applicable insurer that no Event of Default has occurred, in which event the applicable insurer shall pay the Loss Proceeds to Lessee, unless the estimated cost of restoration exceeds 50% of the original cost of such Leased Property, in which case the Loss Proceeds shall be paid to the Agent (or Lessor if the Funded Amounts have been paid in full), and shall be promptly released to Lessee upon certification by Lessee to Lessor and the Agent that Lessee has incurred costs in the amount requested to be released for the repair and rebuilding of such Leased Property;

                  (c) In the event of a Condemnation at such time when no Event of Default has occurred and is continuing and Lessee is obligated to repair and rebuild such Leased Property pursuant to SECTION 10.4, Lessor shall upon Lessee's request assign to Lessee Lessor's interest in any applicable Awards; and

                  (d) As provided in SECTION 10.8 if such section is applicable.

         During any period of repair or rebuilding pursuant to this ARTICLE X, this Lease will remain in full force and effect and Basic Rent shall continue to accrue and be payable without abatement or reduction. Lessee shall maintain records setting forth information relating to the receipt and application of payments in accordance with this SECTION 10.6. Such records shall be kept on file by Lessee at its offices and shall be made available to Lessor, the Lease Participants, the Lenders and the Agent upon request.

         Section 10.7 PROSECUTION OF AWARDS. (a) If, during the continuance of any Event of Default, any Condemnation shall occur, Lessee shall give to Lessor and the Agent promptly, but in any event within thirty (30) days after the occurrence thereof, written notice of such occurrence and the date thereof, generally describing the nature and extent of such Condemnation. With respect to any Event of Taking or any Condemnation, Lessee shall control the negotiations with the relevant Governmental Authority as to any proceeding in respect of which Awards are required, under SECTION 10.6, to be assigned or released to Lessee, unless an Event of Default shall have occurred and be continuing, in which case (1) the Agent (or Lessor if the Funded Amounts have been fully paid) shall control such negotiations; and (2) Lessee hereby irrevocably assigns, transfers and sets over to Lessor all rights of Lessee to any Award made during the continuance of an Event of Default on account of any Event of Taking or any Condemnation and, if there will not be separate Awards to Lessor and Lessee on account of such Event of Taking or Condemnation, irrevocably authorizes and empowers the Agent (or Lessor if the Funded Amounts have been fully paid) during the continuance of an Event of Default, with full power of substitution, in the name of Lessee or otherwise (but without limiting the obligations of Lessee under this ARTICLE X), to file and prosecute what would otherwise be Lessee's claim for any such Award and to collect, receipt for and retain the same; PROVIDED, HOWEVER, that in any event Lessor and the Agent may participate in such negotiations, and no settlement will be made without the prior consent of the Agent (or Lessor if the Funded Amounts have been fully paid), not to be unreasonably withheld.

         (b) Notwithstanding the foregoing, Lessee may prosecute, and Lessor shall have no interest in, any claim with respect to Lessee's personal property and equipment not financed by Lessor and Lessee's relocation expenses.

         Section 10.8 APPLICATION OF CERTAIN PAYMENTS NOT RELATING TO AN EVENT OF TAKING. In case of a requisition for temporary use of all or a portion of any Leased Property which is not an Event of Taking, this Lease shall remain in full force and effect with respect to such Leased Property, without any abatement or reduction of Basic Rent, and the Awards for such Leased Property shall, unless an Event of Default has occurred and is continuing, be paid to Lessee.

         Section 10.9 OTHER DISPOSITIONS. Notwithstanding the foregoing provisions of this ARTICLE X, so long as an Event of Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of, or that would otherwise be retained by, Lessee pursuant to this
ARTICLE X shall be paid to the Agent (or Lessor if the Funded Amounts have been fully paid) as security for the obligations of Lessee under this Lease and, at such time thereafter as no Event of Default shall be continuing, such amount shall be paid promptly to Lessee to the extent not previously applied by Lessor or the Agent in accordance with the terms of this Lease or the other Operative Documents.

         Section 10.10 NO RENT ABATEMENT. Rent shall not abate hereunder by reason of any Casualty, any Event of Loss, any Event of Taking or any Condemnation of any Leased Property, and Lessee shall continue to perform and fulfill all of Lessee's obligations, covenants and agreements hereunder notwithstanding such Casualty, Event of Loss, Event of Taking or Condemnation until the Lease Termination Date.


                                   ARTICLE XI.
                           INTEREST CONVEYED TO LESSEE
                           ---------------------------

         Lessor and Lessee intend that this Lease be treated, for accounting purposes, as an operating lease. For all other purposes, Lessee and Lessor intend that the transaction represented by this Lease be treated as a financing transaction; for such purposes, it is the intention of the parties hereto (i) that this Lease be treated as a mortgage or deed of trust (whichever is applicable in the jurisdictions in which the Leased

Properties are located) and security agreement, encumbering the Leased Property, and that Lessee, as grantor, hereby grants to Lessor, as mortgagee or beneficiary and secured party, or any successor thereto, a first and paramount Lien on each Leased Property, (ii) that Lessor shall have, as a result of such determination, all of the rights, powers and remedies of a mortgagee or deed of trust beneficiary available under Applicable Law to take possession of and sell (whether by foreclosure or otherwise) any Leased Property, (iii) that the effective date of such mortgage or deed of trust shall be the effective date of this Lease, (iv) that the recording of this Lease or a Lease Supplement shall be deemed to be the recording of such mortgage or deed of trust, and (v) that the obligations secured by such mortgage or deed of trust shall include the Funded Amounts and all Basic Rent and Supplemental Rent hereunder and all other obligations of and amounts due from Lessee hereunder and under the Operative Documents.


                                  ARTICLE XII.
                                EVENTS OF DEFAULT
                                -----------------

         The following events shall constitute Events of Default (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (a) Lessee shall fail to make any payment of Basic Rent when due, and such failure shall continue for five (5) or more days;

         (b) Lessee shall fail to make any payment of Rent (other than Basic
Rent) or any other amount payable hereunder or under any of the other Operative Documents (other than Basic Rent and other than as set forth in CLAUSE (c)), or the Guarantor shall fail to make any payment of any amount (other than amounts described in CLAUSE (c) BELOW) payable under the Guaranty or any other Operative Document (including payment of the Commitment Fee), and such failure shall, in either case, continue for a period of ten (10) days after written notice thereof from Lessor (PROVIDED that, if such payment was payable on demand and demand was made, such demand shall constitute notice for purposes of this CLAUSE (b));

         (c) Lessee shall fail to pay the Funded Amount or Lease Balance when due pursuant to SECTIONS 10.1, 10.2, 14.1 or 14.2, or Lessee shall fail to pay the Recourse Deficiency Amount when required pursuant to ARTICLE XIV; or the Guarantor shall fail to make any payment of the Funded Amount, Lease Balance or Recourse Deficiency Amount when due pursuant to Section 1 of the Guaranty or fail to make any payment when due under the Construction Agency Agreement;

         (d) Lessee shall fail to maintain insurance as required by ARTICLE VIII hereof, and such failure shall continue until the earlier of (i) 15 days after written notice thereof from Lessor and (ii) the day immediately preceding the date on which any applicable insurance coverage would otherwise lapse or terminate;

         (e) the occurrence of any breach under SECTION 7 of the Guaranty and the continuance thereof for a period of thirty (30) days after the earlier of
(i) written notice thereof from Lessor and (ii) knowledge of such breach by an officer of Cardinal;

         (f) a default shall have occurred and be continuing under any instrument or agreement evidencing, securing or providing for the issuance of indebtedness in excess of $5,000,000 of, or guaranteed by, Cardinal, Lessee or any Subsidiary of Cardinal, which default is a failure to pay any amount when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), which default continues after the applicable grace period, if any, or any other default which, if unremedied, uncured or unwaived, would permit acceleration of the maturity of such indebtedness;

         (g) Lessee or Guarantor shall (i) apply for or consent to the appointment of a receiver, trustee or liquidator of itself or of its property,
(ii) be unable, or admit in writing inability, to pay its debts as they mature,
(iii) make a general assignment for the benefit of creditors, (iv) be adjudicated a bankrupt or insolvent, (v) file a voluntary petition in bankruptcy, or a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law or an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, (vi) take corporate action for the purpose of effecting any of the foregoing, or (vii) have an order for relief entered against it in any proceeding under any bankruptcy law;

         (h) An order, judgment or decree shall be entered, without the application, approval or consent of Lessee or Guarantor, by any court of competent jurisdiction, approving a petition seeking reorganization of such entity or appointing a receiver, trustee or liquidator of such entity or of all or a substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of 90 consecutive days;

         (i) any representation or warranty by Lessee or the Guarantor in any Operative Document or in any certificate or document delivered to Lessor, the Agent, any Lease Participant or any Lender pursuant to any Operative Document shall have been incorrect in any material respect when made;

         (j) the Guarantor shall repudiate or terminate the Guaranty, or the Guaranty shall at any time cease to be in full force and effect or cease to be the legal, valid and binding obligation of the Guarantor;

         (k) Lessee shall fail in any material respect to timely, perform or observe any covenant, condition or agreement (not included in CLAUSE (a), (b), (c), (d), (e), (f), (g), (h), (i) or (j) of this ARTICLE XII) to be performed or observed by it hereunder or under any other Operative Document and such failure shall continue for a period of 30 days after Lessee's receipt of written notice thereof from Lessor, the Agent, any Lease Participant or any Lender;

         (l) a Change in Control shall occur;

         (m) One or more judgments, orders, decrees or arbitration awards is entered against Lessee or the Guarantor involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage), as to any single or related series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof, or Lessee or the Guarantor shall enter into any agreement to settle or compromise any pending or threatened litigation, as to any single or related series of claims, involving payment by Lessee or the Guarantor of $5,000,000 or more;

         (n) An event shall occur with respect to a Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of Lessee or the Guarantor under Title IV of ERISA to the Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of $5,000,000; or a contribution failure shall have occurred with respect to a Plan sufficient to give rise to a Lien under Section 302(f) of ERISA in an aggregate amount in excess of $5,000,000; or the aggregate amount of unfunded pension liability among all Plans at any time exceeds $5,000,000; or Lessee or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $5,000,000; and

         (o) An "Event of Default" shall occur under any other Lease.


                                  ARTICLE XIII.
                                   ENFORCEMENT
                                   -----------

         Section 13.1 REMEDIES. Upon the occurrence of any Event of Default and at any time thereafter, Lessor may, so long as such Event of Default is continuing, do one or more of the following as Lessor in its sole discretion shall determine, without limiting any other right or remedy Lessor may have on account of such Event of Default (including, without limitation, the obligation of Lessee to purchase the Leased Properties as set forth in SECTION 14.3):

         (a) Lessor may, by notice to Lessee, rescind or terminate this Lease as of the date specified in such notice; however, (A) no reletting, reentry or taking of possession of any Leased Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (B) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease for a continuing Event of Default, and (C) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any Leased Property shall be valid unless the same be made in writing and executed by Lessor;

         (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Leased Properties promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, ARTICLES VI and XIV hereof as if the Leased Properties were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith and (ii) without prejudice to any other remedy which Lessor may have for possession of the Leased Properties, and to the extent and in the manner permitted by Applicable Law, enter upon any Leased Property and take immediate possession of (to the exclusion of Lessee) any Leased Property or any part thereof and expel or remove Lessee and any other person who may be occupying such Leased Property, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to Lessor's other damages, Lessee shall be responsible for the reasonable costs and expenses of reletting, including brokers' fees and the reasonable costs of any alterations or repairs made by Lessor;

         (c) Lessor may (i) sell all or any part of any Leased Property at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by CLAUSE (ii) below if Lessor shall elect to exercise its rights thereunder) in which event Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if Lessor shall so elect, demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (a) the excess, if any, of (1) the sum of (A) all Rent due and unpaid to and including such Payment Date and (B) the Funded Amounts with respect to such Leased Property, computed as of such date, over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by Lessor, the Agent, any Lease Participant or any Lender incident to such conveyance (including, without limitation, all costs, expenses, fees, premiums and taxes described in SECTION 14.5(b))); PLUS (b) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

         (d) Lessor may, at its option, not terminate this Lease, and continue to collect all Basic Rent, Supplemental Rent, and all other amounts (including, without limitation, the Funded Amount) due Lessor (together with all costs of collection) and enforce Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of Lessor, upon any abandonment of any Leased Property by Lessee or re-entry of same by Lessor, Lessor may, in its sole and absolute discretion, elect not to terminate this Lease with respect thereto and may make such reasonable alterations and necessary repairs in order to relet such Leased Property, and relet such Leased Property or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by Lessor from such reletting shall be applied to Lessee's obligations hereunder in such order, proportion and priority as Lessor may elect in Lessor's sole and absolute discretion; it being agreed that under no circumstances shall Lessee benefit from its default from any increase in market rents. If such rentals received from such reletting during any Rent Period are less than the Rent to be paid during that Rent Period by Lessee hereunder, Lessee shall pay any deficiency, as calculated by Lessor, to Lessor on the Payment Date for such Rent Period;

         (e) If any Leased Property has not been sold, Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under PARAGRAPH (b), (c) or (d) of this ARTICLE XIII with respect to such Leased Property, demand, by written notice to Lessee specifying a date (the "FINAL RENT PAYMENT DATE") not earlier than 30 days after the date of such notice, that Lessee purchase, on the Final Rent Payment Date, such Leased Property in accordance with the provisions of SECTIONS 14.2, 14.4 and 14.5; PROVIDED, HOWEVER, that (1) such purchase shall occur on the date set forth in such notice, notwithstanding the provision in SECTION 14.2 calling for such purchase to occur on the Lease Termination Date; and (2) Lessor's obligations under SECTION 14.5(A) shall be limited to delivery of a special warranty deed and quit claim bill of sale of such Leased Property, without recourse or warranty, but free and clear of Lessor Liens;

         (f) Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any Rent Period(s), and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent Rent Period(s), or Lessor may defer any such suit until after the expiration of the Lease Term, in which event such suit shall be deemed not to have accrued until the expiration of the Lease Term; or

         (g) Lessor may retain and apply against Lessor's damages all sums which Lessor would, absent such Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease.

         Section 13.2 REMEDIES CUMULATIVE; NO WAIVER; CONSENTS. To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Lessor or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Potential Event of Default or Event of Default. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Lessor to sell, lease or otherwise use any Leased Property or part thereof in mitigation of Lessor's damages upon the occurrence of an Event of Default or that may otherwise limit or modify any of Lessor's rights or remedies under this ARTICLE XIII.


                                  ARTICLE XIV.
              SALE, RETURN OR PURCHASE OF LEASED PROPERTY; RENEWAL
              ----------------------------------------------------

         Section 14.1 LESSEE'S OPTION TO PURCHASE. (a) Subject to the terms and conditions and provisions set forth in this ARTICLE XIV, Lessee shall have the option (the "PURCHASE OPTION"), to be exercised as set forth below at any time, to purchase from Lessor, Lessor's interest in all of the Leased Properties; PROVIDED that, such option must be exercised with respect to all, but not less than all, of the Leased Properties, including those Leased Properties subject to other Leases. Such option must be exercised by (1) written notice to Lessor not later than twelve months prior to the Lease Termination Date that Lessee shall either purchase the Leased Properties or renew this Lease pursuant to SECTION 14.9, which notice shall be irrevocable and (2) written notice to Lessor not later than six months prior to the Lease Termination Date that Lessee shall exercise the Purchase Option, which notice shall be irrevocable and shall specify the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Purchase Option is exercised pursuant to the foregoing, then, subject to the provisions set forth in this
ARTICLE XIV, on the applicable purchase date or the Lease Termination Date, as the case may be, Lessor shall convey to Lessee, without recourse or warranty (other than as to the absence of Lessor Liens) and Lessee shall purchase from Lessor, Lessor's interest in the Leased Properties.

         (b) Notwithstanding the foregoing, Lessee shall have the option (the "PARTIAL PURCHASE OPTION") to purchase any one Leased Property without obligating all of the Lessees to purchase all of the Leased Properties under all of the Leases; PROVIDED that no more than two Leased Properties are purchased pursuant to this SECTION 14.1(B) or under Section 14.1(b) of any other Lease in the aggregate under all of the Leases during the Lease Term (it being understood that no Leased Property purchased pursuant to SECTION 10.1 or 10.2 of any Lease shall be included for purposes of the limitation on the number of purchases pursuant to this SECTION 4.1(b)). Such option must be exercised by written notice to Lessor not later than twelve months prior to the Lease Termination Date, which exercise shall be irrevocable; such notice shall specify the Leased Property to be so purchased, and the date that such purchase shall take place, which date shall be a date occurring not less than thirty (30) days after such notice or the Lease Termination Date (whichever is earlier). If the Partial Purchase Option is exercised pursuant to the foregoing, then, subject to the applicable provisions set forth in this ARTICLE XIV, on the applicable purchase date or the Lease Termination Date, as the case may be, Lessor shall convey to Lessee, without recourse or warranty (other than as to the absence of Lessor Liens) and Lessee shall purchase from Lessor, Lessor's interest in the Leased Property that is the subject of such Partial Purchase Option.

         Section 14.2 CONVEYANCE TO LESSEE. Unless (a) Lessee shall have properly exercised the Purchase Option and purchased the Leased Properties pursuant thereto, or (b) Lessee shall have properly exercised the Remarketing Option or the Surrender Option and shall have fulfilled all of the conditions of
SECTION 14.6 hereof, then, subject to the terms, conditions and provisions set forth in this ARTICLE XIV, Lessee shall purchase from Lessor, and Lessor shall convey to Lessee, on the Lease Termination Date all of Lessor's interest in the Leased Properties. Lessee may designate, in a notice given to Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee to whom the conveyance shall be made (if other than to Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; PROVIDED, HOWEVER, that such designation of a transferee shall not cause Lessee to be released, fully or partially, from any of its obligations under this Lease.

         Section 14.3 ACCELERATION OF PURCHASE OBLIGATION. Lessee shall be obligated to purchase Lessor's interest in the Leased Properties (i) immediately, automatically and without notice upon the occurrence of any Event of Default specified in CLAUSE (g) of ARTICLE XII, and (ii) if any other Lessee exercises its "Purchase Option" pursuant to any other Lease (except as permitted by

Section 14.1(b) of any Lease), in each case for the purchase price set forth in
SECTION 14.4. Upon the occurrence of any other Event of Default, Lessee shall be obligated to purchase Lessor's interest in the Leased Properties upon notice of such obligation from Lessor.

         Section 14.4 DETERMINATION OF PURCHASE PRICE. Upon the purchase by Lessee of Lessor's interest in the Leased Properties upon the exercise of the Purchase Option or pursuant to SECTION 14.2 or 14.3, the aggregate purchase price for all of the Leased Properties (including those subject to other Leases) shall be an amount equal to the Lease Balance as of the closing date for such purchase, PLUS any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase; each Lessee shall be obligated to purchase the Leased Property subject to its Lease for a purchase price equal to the aggregate Leased Property Balance therefor, PLUS any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase. Upon the purchase by Lessee of Lessor's interest in a Leased Property upon the exercise of a Partial Purchase Option, the purchase price for the Leased Property that is the subject of such Partial Purchase Option shall be the Leased Property Balance therefor, plus any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase.

         Section 14.5 PURCHASE PROCEDURE. (a) If Lessee shall purchase Lessor's interest in a Leased Property pursuant to any provision of this Lease, (i) Lessee shall accept from Lessor and Lessor shall convey such Leased Property by a duly executed and acknowledged special warranty deed and quit claim bill of sale of such Leased Property in recordable form, (ii) upon the date fixed for any purchase of Lessor's interest in Leased Property hereunder, Lessee shall pay to the order of the Agent (or Lessor if the Lease Participant Amounts and the Loans have been paid in full) the Lease Balance or Leased Property Balance, as applicable, plus any amount due pursuant to Section 7.5(f) of the Master Agreement as a result of such purchase by wire transfer of immediately available funds, and (iii) Lessor will execute and deliver to Lessee, or cause the other Funding Parties to execute and deliver to Lessee, such other documents, including releases, termination agreements and termination statements, as may be legally required or as may be reasonably requested by Lessee in order to effect such conveyance, free and clear of Lessor Liens and the Liens of the Operative Documents.

         (b) Lessee shall, at Lessee's sole cost and expense, obtain all required governmental and regulatory approval and consents and shall make such filings as required by Applicable Law; in the event that Lessor is required by Applicable Law to take any action in connection with such purchase and sale, Lessee shall pay all costs incurred by Lessor in connection therewith. In addition, all charges incident to such conveyance, including, without limitation, Lessee's attorneys' fees, Lessor's attorneys' fees, commissions, Lessee's and Lessor's escrow fees, recording fees, title insurance premiums and all applicable documentary transfer or other transfer taxes and other taxes required to be paid in order to record the transfer documents that might be imposed by reason of such conveyance and the delivery of such deed shall be borne entirely and paid by Lessee.

         (c) Upon expiration or termination of this Lease resulting in conveyance of Lessor's interest in the title to the Leased Properties to Lessee, there shall be no apportionment of rents (including, without limitation, water rents and sewer rents), taxes, insurance, utility charges or other charges payable with respect to the Leased Properties, all of such rents, taxes, insurance, utility or other charges due and payable with respect to the Leased Properties prior to termination being payable by Lessee hereunder and all due after such time being payable by Lessee as the then owner of the Leased Properties.

         Section 14.6 OPTION TO REMARKET; SURRENDER OPTION. Subject to the fulfillment of each of the conditions set forth in this SECTION 14.6, Lessee shall have the option to either (i) market all of, but not less than all of, the Leased Properties (except those purchased pursuant to a Partial Purchase Option) for Lessor (the "REMARKETING OPTION") or (ii) surrender all of, but not less than all of, the Leased Properties (except those purchased pursuant to a Partial Purchase Option) to Lessor (the "SURRENDER OPTION").

         Lessee's effective exercise and consummation of the Remarketing Option or the Surrender Option, as the case may be, shall be subject to the due and timely fulfillment of each of the following provisions, the failure of any of which shall render the Remarketing Option or the Surrender Option, as the case may be, and Lessee's exercise thereof null and void, in which event, Lessee shall be obligated to perform its obligations under SECTION 14.2.

                  (a) Not later than twelve months prior to the Lease Termination Date, Lessee shall give to Lessor and the Agent written notice of Lessee's exercise of the Remarketing Option or the Surrender Option, as the case may be, which exercise shall be irrevocable and shall state whether Lessee has exercised the Remarketing Option or the Surrender Option. The exercise by any Lessee under any Lease of the Remarketing Option or Surrender Option in accordance with the terms of such Lease shall be deemed to be the exercise of such option by all Lessees under all of the Leases.

                  (b) Not later than ten (10) Business Days prior to the Lease Termination Date, Lessee shall deliver to Lessor and the Agent an environmental assessment of each Leased Property dated not later than forty-five (45) days prior to the Lease Termination Date. Such environmental assessment shall be prepared by an environmental consultant selected by the Required Funding Parties, shall be in form, detail and substance satisfactory to the Required Funding Parties, and shall otherwise indicate the environmental condition of each Leased Property to be the same as described in the related Environmental Audit.

                  (c) On the date of Lessee's notice to Lessor and the Agent of Lessee's exercise of the Remarketing Option, or the Surrender Option, as the case may be, each of the Construction Conditions shall have been timely satisfied and no Event of Default or Potential Event of Default shall exist, and thereafter, no Event of Default or Potential Event of Default shall exist under this Lease.

                  (d) Lessee shall have completed all Alterations, restoration and rebuilding of the Leased Properties pursuant to SECTIONS 6.1, 6.2,
         10.3 and 10.4 (as the case may be) and shall have fulfilled all of the conditions and requirements in connection therewith pursuant to said SECTIONS, in each case by the date on which Lessor and the Agent receive Lessee's notice of Lessee's exercise of the Remarketing Option or the Surrender Option, as the case may be (time being of the essence), regardless of whether the same shall be within Lessee's control. If any Building is damaged by a Casualty or Condemnation and cannot be restored by the exercise of reasonable diligence by the date of Lessee's notice, Lessee shall have the right to purchase such Building for the Leased Property Balance thereof on the Lease Termination Date, and to exercise the Remarketing or Surrender Option with respect to the other Leased Properties.

                  (e) Lessee shall promptly provide any maintenance records relating to each Leased Property to Lessor, the Agent and any potential purchaser upon request, and shall otherwise do all things necessary to deliver possession of such Leased Property to the purchaser. Lessee shall allow Lessor, the Agent and any potential purchaser access to any Leased Property for the purpose of inspecting the same.

                  (f) On the Lease Termination Date, Lessee shall surrender the Leased Properties in accordance with SECTION 14.8 hereof.

                  (g) In connection with any such sale of the Leased Properties, Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of the Leased Properties, including, without limitation, an environmental indemnity (provided that such environmental indemnity is consistent, in scope, duration and form, with environmental indemnities provided for similar types of property). Lessee shall fulfill all of the requirements set forth in CLAUSE (b) of SECTION 14.5, and such requirements are incorporated herein by reference. As to Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by Lessor, other than the absence of Lessor Liens.

                  (h) In connection with any such sale of Leased Properties, Lessee shall pay directly, and not from the sale proceeds, all prorations, credits, costs and expenses of the sale of the Leased Properties, whether incurred by Lessor, any Lease Participant, any Lender, the Agent or Lessee, including without limitation, the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, Lessor's and the Agent's attorneys' fees, Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

                  (i) Lessee shall pay to the Agent on the Lease Termination Date (or to such other Person as Agent shall notify Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to the Recourse Deficiency Amount, PLUS all Basic Rent and Supplemental Rent, and all other amounts hereunder which have accrued prior to or as of such date, in the type of funds specified in SECTION
         3.3 hereof.

If Lessee has exercised the Remarketing Option, the following additional provisions shall apply: During the period commencing on the date twelve months prior to the scheduled expiration of the Lease Term, Lessee shall, as nonexclusive agent for Lessor, use commercially reasonable efforts to sell Lessor's interest in the Leased Properties and will attempt to obtain the highest purchase price therefor. All such marketing of the Leased Properties shall be at Lessee's sole expense. Lessee shall submit all bids to Lessor and the Agent and Lessor and the Agent will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis. In no event shall such bidder be Lessee, the Guarantor or any Subsidiary or Affiliate of Lessee or the Guarantor. The written offer must specify the Lease Termination Date as the closing date. If, and only if, the selling price (net of closing costs and prorations, as reasonably estimated by the Agent) is less than the difference between the Funded Amount with respect to the Leased Properties at such time minus the Recourse Deficiency Amount, then Lessor or the Agent may, in its sole and absolute discretion, by notice to Lessee, reject such offer to purchase, in which event the parties will proceed according to the provisions of SECTION 14.7 [Rejection of Sale] hereof. If neither Lessor nor the Agent rejects such purchase offer as provided above, the closing of such purchase of the Leased Properties by such purchaser shall occur on the Lease Termination Date, contemporaneously with Lessee's surrender of the Leased Properties in accordance with SECTION 14.8 hereof, and the gross proceeds of the sale (i.e., without deduction for any marketing, closing or other costs, prorations or commissions) shall be paid directly to the Agent (or Lessor if the Funded Amounts have been fully paid); PROVIDED, HOWEVER, that if the sum of the gross proceeds from such sale plus the Recourse Deficiency Amount paid by Lessee on the Lease Termination Date pursuant to SECTION 14.6(I), minus any and all costs and expenses (including broker fees, appraisal costs, legal fees and transfer taxes) incurred by the Agent or Lessor in connection with the marketing of the Leased Properties or the sale thereof exceeds the Funded Amount with respect to the Leased Properties as of such date, then the excess shall be paid to Lessee on the Lease Termination Date. Lessee shall have no right, power or authority to bind Lessor in connection with any proposed sale of the Leased Properties.

         Section 14.7 REJECTION OF SALE. Notwithstanding anything contained herein to the contrary, if Lessor or the Agent rejects the purchase offer for the Leased Properties as provided in SECTION 14.6, then (a) Lessee shall pay to the Agent the Recourse Deficiency Amount pursuant to SECTION 14.6(I), (b) Lessor shall retain title to the Leased Properties, and (c) in addition to Lessee's other obligations hereunder, Lessee will reimburse Lessor and the Agent, within ten (10) Business Days after written request, for all reasonable costs and expenses incurred by Lessor or Agent during the period ending on the first anniversary of the Lease Termination Date in connection with the marketing, sale, closing or transfer of the Leased Properties, which obligation shall survive the Lease Termination Date and the termination or expiration of this Lease.

         Section 14.8 RETURN OF LEASED PROPERTY. If Lessor retains title to any Leased Property pursuant to SECTION 14.7 hereof, Lessee properly exercises the Remarketing Option and fulfills all of the conditions of SECTION 14.6 and no bids are submitted for the Leased Property or Lessee has properly exercised the Surrender Option, then Lessee shall, on the Lease Termination Date, and at its own expense, return possession of such Leased

Property to Lessor for retention by Lessor or, if Lessee properly exercises the Remarketing Option and fulfills all of the conditions of SECTION 14.6 and neither Lessor nor the Agent rejects such purchase offer pursuant to SECTION 14.6, then Lessee shall, on such Lease Termination Date, and at its own cost, transfer possession of the Leased Property to the independent purchaser thereof, in each case by surrendering the same into the possession of Lessor or such purchaser, as the case may be, free and clear of all Liens other than Lessor Liens, in as good condition as it was on the Completion Date (as modified by Alterations permitted by this Lease), ordinary wear and tear excepted, and in compliance with Applicable Law. Lessee shall, on and within a reasonable time before and after the Lease Termination Date, cooperate with Lessor and the independent purchaser of such Leased Property in order to facilitate the ownership and operation by such purchaser of such Leased Property after the Lease Termination Date, which cooperation shall include the following, all of which Lessee shall do on or before the Lease Termination Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of such Leased Property and all know-how, data and technical information relating thereto, providing a copy of the Plans and Specifications, granting or assigning all licenses (to the extent assignable) necessary for the operation and maintenance of such Leased Property, and cooperating in seeking and obtaining all necessary Governmental Action. Lessee shall have also paid the cost of all Alterations commenced prior to the Lease Termination Date. The obligations of Lessee under this ARTICLE XIV shall survive the expiration or termination of this Lease.

         Section 14.9 RENEWAL. Subject to the conditions set forth herein, Lessee may, (1) by written notice to Lessor and the Agent given not later than twelve months and not earlier than sixteen months, prior to the Lease Termination Date then in effect, that Lessee shall either exercise the Purchase Option or renew this Lease and (2) by written notice to Lessor and the Agent given not later than six months and not earlier than sixteen months prior to the Lease Termination Date then in effect that Lessee shall renew this Lease, for up to five years commencing on the date following the Lease Termination Date then in effect, PROVIDED that Lessee may only exercise such renewal option twice. No later than the date that is 45 days after the date the request to renew has been delivered to each of Lessor and the Agent, the Agent will notify Lessee whether or not Lessor, the Lease Participants and the Lenders consent to such renewal request (which consent, in the case of Lessor, the Lease Participants and the Lenders, may be granted or denied in their sole discretion, and may be conditioned on such conditions precedent as may be specified by Lessor, the Lease Participants and the Lenders),

PROVIDED that if such renewal request is rejected prior to twelve months prior to the Lease Termination Date, Lessee may exercise any of its other options pursuant to, and in accordance with, this ARTICLE XIV. If the Agent fails to respond within such time frame, such failure shall be deemed to be a rejection of such request. If the Agent notifies Lessee of Lessor's, the Lease Participants' and the Lenders' consent to such renewal, such renewal shall be effective. Any renewal of this Lease shall be on the same terms and conditions as are set forth herein for the original Lease Term, except that the amount of Basic Rent to be paid by Lessee shall be as mutually agreed upon among Lessee, Lessor, the Lease Participants and the Lenders prior to such renewal.

                                   ARTICLE XV.
                               LESSEE'S EQUIPMENT
                               ------------------

         After any repossession of any Leased Property (whether or not this Lease has been terminated), as a result of the exercise of the Surrender Option or otherwise, Lessee, at its expense and so long as such removal of such Alteration shall not result in a violation of Applicable Law, shall, within a reasonable time after such repossession or within sixty (60) days after Lessee's receipt of Lessor's written request (whichever shall first occur), remove all of Lessee's trade fixtures, personal property and equipment from such Leased Property (to the extent that the same can be readily removed from such Leased Property without causing material damage to such Leased Property); PROVIDED, HOWEVER, that Lessee shall not remove any such trade fixtures, personal property or equipment that (i) has been financed by Lessor or otherwise constituting Leased Property (or that constitutes a replacement of such property) or (ii) with respect to which Lessor notifies Lessee that it is exercising its purchase option (in which case, Lessor shall pay to Lessee the fair market value of such trade fixture, personal property or equipment on such date of repossession and Lessee shall execute and deliver a bill of sale therefor to Lessor), PROVIDED that the purchase option set forth in this CLAUSE (II) shall not apply to Lessee's inventory. Any of Lessee's trade fixtures, personal property and equipment not so removed by Lessee within such period shall be considered abandoned by Lessee, and title thereto shall without further act vest in Lessor, and may be appropriated, sold, destroyed or otherwise disposed of by Lessor without notice to Lessee and without obligation to account therefor and Lessee will pay Lessor, upon written demand, all reasonable costs and expenses incurred by Lessor in removing, storing or disposing of the same and all costs and expenses incurred by Lessor to repair any damage to such Leased Property caused by such removal. Lessee will immediately repair at its expense all damage to such Leased Property caused by any such removal (unless such removal is effected by Lessor, in which event Lessee shall pay all reasonable costs and expenses incurred by Lessor for such repairs). Lessor shall have no liability in exercising Lessor's rights under this ARTICLE XV, nor shall Lessor be responsible for any loss of or damage to Lessee's personal property and equipment.

                                  ARTICLE XVI.
                           RIGHT TO PERFORM FOR LESSEE
                           ---------------------------

         If Lessee shall fail to perform or comply with any of its agreements contained herein, Lessor may perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of such payment and the amount of the expenses of Lessor (including reasonable attorney's fees and expenses) incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, shall be deemed Supplemental Rent, payable by Lessee to Lessor within thirty (30) days after written demand therefor.


                                  ARTICLE XVII.
                                  MISCELLANEOUS
                                  -------------

         Section 17.1 REPORTS. To the extent required under Applicable Law and to the extent it is reasonably practical for Lessee to do so, Lessee shall prepare and file in timely fashion, or, where such filing is required to be made by Lessor or it is otherwise not reasonably practical for Lessee to make such filing, Lessee shall prepare and deliver to Lessor (with a copy to the Agent) within a reasonable time prior to the date for filing and Lessor shall file, any material reports with respect to the condition or operation of such Leased Property that shall be required to be filed with any Governmental Authority.

         Section 17.2 BINDING EFFECT; SUCCESSORS AND ASSIGNS; SURVIVAL. The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer any Leased Property or any interest therein in accordance with the provisions of the Operative Documents), and inure to the benefit of their respective permitted successors and assigns, and the rights hereunder of the Agent, the Lease Participants and the Lenders shall inure (subject to such conditions as are contained herein) to the benefit of their respective permitted successors and assigns. Lessee hereby acknowledges that Lessor has assigned all of its right, title and interest to, in and under this Lease to the Agent, the Lease Participants and the Lenders, and that all of Lessor's rights hereunder may be exercised by the Agent.

         Section 17.3 QUIET ENJOYMENT. Lessor covenants that it will not interfere in Lessee's or any of its permitted sublessees' quiet enjoyment of the Leased Properties in accordance with this Lease during the Lease Term, so long as no Event of Default has occurred and is continuing. Such right of quiet enjoyment is independent of, and shall not affect, Lessor's rights otherwise to initiate legal action to enforce the obligations of Lessee under this Lease.

         Section 17.4 NOTICES. Unless otherwise specified herein, all notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 8.2 of the Master Agreement. All such notices, offers, acceptances, rejections, consents, requests, demands or other communications shall be addressed as follows or to such other address as any of the parties hereto may designate by written notice:

         If to Lessor:                      SunTrust Banks, Inc.
                                            25 Park Place
                                            Atlanta, Georgia 30303

         If to Lessee:                      [Lessee Sub]
                                            5555 Glendon Court
                                            Dublin, Ohio  43016
                                            Attn:  Treasurer

                  with a copy to:           General Counsel at same address


         If to Agent:                       SunTrust Bank, Atlanta
                                            c/o SunTrust Capital Markets, Inc.
                                            25 Park Place, N.E., Suite 500
                                            Atlanta, Georgia  30303
                                            Attn:  Todd Shutley

         If to a Lease Participant or Lender, to the address provided in the Master Agreement.

         Section 17.5 SEVERABILITY. Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and Lessee shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

         Section 17.6 AMENDMENT; COMPLETE AGREEMENTS. Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, except by an instrument in writing signed by Lessor and Lessee in accordance with the provisions of Section 8.4 of the Master Agreement. This Lease, together with the other Operative Documents, is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein and therein. No course of prior dealings between the parties or their officers, employees, agents or Affiliates shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease or any other Operative Document. Acceptance of, or acquiescence in, a course of performance rendered under this or any prior agreement between the parties or their Affiliates shall not be relevant or admissible to determine the meaning of any of the terms of this Lease or any other Operative Document. No representations, undertakings, or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents.

         Section 17.7 CONSTRUCTION. This Lease shall not be construed more strictly against any one party, it being recognized that both of the parties hereto have contributed substantially and materially to the preparation and negotiation of this Lease.

         Section 17.8 HEADINGS. The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

         Section 17.9 COUNTERPARTS. This Lease may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 17.10 GOVERNING LAW. THIS LEASE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATES HEREUNDER, AND

THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATES IN WHICH SUCH ESTATES ARE LOCATED.

         Section 17.11 DISCHARGE OF LESSEE'S OBLIGATIONS BY ITS AFFILIATES. Lessor agrees that performance of any of Lessee's obligations hereunder by one or more of Lessee's Affiliates or one or more of Lessee's sublessees of the Leased Properties or any part thereof shall constitute performance by Lessee of such obligations to the same extent and with the same effect hereunder as if such obligations were performed by Lessee, but no such performance shall excuse Lessee from any obligation not performed by it or on its behalf under the Operative Documents.

         Section 17.12 LIABILITY OF LESSOR LIMITED. Except as otherwise expressly provided below in this SECTION 17.12, it is expressly understood and agreed by and between Lessee, Lessor and their respective successors and assigns that nothing herein contained shall be construed as creating any liability of Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, to perform any covenant, either express or implied, contained herein, all such liability, if any, being expressly waived by Lessee and by each and every Person now or hereafter claiming by, through or under Lessee, and that, so far as Lessor or any of its Affiliates or any of their respective officers, directors, employees or agents, individually or personally, is concerned, Lessee and any Person claiming by, through or under Lessee shall look solely to the right, title and interest of Lessor in the Leased Properties and any proceeds from Lessor's sale or encumbrance thereof (PROVIDED, HOWEVER, that Lessee shall not be entitled to any double recovery) for the performance of any obligation under this Lease and under the Operative Documents and the satisfaction of any liability arising therefrom.

         Section 17.13 ESTOPPEL CERTIFICATES. Each party hereto agrees that at any time and from time to time during the Lease Term, it will promptly, but in no event later than thirty (30) days after request by the other party hereto, execute, acknowledge and deliver to such other party or to any prospective purchaser (if such prospective purchaser has signed a commitment or letter of intent to purchase any Leased Property or any part thereof or any Note or Lease Participation), assignee or mortgagee or third party designated by such other party, a certificate stating (a) that this Lease is unmodified and in force and effect (or if there have been modifications, that this Lease is in force and effect as modified, and identifying the modification agreements); (b) the date to which Basic Rent has been paid; (c) whether or not there is any existing default by Lessee in the payment of Basic Rent or any other sum of money hereunder, and whether or not there is any other existing default by either party with respect to which a notice of default has been served, and, if there is any such default, specifying the nature and extent thereof; (d) whether or not, to the knowledge of the signer after due inquiry and investigation, there are any setoffs, defenses or counterclaims against enforcement of the obligations to be performed hereunder existing in favor of the party executing such certificate and (e) other items that may be reasonably requested; PROVIDED that no such certificate may be requested unless the requesting party has a good faith reason for such request.

         Section 17.14 NO JOINT VENTURE. Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

         Section 17.15 NO ACCORD AND SATISFACTION. The acceptance by Lessor of any sums from Lessee (whether as Basic Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction of any dispute between Lessor and Lessee regarding sums due and payable by Lessee hereunder, unless Lessor specifically deems it as such in writing.

         Section 17.16 NO MERGER. In no event shall the leasehold interests, estates or rights of Lessee hereunder, or of the holder of any Notes secured by a security interest in this Lease, or of any Lease Participant, merge with any interests, estates or rights of Lessor in or to the Leased Properties, it being understood that such leasehold interests, estates and rights of Lessee hereunder, and of the holder of any Notes secured by a security interest in this Lease, and of the Lease Participants, shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Leased Properties, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same person, corporation or other entity.

         Section 17.17 SURVIVAL. The obligations of Lessee to be performed under this Lease prior to the Lease Termination Date and the obligations of Lessee pursuant to ARTICLE III, ARTICLES X, XI, XIII, SECTIONS 14.2, 14.3, 14.4, 14.5, 14.8, ARTICLES XIV, XV, and XVI, and SECTIONS 17.10 and 17.12 shall survive the expiration or termination of this Lease. The extension of any applicable statute of limitations by Lessor, Lessee, the Agent or any Indemnitee shall not affect such survival.

         Section 17.18 CHATTEL PAPER. To the extent that this Lease constitutes chattel paper (as such term is defined in the Uniform

Commercial Code in any applicable jurisdiction), no security interest in this Lease may be created through the transfer or possession of any counterpart other than the original counterpart, which shall be identified as the original counterpart by the receipt of the Agent.

         Section 17.19 TIME OF ESSENCE. Time is of the essence of this Lease.

         Section 17.20 RECORDATION OF LEASE. Lessee will, at its expense, cause this Lease or memorandum of lease (if permitted by Applicable Law) to be recorded in the proper office or offices in the States and the municipalities in which the Land is located.

         Section 17.21 INVESTMENT OF SECURITY FUNDS. Any amounts not payable to Lessee pursuant to any provision of ARTICLE VIII, X or XIV or this SECTION 17.21 solely because an Event of Default shall have occurred and be continuing shall be held by the Agent (or Lessor if the Funded Amounts have been fully paid) as security for the obligations of Lessee under this Lease and the Master Agreement. At such time as no Event of Default shall be continuing, such amounts, net of any amounts previously applied to Lessee's obligations hereunder or under the Master Agreement, shall be paid to Lessee. Any such amounts which are held by the Agent (or Lessor if the Funded Amounts have been fully paid) pending payment to Lessee shall until paid to Lessee, as provided hereunder or, as long as the Lease Participation Agreement or the Loan Agreement is in effect, until applied against Lessee's obligations herein and under the Master Agreement and distributed as provided in the Lease Participation Agreement and the Loan Agreement or herein (after the Lease Participation Agreement and the Loan Agreement are no longer in effect) in connection with any exercise of remedies hereunder, be invested by the Agent or Lessor, as the case may be as directed from time to time in writing by Lessee (PROVIDED, HOWEVER, if an Event of Default has occurred and is continuing it will be directed by the Agent or, if the Funded Amounts have been fully paid, Lessor) and at the expense and risk of Lessee, in Permitted Investments. Any gain (including interest received) realized as the result of any such investment (net of any fees, commissions and other expenses, if any, incurred in connection with such investment) shall be applied in the same manner as the principal invested.

         Section 17.22 IDB DOCUMENTATION. If any Leased Property is subject to an IDB Lease, this Lease shall be deemed to be a sublease. Lessee hereby agrees to perform all of its obligations and all obligations of Lessor under all IDB Documentation related to any Leased Property.

                            [Signature page follows]

         IN WITNESS WHEREOF, the undersigned have each caused this Lease Agreement to be duly executed and delivered and attested by their respective officers thereunto duly authorized as of the day and year first above written.



Witnessed:                               [Lessee Sub],
                                         as Lessee


By______________________                 By____________________________
  Name:                                     Name:
                                            Title:

By______________________
  Name:





                                                                         LEASE
                                                                       AGREEMENT

                                            SUNTRUST BANKS, INC., as
                                            Lessor

Witnessed:


By_______________________                   By____________________________
  Name:                                       Name:
                                              Title:

By_______________________
  Name:




                                                                         LEASE
                                                                       AGREEMENT

STATE OF     )
             ) ss:
COUNTY OF    )

         The foregoing instrument was acknowledged before me this ___ day of July, 1996, by ______________________________, ______________________ of
SunTrust Banks, Inc., a Georgia corporation, on behalf of the corporation, as h___ and its free act and deed.


                                            _________________________
                                            Notary Public
                                            My Commission Expires:









                                                                         LEASE
                                                                       AGREEMENT

STATE OF   )
           ) ss:
COUNTY OF  )

         The foregoing instrument was acknowledged before me this ___ day of July, 1996, by ______________________________, ______________________ of
[Lessee Sub], a _____________ corporation, on behalf of the corporation, as h___ and its free act and deed.


                                            _________________________
                                            Notary Public
                                            My Commission Expires:









                                                                         LEASE
                                                                       AGREEMENT

Recording requested by                                            EXHIBIT A TO
and when recorded mail to:                                         THE LEASE
                                                                  ------------
____________________________
____________________________
____________________________
____________________________




- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                 LEASE SUPPLEMENT NO. __ AND MEMORANDUM OF LEASE

         THIS LEASE SUPPLEMENT NO. __ (this "LEASE SUPPLEMENT") dated as of
[              ], between SUNTRUST BANKS, INC., as the lessor (the "LESSOR"), and [Lessee Sub], a ___________ corporation, as lessee (the "LESSEE").

         WHEREAS Lessor is the owner of the Land described on Schedule I hereto and wishes to lease the Land together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease to Lessee;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS; INTERPRETATION. For purposes of this Lease Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Lease Agreement, dated as of July 16, 1996, between Lessee and Lessor; and the rules of interpretation set forth in Appendix A to the Lease shall apply to this Lease Supplement.

         SECTION 2. THE PROPERTIES. Attached hereto as Schedule I is the description of certain Land (the "SUBJECT PROPERTY"). Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, such Land, together with any Building and other improvements thereon or which thereafter may be constructed thereon pursuant to the Lease shall be subject to the terms and provisions of the Lease and Lessor hereby grants, conveys, transfers and assigns to Lessee those interests, rights, titles, estates, powers and privileges provided for in the Lease with respect to the Subject Property.

         SECTION 3. AMENDMENTS TO LEASE WITH RESPECT TO SUBJECT PROPERTY. Effective upon the execution and delivery of this Lease Supplement by Lessor and Lessee, the following terms and provisions shall apply to the Lease with respect to the Subject Property:

                   [Insert Applicable Sections per Local Law]

         SECTION 4. RATIFICATION; INCORPORATION. Except as specifically modified hereby, the terms and provisions of the Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Lease (as amended by this Lease Supplement) are by this reference incorporated herein and made a part hereof.

         SECTION 5. ORIGINAL LEASE SUPPLEMENT. The single executed original of this Lease Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Agent therefor on or following the signature page thereof shall be the original executed counterpart of this Lease Supplement (the "ORIGINAL EXECUTED COUNTERPART"). To the extent that this Lease Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         SECTION 6. GOVERNING LAW. THIS LEASE SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF GEORGIA, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES OF SUCH STATE, EXCEPT AS TO MATTERS RELATING TO THE CREATION OF THE LEASEHOLD ESTATE HEREUNDER, AND THE EXERCISE OF RIGHTS AND REMEDIES WITH RESPECT THERETO, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE IN WHICH SUCH ESTATE IS LOCATED.

         SECTION 7. COUNTERPART EXECUTION. This Lease Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Lease Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                           SUNTRUST BANKS, INC., as the
                                           Lessor


                                           By____________________________
                                              Name:
                                              Title:



                                           [Lessee Sub] as the Lessee


                                           By____________________________
                                              Name:
                                              Title:

STATE OF _________________  )
                            ) ss.:
COUNTY OF ________________  )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ______________, ____ ____, this _____ day of __________, _______________, by _____________________, as
____________________ of SunTrust Banks, Inc., on behalf of such corporation.



[Notarial Seal]                             ___________________________
                                            Notary Public


My commission expires:  _____________





STATE OF _________________ )
                           ) ss.:
COUNTY OF ________________ )


         The foregoing Lease Supplement was acknowledged before me, the undersigned Notary Public, in the County of ______________, ___ ____, this _____ day of __________, __________, by ___________, as _____________, of [Lessee
Sub], a ____________ corporation, on behalf of the corporation.


[Notarial Seal]                             ______________________________
                                            Notary Public


My commission expires:  ______________

Receipt of this original counterpart of the foregoing Lease Supplement is hereby acknowledged as of the date hereof.

                                          SUNTRUST BANK, ATLANTA, as the
                                                   Agent



                                          By___________________________
                                            Name:
                                            Title:



                                          By___________________________
                                            Name:
                                            Title:

                                   APPENDIX A
                                       to
                            Master Agreement, Leases,
                  Loan Agreement, Construction Agency Agreement
                        and Lease Participation Agreement
                        ---------------------------------

                         DEFINITIONS AND INTERPRETATION


         A. INTERPRETATION. In each Operative Document, unless a clear contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Operative Documents, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to any agreement (including any Operative Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Operative Documents and reference to any promissory note includes any promissory note which is an extension or renewal thereof or a substitute or replacement therefor;

                  (v) reference to any Applicable Law means such Applicable Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

                  (vi) reference in any Operative Document to any Article, Section, Appendix, Schedule or Exhibit means such Article or Section thereof or Appendix, Schedule or Exhibit thereto;

                  (vii) "hereunder", "hereof", "hereto" and words of similar import shall be deemed references to an Operative Document as a whole and not to any particular ARTICLE, SECTION or other provision hereof;

                  (viii) "including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

                  (ix) "or" is not exclusive; and

                  (x) relative to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding".

         B. ACCOUNTING TERMS. In each Operative Document, unless expressly otherwise provided, accounting terms shall be construed and interpreted, and accounting determinations and computations shall be made, in accordance with GAAP.

         C. CONFLICT IN OPERATIVE DOCUMENTS. If there is any conflict between any Operative Documents, such Operative Document shall be interpreted and construed, if possible, so as to avoid or minimize such conflict but, to the extent (and only to the extent) of such conflict, the Master Agreement shall prevail and control.

         D. LEGAL REPRESENTATION OF THE PARTIES. The Operative Documents were negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring the Operative Document to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

         E. DEFINED TERMS. Unless a clear contrary intention appears, terms defined herein have the respective indicated meanings when used in each Operative Document.

         "A LOAN" means the A Percentage of Loans made by Lenders pursuant to the Loan Agreement and the Master Agreement.

         "A NOTE" is defined in Section 2.2 of the Loan Agreement.

         "A PERCENTAGE" means 84%.

         "ACQUISITION" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary).

         "ADDRESS" means with respect to any Person, its address set forth in
Schedule 8.2 to the Master Agreement or such other address as it shall have identified to the parties to the Master Agreement in writing.

         "AFFECTED FUNDING PARTY" is defined in Section 7.5 of the Master Agreement.

         "AFFILIATE" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with, such Person. For purposes of this definition, the term "CONTROL" (including the correlative meanings of the terms "CONTROLLING," "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise, provided (but without limiting the foregoing) that no pledge of voting securities of any Person without the current right to exercise voting rights with respect thereto shall by itself be deemed to constitute control over such Person.

         "AFTER-TAX BASIS" means (a) with respect to any payment to be received by an Indemnitee (which, for purposes of this definition, shall include any Tax Indemnitee), the amount of such payment supplemented by a further payment or payments so that, after deducting from such payments the amount of all Taxes (net of any current credits, deductions or other Tax benefits arising from the payment by the Indemnitee of any amount, including Taxes, for which the payment to be received is made) imposed currently on the Indemnitee by any Governmental Authority or taxing authority with respect to such payments, the balance of such payments shall be equal to the original payment to be received and (b) with respect to any payment to be made by any Indemnitee, the amount of such payment supplemented by a further payment or payments so that, after increasing such payment by the amount of any current credits or other Tax benefits realized by the Indemnitee under the laws of any Governmental Authority or taxing authority resulting from the making of such payments, the sum of such payments (net of such credits or benefits) shall be equal to the original payment to be made; PROVIDED, HOWEVER, for the purposes of this definition, and for purposes of any payment to be made to either a Lessee or an Indemnitee on an after-tax basis, it shall be assumed that (i) federal, state and local taxes are payable at the highest combined marginal federal and state statutory income tax rate (taking into account the deductibility of state income taxes for federal income tax purposes) applicable to corporations from time to time and (ii) such Indemnitee or Lessee has sufficient income to utilize any deductions, credits (other than foreign tax credits, the use of which shall be determined on an actual basis) and other Tax benefits arising from any payments described in CLAUSE (b) of this definition.

         "AGENT" means SunTrust Bank, Atlanta, a Georgia banking corporation, in its capacity as agent under the Master Agreement and the Loan Agreement.

         "ALTERATIONS" means, with respect to any Leased Property, fixtures, alterations, improvements, modifications and additions to such Leased Property.

         "ALTERNATIVE RATE" means, for any period, an interest rate per annum equal to the rate of interest most recently announced by the Agent in Atlanta, Georgia from time to time as its "prime rate" for calculating interest on certain loans, which need not be the lowest interest rate charged by such bank. If such prime rate or equivalent of such bank changes from time to time after the date hereof, the Alternative Rate shall be automatically increased or decreased, as the case may be, without notice to any Lessee or the Guarantor as of the effective time of each change in such prime rate or equivalent.

         "APPLICABLE LAW" means all existing and future applicable laws (including Environmental Laws), rules, regulations (including proposed, temporary and final income tax regulations), statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Authority, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment (including, without limitation, wetlands) and those pertaining to the construction, use or occupancy of any Leased Property) and any restrictive covenant or deed restriction or easement of record affecting any Leased Property.

         "APPRAISAL" is defined in Section 3.1 of the Master Agreement.

         "APPRAISER" means an MAI appraiser satisfactory to the Agent and the Lessor.

         "ARCHITECT" means with respect to any Leased Property the architect engaged in connection with the construction of the related Building, who may be an employee of the General Contractor for such Leased Property.

         "ARCHITECT'S AGREEMENT" means, with respect to any Leased Property, the architectural services agreement, if any, between the related Lessee or Cardinal and the related Architect.

         "ASSIGNMENT OF LEASE AND RENTS" means, with respect to any Leased Property, the Assignment of Lease and Rents, dated as of the Closing Date, from the Lessor to the Agent, substantially in the form of Exhibit K to the Master Agreement.

         "ATTRIBUTABLE DEBT" when used in connection with a sale and lease-back transaction shall mean, as of any particular time, the lesser of (a) the fair value of the assets subject to such arrangement or (b) the aggregate of present values (discounted at a rate per annum as mutually agreed between Cardinal and the Agent)) of the obligations of Cardinal or any Consolidated Subsidiary for net rental payments during the remaining term of all leases (including any period for which such lease has been extended or may, at the option of the lessor, be extended). The term "net rental payments" under any lease of any period shall mean the sum of the rental and other payments required to be paid in such period by the lessee thereunder, not including, however, any amounts required to be paid by such lessee (whether or not designated as rental or additional rental) on account of maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges required to be paid by such lessee thereunder or any amounts required to be paid by such lessee thereunder contingent upon the amount of sales, maintenance and repairs, reconstruction, insurance, taxes, assessments, water rates or similar charges.

         "AUTHORITY" means a development or similar authority of any state, county or municipality that is an issuer of Bonds.

         "AWARDS" means any award or payment received by or payable to the Lessor or Lessee on account of any Condemnation or Event of Taking (less the actual costs, fees and expenses incurred in the collection thereof, for which the Person incurring the same shall be reimbursed from such award or payment).

         "B LOAN" means the B Percentage of Loans made by Lender pursuant to the Loan Agreement and the Master Agreement.

         "B NOTE" is defined in Section 2.2 of the Loan Agreement.

         "B PERCENTAGE" means 16%.

         "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended.

         "BASE TERM" means, with respect to any Leased Property, (a) the period commencing on the Initial Closing Date for the first parcel of Land an interest in which is acquired by the Lessor and ending on the sixth (6th) anniversary of such Closing Date or (b) such shorter period as may result from earlier termination of the related Lease as provided therein.

         "BASIC RENT" means, for any Lease Term, the rent payable pursuant to
Section 3.1 of the related Lease, determined in accordance with the following: each installment of Basic Rent payable on any Payment Date shall be in an amount equal to the sum of (A) the aggregate amount of Lender Basic Rent payable on such Payment Date, PLUS (B) the aggregate amount of Lessor Basic Rent payable on such Payment Date, in each case for the Leased Property or Properties that are subject to such Lease.

         "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group.

         "BOARD OF DIRECTORS", with respect to a corporation, means either the Board of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

         "BONDS" means industrial revenue or development bonds issued by a state, county or municipal authority in connection with any Leased Property.

         "BUILDING" means, with respect to any Leased Property, the buildings, structures and improvements located or to be located on the related Land, along with all fixtures used or useful in connection with the operation of such Leased Property, including, without limitation, all furnaces, boilers, compressors, elevators, fittings, pipings, connectives, conduits, ducts, partitions, equipment and apparatus of every kind and description now or hereafter affixed or attached or used or useful in connection with the Building, all equipment financed by the Lessor and/or the Lenders and the Lease Participants and all Alterations (including all restorations, repairs, replacements and rebuilding of such buildings, improvements and structures) thereto (but in each case excluding trade fixtures or equipment financed other than by the Lessor, the Lease Participant or the Lenders).

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks are required or authorized to be closed for business in Atlanta, Georgia.

         "CARDINAL" means Cardinal Health, Inc., an Ohio corporation.

         "CASUALTY" means an event of damage or casualty relating to all or part of any Leased Property that does not constitute an Event of Loss.

         "CHANGE IN CONTROL" means a majority of the Board of Directors of Cardinal shall cease for any reason to consist of (A) individuals who on July 15, 1996 were serving as directors of Cardinal and (B) individuals who subsequently become members of the Board if such individuals' nomination for election or election to the Board is recommended or approved by a majority of the Board of Directors of Cardinal.

         "CLAIMS" means liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, proceedings, settlements, utility charges, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses) of any kind and nature whatsoever.

         "CLOSING DATE" means, with respect to each parcel of Land or Leased Property, the date on which such Land or Leased Property, as the case may be, is acquired by the Lessor and the initial Funding occurs with respect to such Land or Leased Property, as the case may be, under the Master Agreement.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMMITMENT" means as to each Funding Party, its obligation to make Fundings as investments in each Leased Property, or to make Loans to the Lessor, or to fund a Lease Participation as the case may be, in an aggregate amount not to exceed at any one time outstanding the amount set forth for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

         "COMMITMENT FEE" is defined in Section 2.3(d) of the Master Agreement.

         "COMMITMENT PERCENTAGE" means as to any Funding Party, at a particular time, the percentage of the aggregate Commitments in effect at such time constituted by such Funding Party's Commitment, as such percentage is shown for such Funding Party on Schedule 2.2 to the Master Agreement (as it may be adjusted from time to time pursuant to Section 6 of the Master Agreement).

         "COMPLETION DATE" with respect to any Leased Property means the Business Day on which the conditions specified in Section 3.5 of the Master Agreement have been satisfied with respect to such property.

         "COMPLETION DATE APPRAISAL" with respect to any Leased
Property means that appraisal, dated as of the Completion Date, delivered by the Appraiser pursuant to Section 3.5 of the Master Agreement with respect to such Leased Property.

         "CONDEMNATION" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, occupancy or title to any Leased Property or any part thereof in, by or on account of any actual eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or otherwise or any transfer in lieu of or in anticipation thereof, which in any case does not constitute an Event of Taking. A Condemnation shall be deemed to have "occurred" on the earliest of the dates that use, occupancy or title is taken.

         "CONSOLIDATED EBITR" means, for any fiscal period of the Guarantor, an amount equal to the sum of its Consolidated Net Income (Loss) plus, to the extent deducted in determining Consolidated Net Income (Loss), (i) provisions for taxes based on income and (ii) Consolidated Interest and Rent Expense, in each case, for such fiscal period.

         "CONSOLIDATED INTEREST AND RENT EXPENSE" means, for any fiscal period of the Guarantor, total interest expense (including without limitation, interest expense attributable to capitalized leases in accordance with GAAP) and rent expense of the Guarantor and its Subsidiaries on a consolidated basis, in each case, for such fiscal period.

         "CONSOLIDATED NET INCOME (LOSS)" means, for any fiscal period of the Guarantor, the net income (or loss) of the Guarantor and its Subsidiaries on a consolidated basis for such period (taken as a single accounting period) determined in conformity with GAAP; PROVIDED THAT there shall be excluded therefrom (i) the income (or loss) of any party accrued prior to the date such party becomes a Subsidiary of the Guarantor or is merged into or consolidated with the Guarantor or any of its Subsidiaries, or such party's assets are acquired by the Guarantor or any of its Subsidiaries and (ii) any item of gain or loss resulting from sale of assets other than in the ordinary course of business.

         "CONSOLIDATED NET TANGIBLE ASSETS" means the aggregate amount of assets after deducting therefrom (a) all current liabilities (excluding any thereof constituting Funded Indebtedness by reason of being renewable or extendible) and
(b) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangibles, all as set forth on the most recent balance sheet of Cardinal and its Consolidated Subsidiaries and computed in accordance with GAAP.

         "CONSOLIDATED SUBSIDIARIES" shall mean all Subsidiaries of Cardinal.

         "CONSTRUCTION" means, with respect to any Leased Property, the construction of the related Building pursuant to the related Plans and Specifications.

         "CONSTRUCTION AGENCY AGREEMENT" means the Construction Agency Agreement, dated as of July 16, 1996, among Cardinal, the Lessees and the Lessor.

         "CONSTRUCTION AGENT" means Cardinal in its capacity as construction agent pursuant to the Construction Agency Agreement.

         "CONSTRUCTION COMMENCEMENT DATE" is defined in SECTION 2.3 of the Construction Agency Agreement.

         "CONSTRUCTION CONDITIONS" means the conditions set forth in Section 3.5 of the Master Agreement.

         "CONSTRUCTION CONTRACT" means, with respect to any Leased Property, that certain construction contract, if any, between the related Lessee or Cardinal and a General Contractor for the construction of the related Building, provided that such contract shall be assigned by such Lessee to the Lessor, and such assignment shall be consented to by such General Contractor, pursuant to an assignment of such construction contract substantially in the form of the Security Agreement and Assignment set forth as Exhibit C to the Master Agreement.

         "CONSTRUCTION FORCE MAJEURE EVENT" means, with respect to any Leased Property:

         (a) an act of God arising after the related Closing Date, or

         (b) any change in any state or local law, regulation or other legal requirement arising after such Closing Date and relating to the use of the Land or the construction of a building on the Land, or

         (c) strikes, lockouts, labor troubles, unavailability of materials, riots, insurrections or other causes beyond Cardinal's or the related Lessee's control which prevents the related Lessee from completing the Construction prior to the Scheduled Construction Termination Date and which could not have been avoided or which cannot be remedied by such Lessee or the Guarantor through the exercise of all commercially reasonable efforts or the expenditure of funds and, in the case of (b) above, the existence or potentiality of which was not known to and could not have been discovered prior to such Closing Date through the exercise of due diligence by such Lessee or the Guarantor.

         "CONSTRUCTION LAND INTEREST" means each parcel of Land for which the Completion Date has not yet occurred.

         "CONSTRUCTION TERM" means, with respect to any Leased Property, the period commencing on the related Closing Date and ending on the related Construction Term Expiration Date, or such shorter period as may result from earlier termination of the related Lease as provided therein.

         "CONSTRUCTION TERM EXPIRATION DATE" means, with respect to any Leased Property, the earlier of the following:

         (a)      the related Completion Date, and

         (b)      the related Scheduled Construction Termination Date.

         "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, agreement, instrument or other document to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting any of the properties of such Person).

         "DEED" means, with respect to any Land, a General Warranty Deed, dated the applicable Closing Date, from the applicable Seller to the Lessor, conveying such Land, in a form reasonably acceptable to the Lessor.

         "ENVIRONMENTAL AUDIT" means, with respect to each parcel of Land, a Phase I Environmental Assessment, dated no more than 60 days prior to the related Closing Date, by an environmental services firm satisfactory to the Funding Parties.

         "ENVIRONMENTAL LAWS" means and include the Resource Conservation and Recovery Act of 1976, (RCRA) 42 U.S.C. sections 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. sections 9601-9657, (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. sections 1801-1812, the Toxic Substances Control Act, 15 U.S.C. sections 2601-2671, the Clean Air Act, 42 U.S.C. section 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. section 136 et seq., and all similar federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations, and any other federal, state or local laws, ordinances, rules, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of any Leased Property, or any part thereof, as any of the foregoing may have been from time to time amended, supplemented or supplanted.

         "ENVIRONMENTAL PERMITS" means all permits, licenses, authorizations, certificates and approvals of Governmental Authorities required by Environmental Laws.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time or any successor federal statute.

         "ERISA AFFILIATE" means each entity required to be aggregated with Cardinal pursuant to the requirements of Section 414(b) or (c) of the Code.

         "ERISA GROUP" means Cardinal and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under the control of Cardinal which, together with Cardinal, are treated as a single employer under Section 414 of the Code.

         "EVENT OF DEFAULT" means any event or condition designated as an "Event of Default" in Article XII of any Lease.

         "EVENT OF LOSS" is defined in Section 10.1 of each Lease.

         "EVENT OF TAKING" is defined in Section 10.2 of each Lease.

         "EXEMPTED DEBT" means the sum of the following items outstanding as of the date Exempted Debt is to be determined: (a) Indebtedness of Cardinal and its Consolidated Subsidiaries incurred after the date of the Guaranty and secured by Liens not permitted to be created or assumed pursuant to Section 7.7 of the Guaranty, and (b) Attributable Debt of Cardinal and its Consolidated Subsidiaries in respect of every sale and lease-back transaction entered into after the date of the Guaranty, other than those leases expressly permitted by
Section 7.8 of the Guaranty.

         "FAIR MARKET RENTAL VALUE" means, with respect to any Leased Property, the fair market rental value as determined by an independent appraiser chosen by the Lessor that would be obtained in an arm's-length lease between an informed and willing lessee and an informed and willing lessor, in either case under no compulsion to lease, and neither of which is related to the Lessor or Lessee for the lease of such Leased Property on the terms set forth, or referred to, in the related Lease. Such fair market rental value shall be calculated as the value for the use of such Leased Property to be leased in place at the Land, assuming, in the determination of such fair market rental value, that such Leased Property is in the condition and repair required to be maintained by the terms of the related Lease (unless such fair market rental value is being determined for the purposes of Section 13.1 of the related Lease and except as otherwise specifically provided in such Lease, in which case this assumption shall not be made).

         "FAIR MARKET SALES VALUE" means, with respect to any Leased Property or any portion thereof, the fair market sales value as determined by an independent appraiser chosen by the Lessor or, so long as the Funded Amounts are outstanding, the Agent that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a lessee currently in possession) and an informed and willing seller, under no compulsion, respectively, to buy or sell and neither of which is related to the Lessor or Lessee, for the purchase of such Leased Property. Such fair market sales value shall be calculated as the value for the use of such Leased Property, assuming, in the determination of such fair market sales value, that such Leased Property is in the condition and repair required to be maintained by the terms of the related Lease (unless such fair market sales value is being determined for purposes of Section 13.1 of the related Lease and except as otherwise specifically provided in the related Lease or the Master Agreement, in which case this assumption shall not be made).

         "FINAL RENT PAYMENT DATE" with respect to any Leased Property is defined in Section 13.1(e) of the related Lease.

         "FISCAL YEAR" means the fiscal year of the Guarantor and its Subsidiaries, which shall be the twelve (12) months ending on June 30.

         "FUNDED AMOUNT" means, as to the Lessor, the Lessor's Invested Amounts, and, as to each Lender, the outstanding principal of such Lender's Loans.

         "FUNDED DEBT" means, all indebtedness for money borrowed, purchase money mortgages, capitalized leases, conditional sales contracts and similar title retention debt instruments, including any current maturities of such indebtedness. The calculation of Funded Debt shall include all Funded Debt of the Guarantor and its Subsidiaries, plus all Funded Debt of other entities or persons, other than Subsidiaries, which has been guaranteed by the Guarantor or any Subsidiary or which is supported by a letter of credit issued for the account of the Guarantor or any Subsidiary. Funded Debt shall also include the redemption amount with respect to any stock of the Guarantor or its Subsidiaries required to be redeemed within the next twelve months.

         "FUNDED INDEBTEDNESS" means all Indebtedness having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower.

         "FUNDING" means any funding by the Funding Parties pursuant to Section
2.2 of the Master Agreement.

         "FUNDING DATE" means collectively, each Closing Date and each other date during the Construction Term on which a Funding occurs under Section 2 of the Master Agreement.

         "FUNDING PARTIES" means the Lessor, the Agent, the Lease Participant and the Lenders, collectively.

         "FUNDING PARTY BALANCE" means, with respect to any Leased Property, (i) for the Lessor as of any date of determination, an amount equal to the sum of the outstanding related Lessor's Invested Amount (less the related Lease Participant Amount), all accrued and unpaid Yield on such outstanding related Lessor's Invested Amount (less the related Lease Participant Amount), all unpaid related fees owing to the Lessor under the Operative Documents, and all other related amounts owing to the Lessor by the related Lessee or the Guarantor under the Operative Documents, (ii) for the Lease Participant as of any date of determination, an amount equal to the sum of the outstanding related Lease Participant Amount, all accrued and unpaid Yield thereon, all unpaid related fees owing to the Lease Participant under the Operative Documents, and all other related amounts owing to the Lease Participant by the related Lessee or the Guarantor under the Operative Documents, and (iii) for any Lender as of any date of determination, an amount equal to the sum of the outstanding related Loans of such Lender, all accrued and unpaid interest thereon, all unpaid related fees owing to such Lender under the Operative Documents, and all other related amounts owing to such Lender by the related Lessee or the Guarantor under the Operative Documents.

         "FUNDING REQUEST" is defined in Section 2.2 of the Master Agreement.

         "FUNDING TERMINATION DATE" means July 16, 2002.



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         "GAAP" means generally accepted accounting principles in the United
States of America as in effect from time to time.

         "GENERAL CONTRACTOR" means with respect to any Leased Property the general contractor under the related Construction Contract as may be selected by the related Lessee or Cardinal.

         "GOVERNMENTAL ACTION" means all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Applicable Law and shall include, without limitation, all citings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of any Leased Property.

         "GOVERNMENTAL AUTHORITY" means any foreign or domestic federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, commission, instrumentality, court or any political subdivision thereof.

         "GUARANTOR" means Cardinal.

         "GUARANTY" means the Guaranty, dated as of July 16, 1996 by the Guarantor in favor of the Funding Parties.

         "HAZARDOUS MATERIAL" means any substance, waste or material which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by products and other hydrocarbons, or which is or becomes regulated by any Governmental Authority, including any agency, department, commission, board or instrumentality of the United States, any jurisdiction in which a Leased Property is located or any political subdivision thereof and also including, without limitation, asbestos, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBS") and radon gas.

         "IDB DOCUMENTATION" means the Bonds, each IDB Lease and all other agreements, documents, contracts and instruments entered into in connection with any Bonds or IDB Property.

         "IDB PROPERTY" means each Leased Property that is the subject of Bonds.

         "IDB LEASE" means a lease between the Lessor and an Authority with respect to a Leased Property.



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


         "INDEBTEDNESS" means all items classified as indebtedness on the most recently available balance sheet of Cardinal and its Consolidated Subsidiaries, in accordance with GAAP.

         "INDEMNITEE" means the Agent (in its individual capacity and in its capacity as Agent), the Lease Participant, each Lender, each Authority and the Lessor, and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents; PROVIDED, HOWEVER, that in no event shall any Lessee or Guarantor be an Indemnitee.

         "INDEMNITEE GROUP" means the respective Affiliates, employees, officers, directors and agents of the Agent (in its individual capacity), the Lease Participant, each Lender, each Authority or the Lessor, as applicable; PROVIDED, HOWEVER, that in no event shall any Lessee or Guarantor be a member of the Indemnitee Group.

         "INITIAL CLOSING DATE" means the Closing Date for the first parcel of Land or Leased Property, as the case may be, acquired by the Lessor.

         "INVESTMENTS" is defined in Section 7.18 of the Guaranty.

         "LAND" means, with respect to any Lease, the land described in Appendix B to the related Lease Supplement or Lease, as applicable.

         "LAWS" means all ordinances, statutes, rules, regulations, orders, injunctions, writs, treaties or decrees of any governmental or political subdivision or agency thereof, or of any court or similar entity established by any thereof.

         "LEASE" means each Lease Agreement, together with each Lease Supplement thereto, between a Lessee and the Lessor, substantially in the form of Exhibit E to the Master Agreement, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Funding Parties in the jurisdiction where the Leased Property is located.

         "LEASE BALANCE" means, with respect to the Leased Properties, as of any date of determination, an amount equal to the aggregate sum of the outstanding Funded Amounts of all Funding Parties, all accrued and unpaid interest on the Loans, all accrued and unpaid Yield on the Lessor's Invested Amounts, all unpaid fees owing to the Funding Parties under the Operative Documents, including all other amounts owing to the Funding Parties by any Lessee or the Guarantor under the Operative Documents.



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


         "LEASE PARTICIPANT" means SunTrust Bank, Atlanta and such other Persons, if any, who may become parties to the Lease Participation Agreement as Lease Participants.

         "LEASE PARTICIPATION AGREEMENT" means the Lease Participation Agreement dated as of July 16, 1996, between the Lessor and the Lease Participant.

         "LEASE PARTICIPANT AMOUNT" means the amounts funded by the Lease Participant pursuant to Section 2.2 of the Lease Participation Agreement (as increased during the related Construction Term by a amount equal to the Lease Participant's Percentage of the increase in the related Lessor's Invested Amount pursuant to Section 2.3(c) of the Master Agreement), as the purchase price for the Lease Participation.

         "LEASE PARTICIPANT COMMITMENT" is defined in Section 2.2 of the Lease Participation Agreement.

         "LEASE PARTICIPATION" is defined in Section 2.1 of the Lease Participation Agreement.

         "LEASE SUPPLEMENT" is defined in Section 2.1 of each Lease.

         "LEASE TERM" with respect to any Lease means (a) the Base Term, as it may be renewed pursuant to Section 14.9 of such Lease or (b) such shorter period as may result from earlier termination of such Lease as provided therein.

         "LEASE TERMINATION DATE" means the last day of the Lease Term, as the same may be accelerated pursuant to the Lease.

         "LEASED PROPERTY" means Land and the related Building(s). For purpose of any Lease, "Leased Property" means the property subject to such Lease, unless the context provides otherwise.

         "LEASED PROPERTY BALANCE" means, with respect to any Leased Property, as of any date of determination, an amount equal to the aggregate sum of the outstanding related Funded Amounts of all Funding Parties, all accrued and unpaid interest on the related Loans, all accrued and unpaid Yield on the related Lease Participant Amounts, all related unpaid fees owing to the Funding Parties under the Operative Documents, including all other amounts owing to the Funding Parties by the related Lessee or the Guarantor under the Operative Documents.

         "LENDER BASIC RENT" means, for any Rent Period under any Lease, the aggregate amount of interest accrued on the Loans related to the Leased Property subject to such Lease pursuant to Section 2.5 of the Loan Agreement during such Rent Period, plus the amount of principal of such Loans then due pursuant to Section 2.4 of the Loan Agreement.

         "LENDERS" means such financial institutions as are, or who may hereafter become, parties to the Loan Agreement as Lenders to the Lessor.

         "LESSEE" is defined in the preamble to the Master Agreement.

         "LESSOR BASIC RENT" means, for any Rent Period under any Lease, the aggregate amount of Yield accrued on the Lessor's Invested Amounts under any Lease under Section 2.3(a) of the Master Agreement during such Rent Period.

         "LESSOR" is defined in the preamble to the Master Agreement.

         "LESSOR LIENS" means Liens on or against any Leased Property, any Lease or any payment of Rent (a) which result from any act or omission of, or any Claim against, the Lessor unrelated to the transactions contemplated by the Operative Documents or the IDB Documentation or (b) which result from any Tax owed by the Lessor, except any Tax for which a Lessee is obligated to indemnify (including, without limitation, in the foregoing exception, any assessments with respect to any Leased Property noted on the related Title Policy or assessed in connection with any construction or development by a Lessee or Cardinal).

         "LESSOR'S INVESTED AMOUNT" means the amounts funded by the Lessor pursuant to Section 2 of the Master Agreement that are not proceeds of Loans by a Lender, as increased during the related Construction Term pursuant to Section 2.3(c) of the Master Agreement.

         "LIBOR RATE" means, with respect to any Rent Period, the rate per annum equal to the quotient of (i) the offered rate for deposits in U.S. Dollars of amounts equal or comparable to the aggregate principal amount of the Lease Participant Amounts and, if any, the Loans offered for a term comparable to such Rent Period (or, in the case of the first Rent Period for any Funding made on a Closing Date, the one, two or three month period beginning on such Closing Date that ends closest to the first Payment Date thereafter), which rates appear on the Reuters Screen LIBO Page as of 11:00 a.m. London time, two (2) Business Days prior to the first day of such Rent Period, PROVIDED that (x) if more than one such offered rate appears on the Reuters Screen LIBO Page, the rate used to determine the LIBOR Rate will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of such offered rates, or (y) if no such offered rates appear on such page, the rate used for such Rent Period will be the arithmetic average (rounded upward, if necessary, to the next higher 1/16th of 1%) of rates quoted by not less than two major banks in New York, New York, selected by the Agent, at approximately 10:00 a.m., New York time, two (2) Business Days prior to the first day of such Rent Period, for deposits in U.S. Dollars offered to leading European banks for a period comparable to such Rent Period in an amount comparable to the principal amount of the Lease Participant Amounts and the Loans, divided by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage, the rate so determined to be rounded upwards to the nearest multiple of 1/100th of 1%. All determinations of Yield, interest, Lease Participant Basic Rent, Lender Basic Rent, LIBOR Rate, Alternative Rate, and Overdue Rate by the Agent shall, in the absence of demonstrable error, be binding and conclusive upon the Lessees.

         "LIBOR RESERVE PERCENTAGE" means, for any Rent Period, the aggregate reserve requirement (including any basic, emergency, supplemental, marginal or other reserve requirement) which is actually imposed on the Agent during such Rent Period (or if more than one such percentage shall be so applicable, the daily average of such percentages) under Regulation D of the Board of Governors of the Federal Reserve System with respect to liabilities or assets consisting of or including "Eurocurrency liabilities" having a term equal to the applicable Rent Period. The LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the LIBOR Reserve Percentage.

         "LIEN" means any mortgage, deed of trust, pledge, security interest, encumbrance, lien, easement, servitude or charge of any kind, including, without limitation, any irrevocable license, conditional sale or other title retention agreement, any lease in the nature thereof, or any other right of or arrangement with any creditor to have its claim satisfied out of any specified property or asset with the proceeds therefrom prior to the satisfaction of the claims of the general creditors of the owner thereof, whether or not filed or recorded, or the filing of, or agreement to execute as "debtor", any financing or continuation statement under the Uniform Commercial Code of any jurisdiction or any federal, state or local lien imposed pursuant to any Environmental Law.

         "LOAN" shall have the meaning specified in Section 2.1 of the Loan Agreement.

         "LOAN AGREEMENT" means the Loan Agreement, dated as of July 16, 1996, among the Lessor, the Agent and the Lenders.

         "LOAN DOCUMENTS" means the Loan Agreement, the Notes, the Assignments of Lease and Rents, the Mortgages and all documents and instruments executed and delivered in connection with each of the foregoing.

         "LOAN EVENT OF DEFAULT" means any of the events specified in Section
5.1 of the Loan Agreement, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, or any other condition, event or act has been satisfied.

         "LOAN POTENTIAL EVENT OF DEFAULT" means any event, condition or failure which, with notice or lapse of time or both, would become a Loan Event of Default.

         "LOSS PROCEEDS" is defined in Section 10.6 of each Lease.

         "MASTER AGREEMENT" means the Master Agreement, dated as of July 16, 1996 among the Lessees, the Guarantor, the Lessor, the Agent and the Lenders.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect upon the financial condition, operations, performance or properties of a Lessee or the Guarantor, or the ability of the Guarantor or any Lessee to perform in any material respect under the Operative Documents or the value, utility or useful life of any Leased Property, or the validity, enforceability or legality of any of the Operative Documents, or the priority, perfection or status of any Funding Party's interest in any Leased Property.

         "MORTGAGE" means, with respect to any Leased Property, that certain mortgage or deed of trust, dated as of the related Closing Date, by the Lessor to the Agent, in the form of Exhibit D-1 or D-2, as applicable, attached to the Master Agreement, with such modifications as are satisfactory to the Lessor and the Agent in conformity with Applicable Law to assure customary remedies in favor of the Agent in the jurisdiction where the Leased Property is located.

         "MULTIEMPLOYER PLAN" means at any time an employee pension benefit plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such five year period.

         "NEW TAXES" is defined in Section 7 of the Master Agreement.

         "NOTES" means the A Note and the B Note issued by the Lessor under the Loan Agreement, and any and all notes issued in replacement or exchange therefor in accordance with the provisions thereof.

         "OFFICER'S CERTIFICATE" of a Person means a certificate signed by the Chairman of the Board or the President or any Executive Vice President or any Senior Vice President or any other Vice President of such Person signing with the Treasurer or any Assistant Treasurer or the Controller or any Assistant Controller or the Secretary or any Assistant Secretary of the such Person, or by any Vice President who is also Controller or Treasurer signing alone.

         "OPERATIVE DOCUMENTS" means the Master Agreement, the Guaranty, the Deeds, the Leases, the Lease Participation Agreement, the Security Agreement and Assignment, the Notes, the Joinder Agreements, the Loan Agreement, the Assignments of Lease and Rents, the Mortgages and the other documents delivered in connection with the transactions contemplated by the Master Agreement.

         "OVERDUE RATE" means the lesser of (a) the highest interest rate permitted by Applicable Law and (b) an interest rate per annum (calculated on the basis of a 365-day (or 366-day, if appropriate) year equal to 2.0% above the Alternative Rate in effect from time to time.

         "PARTIAL PURCHASE OPTION" is defined in Section 14.1(b) of each Lease.

         "PARTICIPATION PERCENTAGE" is defined in Section 2.1 of the Lease Participation Agreement.

         "PAYMENT DATE" means the first day of each January, April, July and October, or, if such day is not a Business Day, the next Business Day.

         "PBGC" means the Pension Benefit Guaranty Corporation, and any successor thereto.

         "PERMITTED LIENS" means the following with respect to any Leased
Property: (a) the respective rights and interests of the related Lessee, Lessor, the Agent, the Lease Participant and any Lender, as provided in the Operative Documents, (b) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (c) materialmen's, mechanics', workers', repairmen's, employees' or other like Liens arising after the related Closing Date in the ordinary course of business for amounts either not yet due or being contested in good faith and by appropriate proceedings, so long as enforcement thereof is stayed pending such proceedings, (d) Liens arising after such Closing Date out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith, so long as the enforcement thereof has been stayed pending such appeal or review, (e) easements, rights of way, reservations, servitudes and rights of others against the Land which are listed on Schedule B to the Title Policy,

(f) assignments, leases and subleases expressly permitted by the Operative Documents and (g) Liens created pursuant to the IDB Documentation.

         "PERSON" means an individual, corporation, partnership, joint venture, association, joint-stock company, trust, nonincorporated organization or government or any agency or political subdivision thereof.

         "PLAN" means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and either (i) is maintained, or contributed to, by any member of the ERISA Group for employees of any member of the ERISA Group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA Group.

         "PLANS AND SPECIFICATIONS" means with respect to any Building the final plans and specifications for such Building prepared by the Architect, and referred to by the Appraiser in the Appraisal, as such Plans and Specifications may be hereafter amended, supplemented or otherwise modified from time to time.

         "PNC" is defined in the preamble to the Master Agreement.

         "POTENTIAL EVENT OF DEFAULT" means any event, condition or failure which, with notice or lapse of time or both, would become an Event of Default.

         "PURCHASE AGREEMENT" means with respect to any Land, the purchase agreement with the Seller for the conveyance of such Land to the Lessor.

         "PURCHASE OPTION" is defined in Section 14.1 of each Lease.

         "RECOURSE DEFICIENCY AMOUNT" means the sum of (i) the aggregate principal amount of the A Loans, PLUS the A Percentage of the Lessor's Invested Amounts, PLUS (ii) all accrued and unpaid Yield on the A Percentage of the Lessor's Invested Amounts and all accrued and unpaid interest on the A Loans.

         "REGULATIONS" means the income tax regulations promulgated from time to time under and pursuant to the Code.

         "RELEASE" means the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

         "RELEASE DATE" means, with respect to any Leased Property, the earlier of (i) the date that the related Leased Property Balance has been paid in full, and (ii) the date on which the Agent gives notice to the Lessor that the Lease Participant and the Lenders release any and all interest they may have in such Leased Property, and all proceeds thereof, and any rights to direct, consent or deny consent to any action by the Lessor with respect to such Leased Property.

         "REMARKETING OPTION" is defined in Section 14.6 of each Lease.

         "RENT" means Basic Rent and Supplemental Rent, collectively.

         "RENT PERIOD" means, with respect to any Leased Property, initially the period commencing on the related Closing Date and ending on the first Payment Date, and thereafter each period from one Payment Date to the next following Payment Date.

         "REPORT" is defined in Section 7.5 of the Master Agreement.

         "REQUIRED LENDERS" means, at any time, Lenders holding an aggregate outstanding principal amount of Loans equal to at least 66-2/3% of the aggregate outstanding principal amount of all Loans.

         "REQUIRED FUNDING PARTIES" means, at any time, Funding Parties holding an aggregate outstanding principal amount of Funded Amounts equal to at least 66-2/3% of the aggregate outstanding principal amount of all Funded Amounts.

         "REQUIREMENTS OF LAW" means, as to any Person, the charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, permit, approval, authorization, license or variance, order or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act, the Securities Exchange Act, Regulations G, T, U and X, and any building, environmental or land use requirement or permit or occupational safety or health law, rule or regulation.

         "RESPONSIBLE FINANCIAL OFFICER" is defined in Section 7.1(c) of the Guaranty.

         "RESPONSIBLE OFFICER" means the Chairman or Vice Chairman of the Board of Directors, the Chairman or Vice Chairman of the

Executive Committee of the Board of Directors, the President, any Senior Vice President or Executive Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, or any Assistant Treasurer.

         "SCHEDULED CONSTRUCTION TERMINATION DATE" means with respect to any Building the twenty-four-month anniversary of the Closing Date for the related Land.

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITIES" means any stock, shares, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as "securities", or any certificates of interest, shares, or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire any of the foregoing.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "SECURITY AGREEMENT AND ASSIGNMENT" means, with respect to any Leased Property, the Security Agreement and Assignment (Construction Contract, Architect's Agreement, Permits, Licenses and Governmental Approvals, and Plans, Specifications and Drawings) from the related Lessee to the Lessor, substantially in the form of Exhibit C to the Master Agreement.

         "SELLER" means as to any Leased Property, the seller thereof to the Lessor or an Authority, as applicable, on the related Closing Date.

         "SENIOR FUNDED INDEBTEDNESS" means any Funded Indebtedness of Cardinal that is not subordinated in right of payment to any other Indebtedness of Cardinal.

         "SUBSIDIARY" means for any Person any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

         "SUNTRUST" means SunTrust Banks, Inc., a Georgia corporation.

         "SUNTRUST BANK" is defined in the preamble to the Master Agreement.

         "SUPPLEMENTAL RENT" means any and all amounts, liabilities and obligations other than Basic Rent which a Lessee assumes or agrees or is otherwise obligated to pay under the related Lease or any other Operative Document (whether or not designated as Supplemental Rent) to the Lessor, the Agent, the Lease Participant, any Lender or any other party, including, without limitation, amounts under Article XVI of such Lease, and indemnities and damages for breach of any covenants, representations, warranties or agreements, and all overdue or late payment charges in respect of any Funded Amount.

         "SURRENDER OPTION" is defined in Section 14.6 of each Lease.

         "TAX" or "TAXES" is defined in Section 7.4 of the Master Agreement.

         "TAX INDEMNITEE" means the Lessor, the Lease Participant, the Agent, any Lender and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors and agents thereof, PROVIDED, HOWEVER, that in no event shall any Lessee or the Guarantor be a Tax Indemnitee.

         "TITLE INSURANCE COMPANY" means the company that has or will issue the title policies with respect to a Leased Property, which company shall be reasonably acceptable to the Funding Parties.

         "TITLE POLICY" is defined in Section 3.1 of the Master Agreement.

         "TOTAL CAPITAL" means the sum of Funded Debt, PLUS tangible shareholders' equity (as determined in accordance with GAAP).

         "TRANSACTION" means all the transactions and activities referred to in or contemplated by the Operative Documents.

         "UCC" means the Uniform Commercial Code of Georgia, as in effect from time to time.

         "UNFUNDED BENEFIT LIABILITIES" means with respect to any Plan or Multiemployer Plan at any time, the amount of unfunded benefit liabilities of such Plan or Multiemployer Plan at such time as determined under ERISA Section 4001(a)(18) which shall not be less than the accumulated benefit obligation, as disclosed in accordance with FAS 87, over the fair market value of Plan or Multiemployer Plan assets.

         "YIELD" is defined in Section 2.3 of the Master Agreement.